As filed with the Securities and Exchange Commission on February 27, 2004
                                                      Registration No. 002-14069
                                                                File No. 811-810
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                          |X|
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 96                     |X|

                                     AND/OR

                             REGISTRATION STATEMENT
                                    UNDER THE
                          INVESTMENT COMPANY ACT OF 1940                     |X|
                                 AMENDMENT NO. 44                            |X|
                        (CHECK APPROPRIATE BOX OR BOXES.)
                              -------------------
                               PHOENIX SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                              -------------------
                        101 MUNSON STREET, GREENFIELD, MA               01301
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES

                                 (800) 243-1574
                          REGISTRANT'S TELEPHONE NUMBER
                              -------------------
                              JOHN R. FLORES, ESQ.
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                              -------------------
          IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
          (CHECK APPROPRIATE BOX):
             [ ]  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
             |X|  ON FEBRUARY 28, 2004 PURSUANT TO PARAGRAPH (B), OR
             [ ]  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(I)
             [ ]  ON         PURSUANT TO PARAGRAPH (A)(I)
             [ ]  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(II)
             [ ]  ON         PURSUANT TO PARAGRAPH (A)(II) OF RULE 485
          IF APPROPRIATE, CHECK THE FOLLOWING BOX:
             [ ]  THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE
                  FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

================================================================================

                               PHOENIX SERIES FUND

                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(A)

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                                   PROSPECTUS CAPTION
-----------------------------                                                   ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
       and Related Risks........................................        Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges;
                                                                        Your Account; How to Buy Shares; How to Sell
                                                                        Shares; Things You Should Know When Selling Shares;
                                                                        Account Policies; Investor Services; Tax Status
                                                                        of Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                     PART B

           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Techniques and Risks; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Trust
14.    Control Persons and Principal Holders of Securities......        Management of the Trust
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; How to Redeem Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                     PART C

INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE
          ITEM, SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

            Prospectus



            > FEBRUARY 28, 2004


            -------------------
            DUFF&PHELPS
            -------------------

            Phoenix-Duff & Phelps Core Bond Fund            Do you want to
                                                            stop receiving
                                                        fund documents by mail?

            [Logo] ENGEMANN                                     Go to
                   ASSET MANAGEMENT                     PhoenixInvestments.com,
                                                          log in and sign up
                                                            for E-Delivery
            Phoenix-Engemann Aggressive Growth Fund

            Phoenix-Engemann Capital Growth Fund



            |GOODWIN|

            Phoenix-Goodwin High Yield Fund

            Phoenix-Goodwin Money Market Fund



            OAKHURST
            Phoenix-Oakhurst Balanced Fund




                                                           Neither the Securities and Exchange Commission
                                                           nor any state securities commission has approved
                                                           or disapproved of these securities or determined
                                                           if this prospectus is truthful or complete. Any
                                                           representation to the contrary is a criminal offense.

                                                           This prospectus contains important information
                                                           that you should know before investing in
                                                           Phoenix-Duff & Phelps Core Bond Fund,
                                                           Phoenix-Engemann Aggressive Growth Fund,
                                                           Phoenix-Engemann Capital Growth Fund,
            [Logo] PHOENIX                                 Phoenix-Goodwin High Yield Fund, Phoenix-
                   INVESTMENT PARTNERS, LTC.               Oakhurst Balanced Fund. Please read it carefully
                   Committed to Investor Success(SM)       and retain it for future reference.

PHOENIX SERIES FUND
--------------------------------------------------------------------------------


TABLE OF CONTENTS

Phoenix-Duff & Phelps Core Bond Fund
   Investment Risk and Return Summary.......................................  1
   Fund Expenses............................................................  4
   Management of the Fund...................................................  5
Phoenix-Engemann Aggressive Growth Fund
   Investment Risk and Return Summary.......................................  6
   Fund Expenses............................................................  9
   Management of the Fund................................................... 10
Phoenix-Engemann Capital Growth Fund
   Investment Risk and Return Summary....................................... 12
   Fund Expenses............................................................ 15
   Management of the Fund................................................... 16
Phoenix-Goodwin High Yield Fund
   Investment Risk and Return Summary....................................... 18
   Fund Expenses............................................................ 23
   Management of the Fund................................................... 24
Phoenix-Goodwin Money Market Fund
   Investment Risk and Return Summary....................................... 26
   Fund Expenses............................................................ 29
   Management of the Fund................................................... 30
Phoenix-Oakhurst Balanced Fund

   Investment Risk and Return Summary....................................... 31
   Fund Expenses............................................................ 35
   Management of the Fund................................................... 36
Additional Investment Techniques............................................ 38
Pricing of Fund Shares...................................................... 41
Sales Charges............................................................... 42
Your Account................................................................ 45
How to Buy Shares........................................................... 47
How to Sell Shares.......................................................... 47
Things You Should Know When Selling Shares.................................. 48
Account Policies............................................................ 50
Investor Services........................................................... 51
Tax Status of Distributions................................................. 52
Financial Highlights........................................................ 53

PHOENIX-DUFF & PHELPS CORE BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Duff & Phelps Core Bond Fund has an investment objective to seek both current income and capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in investment grade debt securities of U.S. issuers. Investment grade debt securities are those with credit ratings, at the time of acquisition, within the four highest rating categories, or if unrated, those that the adviser believes are of comparable quality.

> The fund intends to maintain an average credit quality of investments of "A" or better as rated by Moody's Investors Services, Inc. or Standard & Poor's.

>        The fund may invest in corporate bonds, short-term instruments, U.S.
         Government securities, mortgage-backed and asset-backed securities, Collateralized Mortgage Obligations (CMOs) and municipal securities.

> Using a top-down investment process, the adviser formulates an economic outlook, which leads to forecasted behavior of interest rates. To select securities for portfolio investment, the adviser seeks to identify those securities that offer an attractive yield while maintaining high credit quality. For buy and sell decisions, the adviser utilizes fundamental economic and credit research. Within the mortgage-backed and Treasury sectors, the buy and sell discipline relies on the use of financial models to ascertain relative value.

>        Debt securities selected for investment may be of any maturity.
         However, it is intended that fund investments will have an average maturity of between five and 10 years.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

                                         Phoenix-Duff & Phelps Core Bond Fund  1

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

MORTGAGED-BACKED AND ASSET-BACKED SECURITIES AND CMOS

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

2  Phoenix-Duff & Phelps Core Bond Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Duff & Phelps Core Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                                [GRAPHIC OMITTED]

                        CALENDAR YEAR        ANNUAL RETURN (%)
                            1994                 -3.34%
                            1995                 17.24%
                            1996                  1.93%
                            1997                  9.19%
                            1998                  6.56%
                            1999                 -2.96%
                            2000                  9.39%
                            2001                  7.58%
                            2002                  5.22%
                            2003                  2.81%


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 6.09% (quarter ending June 30, 1995) and the lowest return for a quarter was -2.73% (quarter ending March 31,
1994).

---------------------------------------------------------------------------------------------

                                                                           SINCE INCEPTION(2)
AVERAGE ANNUAL TOTAL RETURNS                                               ------------------
(FOR THE PERIODS ENDED 12/31/03)(1)         1 YEAR   5 YEARS   10 YEARS    CLASS B    CLASS C
---------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------
   Return Before Taxes                      -2.07%   3.31%     4.69%         --         --
---------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)   -4.00%   0.83%     2.28%         --         --
---------------------------------------------------------------------------------------------
   Return After Taxes on Distributions      -1.36%   1.25%     2.46%         --         --
   and Sale of Fund Shares(3)
---------------------------------------------------------------------------------------------
Class B
---------------------------------------------------------------------------------------------
   Return Before Taxes                      -1.83%   3.52%      --         4.53%        --
---------------------------------------------------------------------------------------------
Class C
---------------------------------------------------------------------------------------------
   Return Before Taxes                       0.41%    --        --           --       5.05%
---------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(4)      4.10%   6.62%     6.95%       7.13(5)    8.17(6)

---------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class B Shares since February 24, 1994 and Class C Shares since October 12, 1999.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The Index's performance does not reflect sales charges.
(5) Index performance since February 28, 1994.
(6) Index performance since October 29, 1999.

                                         Phoenix-Duff & Phelps Core Bond Fund  3

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                     CLASS A        CLASS B       CLASS C
                                                                     SHARES         SHARES        SHARES
                                                                     -------        -------       -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge
(load) Imposed on Purchases (as a percentage of offering price)       4.75%          None          None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)              None           5%(a)         1%(b)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                             None           None          None

Redemption Fee                                                        None           None          None

Exchange Fee                                                          None           None          None
                                                                 ------------------------------------------
                                                                     CLASS A        CLASS B       CLASS C
                                                                     SHARES         SHARES        SHARES
                                                                     -------        -------       -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                       0.45%          0.45%         0.45%

Distribution and Service (12b-1) Fees(c)                              0.25%          1.00%         1.00%


Other Expenses                                                        0.46%          0.46%         0.46%
                                                                      -----          -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.16%          1.91%         1.91%
                                                                      =====          =====         =====


------------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4  Phoenix-Duff & Phelps Core Bond Fund

--------------------------------------------------------------------------------
   CLASS             1 YEAR        3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class A            $588          $826            $1,083          $1,817
--------------------------------------------------------------------------------
   Class B            $594          $800            $1,032          $2,038
--------------------------------------------------------------------------------
   Class C            $294          $800            $1,032          $2,233

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS             1 YEAR        3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class B            $194          $600            $1,032          $2,038
--------------------------------------------------------------------------------
   Class C            $194          $600            $1,032          $2,233

--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER


Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps acts as investment adviser to eight mutual funds and as adviser to institutional clients. As of December 31, 2003, Duff & Phelps had approximately $5.1 billion in assets under management on a discretionary basis.


Subject to the direction of the fund's Board of Trustees, Duff & Phelps is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Duff & Phelps manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------
                    1st billion   $1+ billion through $2 billion   $2+ billion
--------------------------------------------------------------------------------
   Management Fee      0.45%                  0.40%                   0.35%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $549,677. The ratio of management fees to average net assets for the fiscal year ended October 31, 2003 was 0.45%.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of fixed income investment professionals.

                                         Phoenix-Duff & Phelps Core Bond Fund  5

PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Engemann Aggressive Growth Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 65% of its assets in equity securities, including common and preferred stocks, and securities convertible into common stocks.

> The adviser manages the fund's investment program and general operation of the fund and the subadviser manages the investments of the fund. The subadviser seeks growth through disciplined investment in stocks of companies that the subadviser believes have the ability to increase their profits year after year at a much faster rate than the average company. The subadviser manages the fund's portfolio from a top-down sector focus based upon market and economic conditions. Securities are then analyzed using a bottom-up approach. The subadviser focuses on companies that it believes have potential for substantial earnings growth and have strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

> Generally, stocks are sold when the subadviser believes the growth rate of the stock will drop over the long term.

> The subadviser's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

> Companies selected for fund investment may be of any size but the fund tends to invest more in small and medium capitalization companies. Generally, the fund will look to the Russell universe, its comparative benchmark, to delineate among small, medium and large capitalization growth companies.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold cash or invest without limit in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.


6  Phoenix-Engemann Aggressive Growth Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

SMALL AND MEDIUM CAPITALIZATIONS

Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


                                      Phoenix-Engemann Aggressive Growth Fund  7

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Aggressive Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                                [GRAPHIC OMITTED]

                        CALENDAR YEAR        ANNUAL RETURN (%)
                            1994                 -3.92%
                            1995                 51.71%
                            1996                 11.09%
                            1997                 19.37%
                            1998                 30.44%
                            1999                 83.65%
                            2000                -17.33%
                            2001                -36.45%
                            2002                -32.02%
                            2003                 37.28%


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 52.01% (quarter ending December 31, 1999) and the lowest return for a quarter was -36.28% (quarter ending March 31, 2001).

---------------------------------------------------------------------------------------------

                                                                           SINCE INCEPTION(2)
 AVERAGE ANNUAL TOTAL RETURNS                                              ------------------
(FOR THE PERIODS ENDED 12/31/03)(1)         1 YEAR   5 YEARS   10 YEARS    CLASS B    CLASS C
---------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------
   Return Before Taxes                      31.27%   -2.95%     8.06%        --         --
---------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)   31.27%   -3.82%     5.23%        --         --
---------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and  20.33%   -2.54%     5.42%        --         --
   Sale of Fund Shares(3)
---------------------------------------------------------------------------------------------
Class B
---------------------------------------------------------------------------------------------
   Return Before Taxes                      34.34%   -2.54%      --         8.76%       --
---------------------------------------------------------------------------------------------
Class C
---------------------------------------------------------------------------------------------
   Return Before Taxes                      38.24%     --        --          --       -13.31%
---------------------------------------------------------------------------------------------
S&P 500 Index(4)                            28.71%   -0.57%    11.10%      11.96%      -3.13%
---------------------------------------------------------------------------------------------
Russell Midcap Growth Index(5)              42.71%    2.01%     9.40%      10.57%      -3.59%

---------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class B Shares since July 21, 1994 and Class C Shares since January 2, 2001.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.
(5) The Russell Midcap Growth Index is an unmanaged commonly used measure of total return performance of mid-capitalization growth-oriented stocks. The stocks are also members of the Russell 1000 Growth Index. Index performance does not reflect sales charges.

8  Phoenix-Engemann Aggressive Growth Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                     CLASS A        CLASS B       CLASS C
                                                                     SHARES         SHARES        SHARES
                                                                     -------        -------       -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on
Purchases (as a percentage of offering price)                         5.75%          None          None

Maximum Deferred Sales Charge (load) (as a percentage of the
lesser of the value redeemed or the amount invested)                  None           5%(a)         1%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends           None           None          None

Redemption Fee                                                        None           None          None

Exchange Fee                                                          None           None          None
                                                                 ------------------------------------------
                                                                     CLASS A        CLASS B       CLASS C
                                                                     SHARES         SHARES        SHARES
                                                                     -------        -------       -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                                       0.83%          0.83%         0.83%

Distribution and Service (12b-1) Fees(c)                              0.25%          1.00%         1.00%

Other Expenses                                                        0.48%          0.48%         0.48%
                                                                      -----          -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.56%          2.31%         2.31%
                                                                      =====          =====         =====

------------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      Phoenix-Engemann Aggressive Growth Fund  9

--------------------------------------------------------------------------------
   CLASS          1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------

   Class A         $725           $1,039           $1,376            $2,325
--------------------------------------------------------------------------------
   Class B         $634             $921           $1,235            $2,458
--------------------------------------------------------------------------------
   Class C         $334             $721           $1,235            $2,646

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS          1 YEAR          3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------

   Class B         $234             $721           $1,235            $2,458
--------------------------------------------------------------------------------
   Class C         $234             $721           $1,235            $2,646

--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISERS


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. As of December 31, 2003, Phoenix had $22.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Engemann Asset Management ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four mutual funds, as subadviser to four mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 2003, Engemann had $4.4 billion in assets under management. Engemann has been an investment adviser since 1969.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the funds. Engemann, as subadviser, is responsible for day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


10  Phoenix-Engemann Aggressive Growth Fund

--------------------------------------------------------------------------------
                     1st $50 million     Next $450 million   Over $500 million
--------------------------------------------------------------------------------
   Management Fee         0.90%                0.80%               0.70%
--------------------------------------------------------------------------------

Phoenix pays Engemann a subadvisory fee at the following rates:

--------------------------------------------------------------------------------------------------
                                        $50 million to     $262 million to         Over
                     1st $50 million     $262 million       $500 million       $500 million
--------------------------------------------------------------------------------------------------
   Subadvisory Fee        0.40%             0.30%               0.45%              0.35%
--------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $1,547,096. The ratio of management fees to average net assets for the fiscal year ended October 31, 2003 was 0.83%.


PORTFOLIO MANAGEMENT


Gretchen Lash oversees the research and portfolio management function at Engemann, and has been the Chief Executive Officer, President, Chief Investment Officer and Portfolio Manager for Engemann since May, 2003. Ms. Lash joined Engemann in October, 2001 as the Chief Investment Officer & Portfolio Manger. Prior to joining Engemann, Ms. Lash was a Principal and Portfolio Manager for William Blair & Co. Ms. Lash earned the right to use the Chartered Financial Analyst designation in 1992; she is a regular panelist on CNBC television's Louis Rukeyser's Wall Street.


Jim Chen serves as the portfolio manager of the fund and as such is responsible for the day-to-day management of the fund's portfolio. Mr. Chen is a Vice President of Engemann and has been with Engemann since 1994. Mr. Chen earned the right to use the Chartered Financial Analyst designation in 1994.




                                     Phoenix-Engemann Aggressive Growth Fund  11

PHOENIX-ENGEMANN CAPITAL GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Engemann Capital Growth Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 65% of its assets in the common stock of companies believed by the subadviser to have appreciation potential.

> The adviser manages the fund's investment program and general operation of the fund and the subadviser manages the investments of the fund. The subadviser seeks growth through disciplined, diversified investment in stocks of high-quality companies that the subadviser believes have the ability to increase their profits year after year at a faster rate than the average company. The subadviser manages the fund's portfolio from a top-down sector focus based upon market and economic conditions. Securities are then analyzed using a bottom-up approach. The subadviser focuses on companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

> Generally, stocks are sold when the subadviser believes the growth rate of the stock will drop over the long term or there is a negative change in fundamentals.

> The subadviser's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold cash or invest without limit in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

12  Phoenix-Engemann Capital Growth Fund

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.

                                        Phoenix-Engemann Capital Growth Fund  13

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Capital Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                                [GRAPHIC OMITTED]

                        CALENDAR YEAR       ANNUAL RETURN (%)
                            1994                 -1.60%
                            1995                 33.98%
                            1996                 14.68%
                            1997                 23.30%
                            1998                 29.65%
                            1999                 29.01%
                            2000                -18.14%
                            2001                -35.18%
                            2002                -25.41%
                            2003                 25.76%


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 26.66% (quarter ending December 31, 1999) and the lowest return for a quarter was -29.53% (quarter ending September 30, 2001).

----------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                                                SINCE INCEPTION
(FOR THE PERIODS ENDED 12/31/03)(1)         1 YEAR   5 YEARS   10 YEARS        CLASS B(2)
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
   Return Before Taxes                      18.53%    -9.55%   3.88%               --
----------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)   18.53%   -10.19%   1.71%               --
----------------------------------------------------------------------------------------------
   Return After Taxes on Distributions      12.05%    -7.72%   2.61%               --
   and Sale of Fund Shares(3)
----------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------
   Return Before Taxes                      20.84%    -9.16%    --                4.22%
----------------------------------------------------------------------------------------------
S&P 500 Index(4)                            28.71%    -0.57%   11.10%            11.90%
----------------------------------------------------------------------------------------------
S&P Barra Growth Index(5)                   25.68%    -3.48%   11.12%            12.30%

----------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.
(2) Since July 15, 1994.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.
(5) The S&P Barra Growth Index is a measure of total return performance of companies with lower book-to-price ratios. Index performance does not reflect sales charges.

14  Phoenix-Engemann Capital Growth Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A          CLASS B
                                                                    SHARES           SHARES
                                                                    -------          -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        5.75%            None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None             5%(a)

Maximum Sales Charge (load) Imposed on Reinvested Dividends          None             None

Redemption Fee                                                       None             None

Exchange Fee                                                         None             None
                                                                 ------------------------------

                                                                    CLASS A          CLASS B
                                                                    SHARES           SHARES
                                                                    -------          -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                                      0.70%            0.70%

Distribution and Service (12b-1) Fees(b)                             0.25%            1.00%

Other Expenses                                                       0.41%            0.41%
                                                                     -----            -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.36%            2.11%
                                                                     =====            =====


------------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        Phoenix-Engemann Capital Growth Fund  15

--------------------------------------------------------------------------------
   CLASS           1 YEAR        3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class A         $706          $981            $1,277          $2,116
--------------------------------------------------------------------------------
   Class B         $614          $861            $1,134          $2,250

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS           1 YEAR        3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class B         $214          $661            $1,134          $2,250

--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. As of December 31, 2003, Phoenix had $22.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Engemann Asset Management ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four mutual funds, as subadviser to four mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 2003, Engemann had $4.4 billion in assets under management. Engemann has been an investment adviser since 1969.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Engemann, as subadviser, is responsible for day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------
                                            $1+ billion
                       1st billion       through $2 billion       $2+ billion
--------------------------------------------------------------------------------
   Management Fee          0.70%                0.65%                 0.60%
--------------------------------------------------------------------------------

16  Phoenix-Engemann Capital Growth Fund

Phoenix pays Engemann a subadvisory fee at the following rates, subject to a minimum fee of $3 million.

--------------------------------------------------------------------------------
                                         Up to
                                      $3 billion                  $3+ billion
--------------------------------------------------------------------------------
   Subadvisory Fee                       0.10%                        0.30%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $5,780,468. The ratio of management fees to average net assets for the fiscal year ended October 31, 2003 was 0.70%.


PORTFOLIO MANAGEMENT


Gretchen Lash oversees the research and portfolio management function at Engemann, and has been the Chief Executive Officer, President, Chief Investment Officer and Portfolio Manager for Engemann since May, 2003. Ms. Lash joined Engemann in October, 2001 as the Chief Investment Officer & Portfolio Manger. Prior to joining Engemann, Ms. Lash was a Principal and Portfolio Manager for William Blair & Co. Ms. Lash earned the right to use the Chartered Financial Analyst designation in 1992; she is a regular panelist on CNBC television's Louis Rukeyser's Wall Street.


Ms. Lash, John Tilson and Scott Swanson serve as co-portfolio managers of the fund and as such are responsible for the day-to-day management of the fund's portfolio. Mr. Tilson is an Executive Vice President of Portfolio Management of Engemann and has been with Engemann since 1983. He earned the right to use the Chartered Financial Analyst designation in 1974. Mr. Swanson is a Vice President of Engemann and has been with Engemann since 1990. He earned the right to use the Chartered Financial Analyst designation in 1991.

                                        Phoenix-Engemann Capital Growth Fund  17

PHOENIX-GOODWIN HIGH YIELD FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Goodwin High Yield Fund has a primary investment objective to seek high current income and a secondary objective of capital growth. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of high yield-high risk fixed income securities (commonly referred to as "junk bonds") of both U.S. and foreign (non-U.S.), including emerging markets, issuers.

>        Fixed income securities are selected using a sector rotation approach.
         The adviser seeks to adjust the proportion of fund investments in various sectors (such as emerging markets, mortgages, and industry sectors that may include, among others, telecommunications, gaming and energy) and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark, Merrill Lynch High Yield Master II Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's style benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2003 the modified adjusted duration of the Merrill Lynch High Yield Master II Index was 4.42 years.


> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its style benchmark in an effort to maintain an interest rate risk profile consistent with that benchmark. Maturity composition refers to the percentage of securities within

18  Phoenix-Goodwin High Yield Fund
         specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2003 the maturity of the Merrill Lynch High Yield Master II Index was 6.29 years.


> The fund may invest in corporate bonds, agency and non-agency mortgage-backed securities, U.S. and foreign government obligations, derivatives and emerging market securities.

> The adviser will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold cash or invest without limit in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, securities rated below investment grade (high yield-high risk securities) have a greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

DERIVATIVES

Derivatives typically involve greater risks than traditional investments. Ascertaining the risk and value of derivative contracts is difficult, and gains and losses are more dependent on the adviser's ability to correctly predict movement of the underlying assets. Derivative contracts are subject to liquidity and counterparty risks and some contracts may involve potentially unlimited losses.

                                             Phoenix-Goodwin High Yield Fund  19

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

HIGH YIELD-HIGH RISK SECURITIES

High yield-high risk securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

20  Phoenix-Goodwin High Yield Fund

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

                                             Phoenix-Goodwin High Yield Fund  21

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin High Yield Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                                [GRAPHIC OMITTED]

                        CALENDAR YEAR        ANNUAL RETURN (%)
                            1994                 -7.97%
                            1995                 17.72%
                            1996                 17.23%
                            1997                 13.61%
                            1998                 -6.72%
                            1999                 11.73%
                            2000                 -9.82%
                            2001                 -6.61%
                            2002                 -2.99%
                            2003                 18.65%


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 10.35% (quarter ending June 30, 1995) and the lowest return for a quarter was -13.86% (quarter ending September 30, 1998).

---------------------------------------------------------------------------------------------

                                                                           SINCE INCEPTION(2)
AVERAGE ANNUAL TOTAL RETURNS                                               ------------------
(FOR THE PERIODS ENDED 12/31/03)(1)         1 YEAR   5 YEARS   10 YEARS    CLASS B    CLASS C
---------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------
   Return Before Taxes                      13.01%    0.63%     3.34%       --         --
---------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)   10.09%   -3.11%    -0.43%       --         --
---------------------------------------------------------------------------------------------
   Return After Taxes on Distributions       8.31%   -1.76%     0.50%       --         --
   and Sale of Fund Shares(3)
---------------------------------------------------------------------------------------------
Class B
---------------------------------------------------------------------------------------------
   Return Before Taxes                      13.78%    0.83%      --        2.85%       --
---------------------------------------------------------------------------------------------
Class C
---------------------------------------------------------------------------------------------
   Return Before Taxes                      17.93%    0.86%      --         --        -1.06%
---------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(4)      4.10%    6.62%     6.95%      6.99%(6)    6.94%
---------------------------------------------------------------------------------------------
Merrill Lynch High Yield Master II
Index(5)                                    28.15%    5.03%     7.06%      7.01%(6)    4.46%

---------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class B Shares since February 16, 1994 and Class C Shares since February 27, 1998.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.
(5) The Merrill Lynch High Yield Master II Index is an unmanaged, commonly used measure of total return performance for high-yield bonds. Index performance does not reflect sales charges.
(6) Index performance since February 28, 1994.

22  Phoenix-Goodwin High Yield Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                     CLASS A        CLASS B       CLASS C
                                                                     SHARES         SHARES        SHARES
                                                                     -------        -------       -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                         4.75%          None          None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)              None           5%(a)          1%(b)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                             None           None          None

Redemption Fee                                                        None           None          None

Exchange Fee                                                          None           None          None
                                                                 ------------------------------------------

                                                                     CLASS A        CLASS B       CLASS C
                                                                     SHARES         SHARES        SHARES
                                                                     -------        -------       -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                       0.65%          0.65%         0.65%

Distribution and Service (12b-1) Fees(c)                              0.25%          1.00%         1.00%


Other Expenses                                                        0.42%          0.42%         0.42%
                                                                      -----          -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.32%          2.07%         2.07%
                                                                      =====          =====         =====


------------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             Phoenix-Goodwin High Yield Fund  23

--------------------------------------------------------------------------------
   CLASS           1 YEAR        3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class A          $603          $873           $1,164           $1,990
--------------------------------------------------------------------------------
   Class B          $610          $849           $1,114           $2,208
--------------------------------------------------------------------------------
   Class C          $310          $649           $1,114           $2,400

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS           1 YEAR        3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class B          $210          $649           $1,114           $2,208
--------------------------------------------------------------------------------
   Class C          $210          $649           $1,114           $2,400

--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. As of December 31, 2003, Phoenix had $22.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------
                                            $1+ billion
                        1st billion      through $2 billion        $2+ billion
--------------------------------------------------------------------------------
   Management Fee          0.65%                0.60%                 0.55%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $1,442,811. The ratio of management fees to average net assets for the fiscal year ended October 31, 2003 was 0.65%.


24  Phoenix-Goodwin High Yield Fund

PORTFOLIO MANAGEMENT


A team of fixed income professionals led by Daniel P. Senecal makes investment and trading decisions for the fund. Mr. Senecal is a co-head of research and Managing Director at Phoenix. Mr. Senecal has been with the company since April 1997 during which time he has been a Director of Credit Research and Sector Manager for the Investment Grade Corporate sector and the Emerging Market Corporate sector. Prior to joining Phoenix, Mr. Senecal was employed as a research analyst at BankBoston and Shawmut Bank from 1990 to 1997. Mr. Senecal earned the right to use the Chartered Financial Analyst (CFA) designation in 1995.





                                             Phoenix-Goodwin High Yield Fund  25

PHOENIX-GOODWIN MONEY MARKET FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Goodwin Money Market Fund has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

>        The fund seeks to maintain a stable $1.00 per share price.

> The fund invests in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the fund's portfolio securities, based on their dollar value, will not exceed 90 days.

> The adviser seeks a high level of return relative to the market by selecting securities for the fund's portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends. The adviser may not purchase securities with the highest available yield if the adviser believes that such an investment is inconsistent with the fund objectives of preservation of capital and maintenance of liquidity.

>        The fund invests exclusively in the following instruments:

         o obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities;

         o obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks;

         o dollar-denominated obligations guaranteed by banks or savings and loan associations;

         o federally-insured obligations of other banks or savings and loan associations;

         o commercial paper, which at the date of investment is rated A-1 by Standard and Poor's ("S&P") and/or P-1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by a company which at the date of investment has an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's;

         o short-term corporate obligations, which at the date of investment are rated AA or higher by S&P or Aa or higher by Moody's; and

         o  repurchase agreements.

26  Phoenix-Goodwin Money Market Fund

> At least 95% of the fund's total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

> The fund may invest more than 25% of its assets in the domestic banking industry.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

GENERAL

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Neither the fund nor the adviser can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of fund investments and substantial redemptions may all negatively affect the fund.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. A security's short term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the fund's stream of income and decrease the fund's yield.

INTEREST RATE RISK

The value of your shares will be directly affected by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.

REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities, only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will remain at $1.00 or that the fund will realize a particular yield. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

                                           Phoenix-Goodwin Money Market Fund  27

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Money Market Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows the fund's average annual returns for one, five and ten years and the life of the fund. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


                                [GRAPHIC OMITTED]

                        CALENDAR YEAR        ANNUAL RETURN (%)
                            1994                  3.19%
                            1995                  5.33%
                            1996                  4.45%
                            1997                  0.88%
                            1998                  4.94%
                            1999                  4.56%
                            2000                  5.67%
                            2001                  3.58%
                            2002                  1.27%
                            2003                  0.95%

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 1.44% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.20% quarter ending September 30, 2003.


---------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED 12/31/03)(1)         1 YEAR   5 YEARS   10 YEARS    SINCE INCEPTION(2)
---------------------------------------------------------------------------------------------
   Class A Shares                            0.95%    3.19%      3.87%            --
---------------------------------------------------------------------------------------------
   Class B Shares                           -3.81%    2.42%       --             3.18%

---------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class B Shares since July 15, 1994.


The fund's 7-day yield on December 31, 2003 was 0.83% for Class A Shares, 0.06% and for Class B Shares.



28  Phoenix-Goodwin Money Market Fund

FUND EXPENSES

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                    CLASS A         CLASS B(C)
                                                                    SHARES            SHARES
                                                                    -------         ----------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        None             None


Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None             5%(a)


Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None             None

Redemption Fee                                                       None             None

Exchange Fee                                                         None             None
                                                                 ------------------------------

                                                                    CLASS A           CLASS B
                                                                    SHARES            SHARES
                                                                    -------           -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                                      0.40%            0.40%

Distribution and Service (12b-1) Fees(b)                             None             0.75%

Other Expenses                                                       0.47%            0.47%
                                                                     -----            -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.87%(d)(e)      1.62%(f)
                                                                     =====            =====

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front- end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").
(c) On or about March 12, 2004 Class B shares of the Phoenix-Goodwin Money Market Fund will no longer be available for sale and all outstanding shares will be liquidated at net asset value.
(d) Effective March 19, 2004, the investment adviser has agreed to reimburse Class A Shares' fund operating expenses through February 28, 2005 to the extent that they exceed 0.85%.
(e) The investment adviser waived fees and reimbursed expenses. During the time periods indicated, the range of ratios of operating expenses to average net assets were as follows:
       0.60% to 0.15% from 11/01/02 through 07/29/03
       0.35% from 07/30/03 through 03/12/04
(f) The investment adviser waived fees and reimbursed expenses. During the time periods indicated, the range of ratios of operating expenses to average net assets were as follows:
       1.35% to 0.90% from 11/01/02 through 07/29/03
       1.10% from 07/30/03 through 03/12/04


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           Phoenix-Goodwin Money Market Fund  29

--------------------------------------------------------------------------------
   CLASS           1 YEAR        3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class A           $89          $278            $482            $1,073
--------------------------------------------------------------------------------
   Class B          $565          $711            $881            $1,721

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS           1 YEAR        3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class B          $165          $511            $881            $1,721

--------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. As of December 31, 2003, Phoenix had $22.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------
                                            $1+ billion
                        1st billion      through $2 billion        $2+ billion
--------------------------------------------------------------------------------
   Management Fee           0.40%               0.35%                  0.30%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $780,760. The ratio of management fees to average net assets for the fiscal year ended October 31, 2003 was 0.40%.

Phoenix has agreed to assume expenses and reduce the advisory fee for the benefit of the fund to the extent that total annual fund operating expenses (excluding interest, taxes, brokerage fees and commission and extraordinary expenses) exceed 0.85% for Class A Shares.

PORTFOLIO MANAGEMENT

Investment and trading decisions are made by a team of fixed income professionals.




30  Phoenix-Goodwin Money Market Fund

PHOENIX-OAKHURST BALANCED FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Oakhurst Balanced Fund has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal market circumstances, the fund invests at least 65% of its assets in common stocks and fixed income securities of both U.S. and foreign issuers.


> Equity securities are selected by first using a screening process targeting investment criteria such as valuation, profitability, near term momentum, long term growth and financial stability. For the few hundred of the approximately 1,500 companies that survive this screening process, the adviser projects future growth in earnings and dividends, earnings momentum and relative under-valuation based on individual company prospects, industry trends and macroeconomic conditions. From this analysis, the adviser develops target prices and value ranges and selects a diversified portfolio of top-rated securities for purchase


>        Fixed income securities are selected using a sector rotation approach.
         The adviser seeks to adjust the proportion of fund investment in various sectors and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's fixed income benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2003 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.50 years.


> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of

                                              Phoenix-Oakhurst Balanced Fund  31
         its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2003 the maturity of the Lehman Brothers Aggregate Bond Index was 7.57 years.


> The fund may invest in all types of fixed income securities, including high yield-high risk securities (commonly referred to as "junk bonds"), corporate bonds, municipal bonds, agency and non-agency mortgaged-backed securities, asset-backed securities and U.S. Treasury securities.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold cash or invest without limit in cash equivalents such as U.S. Government securities and high grade commercial paper. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, securities rated below investment grade (high yield-high risk securities) have a greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, including so called "emerging market" countries (countries with less developed markets), as well as less public information about foreign

32  Phoenix-Oakhurst Balanced Fund
investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries and their companies. They may also have more obstacles to financial success.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

                                              Phoenix-Oakhurst Balanced Fund  33

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Oakhurst Balanced Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of two broad-based securities market indices and to a "balanced" benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                                [GRAPHIC OMITTED]

                        CALENDAR YEAR        ANNUAL RETURN (%)
                            1994                 -4.55%
                            1995                 23.39%
                            1996                  8.58%
                            1997                 18.33%
                            1998                 18.52%
                            1999                 10.76%
                            2000                 -0.38%
                            2001                  1.92%
                            2002                -11.56%
                            2003                 18.60%


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 13.59% (quarter ending December 31, 1998) and the lowest return for a quarter was -8.96% (quarter ending September 30, 2002).

---------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS                                               SINCE INCEPTION(2)
(FOR THE PERIODS ENDED 12/31/03)(1)         1 YEAR   5 YEARS   10 YEARS         CLASS B
---------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------
   Return Before Taxes                      11.78%     2.14%     7.14%           --
---------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)   11.18%     0.41%     4.39%           --
---------------------------------------------------------------------------------------------
   Return After Taxes on Distributions       7.81%     0.98%     4.56%           --
   and Sale of Fund Shares(3)
---------------------------------------------------------------------------------------------
Class B
---------------------------------------------------------------------------------------------
   Return Before Taxes                      13.76%     2.59%      --             7.83%
---------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(4)      4.10%     6.62%     6.95%           7.70%(7)
---------------------------------------------------------------------------------------------
S&P 500 Index(5)                            28.71%    -0.57%    11.10%          11.90%
---------------------------------------------------------------------------------------------
Balanced Benchmark(6)                       18.49%     2.68%     9.78%          10.57%

---------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Since inception on July 15, 1994.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.
(5) The S&P 500 Index is a measure of stock market total return performance. Index return does not reflect sales charges.
(6) The Balanced Benchmark is a composite index made up of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index return. Index performance does not reflect sales charges.
(7) Index performance since July 29, 1994.

34  Phoenix-Oakhurst Balanced Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A          CLASS B
                                                                    SHARES           SHARES
                                                                    -------          -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        5.75%            None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None             5%(a)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None             None

Redemption Fee                                                       None             None

Exchange Fee                                                         None             None
                                                                 ------------------------------

                                                                    CLASS A          CLASS B
                                                                    SHARES           SHARES
                                                                    -------          -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)


Management Fees                                                      0.55%            0.55%

Distribution and Service (12b-1) Fees(b)                             0.25%            1.00%

Other Expenses                                                       0.27%            0.27%
                                                                     -----            -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.07%            1.82%
                                                                     =====            =====


--------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              Phoenix-Oakhurst Balanced Fund  35

--------------------------------------------------------------------------------
   CLASS           1 YEAR        3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class A          $678          $896           $1,131           $1,806
--------------------------------------------------------------------------------
   Class B          $585          $773            $985            $1,940

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS           1 YEAR        3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class B          $185          $573            $985            $1,940

--------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. As of December 31, 2003, Phoenix had $22.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------
                                            $1+ billion
                        1st billion      through $2 billion        $2+ billion
--------------------------------------------------------------------------------
   Management Fee          0.55%                0.50%                  0.45%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $5,456,962. The ratio of management fees to average net assets for the fiscal year ended October 31, 2003 was 0.55%.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of equity professionals and a team of fixed-income professionals.


Steven L. Colton is the leader of the equity team and as such is primarily responsible for the day-to-day decisions related to the equity holdings in the fund's portfolio. Mr. Colton is also


36  Phoenix-Oakhurst Balanced Fund

Portfolio Manager of the Phoenix-Oakhurst Growth & Income Fund of Phoenix Equity Series Fund and Co-Portfolio Manager of Phoenix-Oakhurst Managed Assets and Phoenix-Oakhurst Strategy Fund of the Phoenix Trust. Mr. Colton joined Phoenix in June 1997. Previously, Mr. Colton was Portfolio Manager for the American Century Income & Growth Fund from its inception in 1990 through May 1997.

David L. Albrycht is the leader of the fixed income team and as such is responsible for the day-to-day decisions related to the fixed income holdings in the fund's portfolio. Mr. Albrycht is also Portfolio Manager of the Phoenix-Goodwin Multi-Sector Fixed Income Fund and Phoenix-Goodwin Multi-Sector Short Term Bond Fund of Phoenix Multi-Series Trust, and Co-Portfolio Manager of Phoenix-Oakhurst Managed Assets of the Phoenix Trust. Mr. Albrycht is a Managing Director, Fixed Income, of Phoenix. He held various investment management positions with Phoenix Life Insurance Company, an affiliate of Phoenix, from 1989 through 1995.



                                              Phoenix-Oakhurst Balanced Fund  37

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix-Duff & Phelps Core Bond Fund ("Core Bond Fund"), Phoenix-Engemann Aggressive Growth Fund ("Aggressive Growth Fund"), Phoenix-Engemann Capital Growth Fund ("Capital Growth Fund"), Phoenix-Goodwin High Yield Fund ("High Yield Fund"), Phoenix-Goodwin Money Market Fund ("Money Market Fund") and Phoenix-Oakhurst Balanced Fund ("Balanced Fund") may engage in the following investment techniques as indicated:

BORROWING

The Aggressive Growth Fund may obtain fixed interest rate loans from banks in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the fund will suffer greater losses than if no borrowing took place.

CAPITAL GROWTH FUND INVESTMENTS

Subject to the investment restrictions stated in this prospectus and in the fund's statement of additional information, the Capital Growth Fund may invest any amount or proportion of its assets in any class or type of security believed by the subadviser to offer the potential for capital appreciation over both the intermediate and long term, including investment grade bonds and preferred stocks. Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security.

CONVERTIBLE SECURITIES

All funds, except the Core Bond and Money Market Funds, may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that it not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

DEFERRED COUPON AND ZERO COUPON BONDS

The Balanced and High Yield Funds may invest in debt obligations that do not make any interest payments for a specified period of time (deferred coupon or zero coupon obligations). Market prices of deferred coupon and zero coupon bonds generally are more volatile than the market prices of securities that pay interest on a regular basis, because the fund will not receive

38  Phoenix Series Fund
cash payments earned on these securities on a current basis, and may require the fund to make distributions from other sources, since the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

DERIVATIVES

The funds, except the Core Bond and Money Market Funds, may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the adviser's ability to correctly predict the movement of such asset prices, indexes or rates.

FOREIGN INVESTING

The Core Bond, Aggressive Growth and Capital Growth Funds may invest in securities of foreign (non-U.S.) issuers, including emerging market securities. Additionally, the Core Bond Fund may invest in Yankee Bonds.

Investments in non-U.S. companies involve additional risks and conditions including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

Risks associated with foreign investments may be intensified in emerging market countries. Developing countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.


                                                         Phoenix Series Fund  39

HIGH YIELD-HIGH RISK SECURITIES

The Balanced Fund may invest in high yield-high risk securities. High yield-high risk securities entail greater volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

ILLIQUID SECURITIES

Each of the funds, except the Money Market Fund, may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the funds or entail expenses not normally associated with the sale of a security.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

RESTRICTED SECURITIES

The High Yield Fund may invest in restricted securities deemed to be liquid by the adviser. Restricted securities owned by the fund that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make restricted investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the fund.

SECURITIES LENDING

Each fund, except the Money Market Fund, may loan portfolio securities. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

SHORT-TERM INVESTMENTS

The Core Bond Fund may invest in short-term investments, including bank certificates of deposit, bankers' acceptances and repurchase agreements.

SMALL CAPITALIZATION COMPANIES

Equity securities purchased by the Core Bond, Capital Growth, High Yield and Balanced Funds may be in companies with small capitalizations. Small capitalization companies are often companies with a limited operating history or companies in industries that have recently

40  Phoenix Series Fund
emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

    o adding the values of all securities and other assets of the fund;

    o subtracting liabilities; and

    o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The funds' investments are valued at market value. If market quotations are not available, the funds determine a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities that are deducted for the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

                                                         Phoenix Series Fund  41

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of a fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the funds hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


The Balanced Fund, Capital Growth Fund and Money Market Fund presently offer two classes of shares, and the Aggressive Growth Fund, Core Bond Fund and High Yield Fund presently offer three classes of shares. On or about March 12, 2004 Class B shares of the Phoenix-Goodwin Money Market Fund will no longer be available for sale and all outstanding shares will be liquidated at net asset value. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?


Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount


42  Phoenix Series Fund
attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Purchase Shares." This information, the Fund's Prospectus and the Statement of Additional Information may be obtained from the Individual Investors portion of Phoenix Funds' web site at PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 253-1574.


CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested) for the Aggressive Growth Fund, Capital Growth Fund and Balanced Fund and 4.75% of the offering price (4.99% of the amount invested) for the Core Bond Fund and High Yield Fund. You will not pay a sales charge on purchases of Class A Shares of the Money Market Fund. The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.


CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00% (0.75% for the Money Market Fund)) and pay lower dividends than Class A Shares. On or about March 12, 2004 Class B shares of the Phoenix-Goodwin Money Market Fund will no longer be available for sale and all outstanding shares will be liquidated at net asset value. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. (Aggressive Growth Fund, Core Bond Fund and High Yield Fund only) If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


                                                         Phoenix Series Fund  43

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

CORE BOND FUND AND HIGH YIELD FUND

                                                     SALES CHARGE AS
                                                     A PERCENTAGE OF
                                          --------------------------------------
AMOUNT OF                                                             NET
TRANSACTION                                   OFFERING               AMOUNT
AT OFFERING PRICE                              PRICE                INVESTED
--------------------------------------------------------------------------------
Under $50,000                                    4.75%                 4.99%
$50,000 but under $100,000                       4.50                  4.71
$100,000 but under $250,000                      3.50                  3.63
$250,000 but under $500,000                      2.75                  2.83
$500,000 but under $1,000,000                    2.00                  2.04
$1,000,000 or more                               None                  None

AGGRESSIVE GROWTH FUND, CAPITAL GROWTH FUND AND BALANCED FUND

                                                     SALES CHARGE AS
                                                     A PERCENTAGE OF
                                          --------------------------------------
AMOUNT OF                                                             NET
TRANSACTION                                   OFFERING               AMOUNT
AT OFFERING PRICE                              PRICE                INVESTED
--------------------------------------------------------------------------------
Under $50,000                                    5.75%                 6.10%
$50,000 but under $100,000                       4.75                  4.99
$100,000 but under $250,000                      3.75                  3.90
$250,000 but under $500,000                      2.75                  2.83
$500,000 but under $1,000,000                    2.00                  2.04
$1,000,000 or more                               None                  None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares

44  Phoenix Series Fund
purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

 YEAR           1           2            3           4           5            6+
--------------------------------------------------------------------------------
CDSC            5%          4%           3%          2%          2%           0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

(AGGRESSIVE GROWTH FUND, CORE BOND FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY)

 Year           1           2+
--------------------------------------------------------------------------------
CDSC            1%          0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

      o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

      o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

      o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

      o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

                                                         Phoenix Series Fund  45

      o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

      o $500 for all other accounts.

Minimum ADDITIONAL investments:

      o $25 for any account.

      o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The funds offer up to three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

      o Receive both dividends and capital gain distributions in additional shares;

      o Receive dividends in additional shares and capital gain distribution in cash;

      o Receive dividends in cash and capital gain distributions in additional shares; or

      o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

46  Phoenix Series Fund

HOW TO BUY SHARES
--------------------------------------------------------------------------------


 ---------------------------------- --------------------------------------------

                                    TO OPEN AN ACCOUNT

 ---------------------------------- --------------------------------------------

 Through a financial advisor        Contact your advisor. Some advisors may
                                    charge a fee and may set different minimum investments or limitations on buying shares.

 ---------------------------------- --------------------------------------------

 Through the mail                   Complete a New Account Application and
                                    send it with a check payable to the fund.
                                    Mail them to: State Street Bank, P.O. Box
                                    8301, Boston, MA 02266-8301.

 ---------------------------------- --------------------------------------------

 By Federal Funds wire              Call us at (800) 243-1574 (press 1, then 0).

 ---------------------------------- --------------------------------------------

 Through express delivery           Complete a New Account Application and
                                    send it with a check payable to the fund.
                                    Send them to: Boston Financial Data
                                    Services, Attn: Phoenix Funds, 66 Brooks
                                    Drive, Braintree, MA 02184.

 ---------------------------------- --------------------------------------------

 By Investo-Matic                   Complete the appropriate section on the
                                    application and send it with your initial investment payable to the fund. Mail them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.

 ---------------------------------- --------------------------------------------

 By telephone exchange              Call us at (800) 243-1574 (press 1, then 0).

 ---------------------------------- --------------------------------------------



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

                                                         Phoenix Series Fund  47

----------------------------------- --------------------------------------------

                                    TO SELL SHARES

----------------------------------- --------------------------------------------

Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different
                                    minimums on redemptions of accounts.

----------------------------------- --------------------------------------------

Through the mail                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: State Street Bank, P.O. Box
                                    8301, Boston, MA 02266-8301. Be sure to
                                    include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

----------------------------------- --------------------------------------------

Through express delivery            Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data
                                    Services, Attn: Phoenix Funds, 66 Brooks
                                    Drive, Braintree, MA 02184. Be sure to
                                    include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

----------------------------------- --------------------------------------------

By telephone                        For sales up to $50,000, requests can be
                                    made by calling (800) 243-1574.

----------------------------------- --------------------------------------------

By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).

----------------------------------- --------------------------------------------

By Check (Core Bond Fund,           If you selected the checkwriting feature,
High Yield Fund and Money           you may write checks for amounts of $500
Market Fund only.)                  or more. Checks may not be used to close
                                    an account.

----------------------------------- --------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the funds' net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

48  Phoenix Series Fund

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

     Send a clear letter of instructions if all of these apply:

     o The proceeds do not exceed $50,000.

     o The proceeds are payable to the registered owner at the address on record.

     Send a clear letter of instructions with a signature guarantee when any of these apply:

     o You are selling more than $50,000 worth of shares.

     o The name or address on the account has changed within the last 30 days.

     o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.


If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or be temporarily suspended.

                                                         Phoenix Series Fund  49

ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.


EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.

     o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

     o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

     o The amount of the exchange must be equal to or greater than the minimum initial investment required.

     o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

50  Phoenix Series Fund

     o These funds are not suitable for market timers and market timers are discouraged from becoming investors. Excessive trading and market timing can hurt fund performance and therefore be detrimental to all shareholders. We will discourage any investor we detect or have reason to believe is engaging in excessive trading or market timing from investing in these funds. We reserve the right, in our sole and absolute discretion, to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within a 30-day period. If we reject a transfer for any of these reasons, we will notify you of our decision in writing.


     o Class A Shares of the Money Market Fund purchased without a sales charge are exchangeable at net asset value plus the applicable sales charge.


RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th,

                                                         Phoenix Series Fund  51

15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.



TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

------------------------------------ -------------------------------------------
   FUND                                                DIVIDEND PAID
------------------------------------ -------------------------------------------
   Aggressive Growth Fund                               Semiannually
------------------------------------ -------------------------------------------
   Balanced Fund                                         Quarterly
------------------------------------ -------------------------------------------
   Capital Growth Fund                                  Semiannually
------------------------------------ -------------------------------------------
   Core Bond Fund                                         Monthly
------------------------------------ -------------------------------------------
   High Yield Fund                                        Monthly
------------------------------------ -------------------------------------------
   Money Market Fund                                       Daily
------------------------------------ -------------------------------------------


Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the 2003 Tax Act, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


52  Phoenix Series Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

PHOENIX-DUFF & PHELPS CORE BOND FUND


                                                                              CLASS A
                                                    ----------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                        2003       2002(3)      2001        2000        1999
                                                     ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period                    $8.93       $9.43       $8.86        $9.04        $9.83
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                          0.39(4)     0.58        0.60         0.59         0.59
   Net realized and unrealized gain (loss)              (0.04)      (0.49)       0.55        (0.16)       (0.78)
                                                       -------      ------      ------       ------       ------
   TOTAL FROM INVESTMENT OPERATIONS                      0.35        0.09        1.15         0.43        (0.19)
                                                       -------      ------      ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.52)      (0.59)      (0.58)       (0.61)       (0.60)
                                                       -------      ------      ------       ------       ------
     TOTAL DISTRIBUTIONS                                (0.52)      (0.59)      (0.58)       (0.61)       (0.60)
                                                       -------      ------      ------       ------       ------
Change in net asset value                               (0.17)      (0.50)       0.57        (0.18)       (0.79)
                                                       -------      ------      ------       ------       ------
NET ASSET VALUE, END OF PERIOD                          $8.76       $8.93       $9.43        $8.86        $9.04
                                                        =====       =====       =====        =====        =====
Total return(1)                                          3.96%       1.07%      13.36%        4.98%       (1.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $104,092    $115,184    $129,913     $119,734     $144,923
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.16%(2)    1.15%(2)    1.15%        1.17%        1.04%
   Net investment income                                 4.37%       5.40%       5.78%        6.01%        5.62%
Portfolio turnover                                        101%         70%        143%         146%         112%

-------------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 5.44% to 5.40% for Class A, from 4.67% to 4.65% for Class B, and to increase the ratio of net investment income to average net assets from 4.64% to 4.66% for Class C; to decrease net investment income
    (loss) per share from 0.59 to 0.58 per share for Class A; and to increase net realized and unrealized gain (loss) from (0.50) to (0.49) per share for Class A. There was not effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class B and Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(4) Computed using average shares outstanding.


                                                         Phoenix Series Fund  53

--------------------------------------------------------------------------------

PHOENIX-DUFF & PHELPS CORE BOND FUND


                                                                                CLASS B
                                                    ----------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                        2003       2002(5)      2001         2000         1999
                                                     ----------  ----------- ----------   ----------   ----------
Net asset value, beginning of period                    $8.89       $9.39       $8.82        $8.97        $9.77
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                          0.32(6)     0.51        0.53         0.50         0.51
   Net realized and unrealized gain (loss)              (0.05)       0.49        0.55        (0.14)       (0.78)
                                                        ------      ------      ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                    0.27        0.02        1.08         0.36        (0.27)
                                                        ------      ------      ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.45)      (0.52)      (0.51)       (0.51)       (0.53)
                                                        ------      ------      ------       ------       ------
     TOTAL DISTRIBUTIONS                                (0.45)      (0.52)      (0.51)       (0.51)       (0.53)
                                                        ------      ------      ------       ------       ------
Change in net asset value                               (0.18)       0.50        0.57        (0.15)       (0.80)
                                                        ------      ------      ------       ------       ------
NET ASSET VALUE, END OF PERIOD                          $8.71       $8.89       $9.39        $8.82        $8.97
                                                        =====       =====       =====        =====        =====
Total return(1)                                          3.08%       0.31%      12.58%        4.21%       (2.77)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $6,628      $9,471      $9,867       $7,633      $11,737
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.91%       1.90%(4)    1.90%        1.91%        1.79%
   Net investment income                                 3.62%       4.65%       5.02%        5.25%        4.89%
Portfolio turnover                                        101%         70%        143%         146%         112%


PHOENIX-DUFF & PHELPS CORE BOND FUND

                                                                                  CLASS C
                                                   ----------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,                 FROM INCEPTION
                                                                                                         10/12/99 TO
                                                        2003       2002 (5)      2001        2000         10/31/99
                                                     ----------   ----------  ----------  ----------   --------------
 Net asset value, beginning of period                   $8.91       $9.41        $8.84       $8.99         $8.96
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                        0.32(6)      0.51         0.55        0.48          0.03
    Net realized and unrealized gain (loss)            (0.05)       (0.49)        0.52       (0.11)         0.03
                                                       ------       ------       ------      ------        ------
      TOTAL FROM INVESTMENT OPERATIONS                  0.27         0.02         1.07        0.37          0.06
                                                       ------       ------       ------      ------         ------
 LESS DISTRIBUTIONS
    Dividends from net investment income               (0.45)       (0.52)       (0.50)      (0.52)        (0.03)
                                                       -------      ------       ------      ------        ------
      TOTAL DISTRIBUTIONS                              (0.45)       (0.52)       (0.50)      (0.52)        (0.03)
                                                       -------      ------       ------      ------        ------
 Change in net asset value                             (0.18)       (0.50)        0.57       (0.15)         0.03
                                                       -------      ------       ------      ------        ------
 NET ASSET VALUE, END OF PERIOD                        $8.73        $8.91        $9.41       $8.84         $8.99
                                                       =====        =====        =====       =====         =====
 Total return(1)                                        3.06%        0.31%       12.49%       4.30%         0.53%(3)
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)                $1,385       $1,212         $496        $226          $101
 RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                  1.91%        1.90%(4)     1.90%       1.91%         1.37%(2)
    Net investment income                               3.63%        4.66%        5.02%       5.31%         4.97%(2)
 Portfolio turnover                                      101%          70%         143%        146%          112%(3)

--------------------------

(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets includes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 5.44% to 5.40% for Class A, from 4.67% to 4.65% for Class B, and to increase the ratio of net investment income to average net assets from 4.64% to 4.66% for Class C; to decrease net investment income
    (loss) per share from 0.59 to 0.58 per share for Class A; and to increase net realized and unrealized gain (loss) from (0.50) to (0.49) per share for Class A. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class B and Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(6) Computed using average shares outstanding.


54  Phoenix Series Fund

PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND


                                                                                 CLASS A
                                                    ----------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                         2003       2002(5)       2001        2000         1999
                                                      ----------  -----------  ----------  ----------   ----------
Net asset value, beginning of period                   $ 9.94       $12.66      $31.99       $24.54       $13.72
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                      (0.14)       (0.15)      (0.12)       (0.14)       (0.08)
   Net realized and unrealized gain (loss)               4.17        (2.57)     (17.12)       10.50        10.90
                                                       -------      -------     -------      -------     --------
     TOTAL FROM INVESTMENT OPERATIONS                    4.03        (2.72)     (17.24)       10.36        10.82
                                                       -------      -------     -------      -------     --------
LESS DISTRIBUTIONS
   Dividends from net realized gains                       --           --          --           --           --
   Distributions from net realized gains                   --           --       (2.09)       (2.91)          --
                                                       -------      -------     -------      -------     --------
     TOTAL DISTRIBUTIONS                                   --           --       (2.09)       (2.91)          --
                                                       -------      -------     -------      -------     --------
Change in net asset value                                4.03        (2.72)     (19.33)        7.45        10.82
                                                       -------      -------     -------      -------     --------
NET ASSET VALUE, END OF PERIOD                         $13.97       $ 9.94      $12.66       $31.99       $24.54
                                                       ======       ======      ======       ======       ======
Total return(1)                                         40.54%      (21.49)%    (56.48)%      42.90%       78.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $198,602     $159,767    $250,174     $622,964     $378,427
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.56%(4)     1.51%(4)    1.36%(4)     1.13%(4)     1.19%(3)
   Net investment income                                (1.24)%      (1.22)%     (0.64)%      (0.43)%      (0.41)%
Portfolio turnover                                        175%         172%        183%         158%         167%


PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND

                                                                                CLASS B
                                                     ---------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                         2003       2002(5)       2001        2000         1999
                                                      ----------  -----------  ----------  ----------   ----------
Net asset value, beginning of period                   $ 9.16       $11.75      $30.13       $23.40       $13.18
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                      (0.20)       (0.23)      (0.24)       (0.38)       (0.22)
   Net realized and unrealized gain (loss)               3.82        (2.36)     (16.05)       10.02        10.44
                                                       -------      -------     -------     --------     --------
     TOTAL FROM INVESTMENT OPERATIONS                    3.62         2.59      (16.29)        9.64        10.22
                                                       -------      -------     -------     --------     --------
LESS DISTRIBUTIONS
   Dividends from net realized gains                       --           --          --           --           --
   Distributions from net realized gains                   --           --       (2.09)       (2.91)          --
                                                       -------      -------     -------     --------     --------
     TOTAL DISTRIBUTIONS                                   --           --       (2.09)       (2.91)          --
                                                       -------      -------     -------     --------     --------
Change in net asset value                                3.62        (2.59)     (18.38)        6.73        10.22
                                                       -------      -------     -------     --------     --------
NET ASSET VALUE, END OF PERIOD                         $12.78       $ 9.16      $11.75       $30.13       $23.40
                                                       ======       ======      ======       ======       ======
Total return(1)                                         39.52%      (22.04)%    (56.84)%      41.89%       77.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $20,497      $18,470     $28,116      $64,351      $27,334
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    2.31%(4)     2.26%(4)    2.11%(4)     1.88%(4)     1.94%(3)
   Net investment income (loss)                         (1.99)%      (1.98)%     (1.40)%      (1.20)%      (1.16)%
Portfolio turnover                                        175%         172%        183%         158%        167%

------------------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.18% and 1.93% for Class A and Class B, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from (1.97)% to (1.98)% for Class B. There was no effect to net investment income (loss) per share or to net realized and unrealized gain (loss) per share for Class A, B, or C. Per share ratios and data for prior periods have not been restated to reflect this change.


                                                         Phoenix Series Fund  55

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND

                                                                                         CLASS C
                                                                       ---------------------------------------------
                                                                                                   FROM INCEPTION
                                                                         YEAR ENDED  OCTOBER 31,     1/2/01 TO
                                                                            2003       2002(4)       10/31/01
                                                                         ----------- -----------  ----------------
 Net asset value, beginning of period                                      $ 9.16      $11.75         $19.48
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                                         (0.21)      (0.22)         (0.20)
    Net realized and unrealized gain (loss)                                  3.82       (2.37)         (7.53)
                                                                           -------     -------        -------
      TOTAL FROM INVESTMENT OPERATIONS                                       3.61       (2.59)         (7.73)
                                                                           -------     -------        -------
 Change in net asset value                                                   3.61       (2.59)         (7.73
                                                                           -------     -------        -------
 NET ASSET VALUE, END OF PERIOD                                            $12.77      $ 9.16         $11.75
                                                                           ======      ======         ======
 Total return(1)                                                            39.41%     (22.04)%       (39.62)%(6)
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)                                       $508        $323           $275
 RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                                       2.30%(3)    2.27%(3)       2.16%(3,5)
    Net investment income (loss)                                            (1.99)%     (1.98)%        (1.41)%(5)
 Portfolio turnover                                                           175%        172%           183%(6)
-----------------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) As required, effective November 1, 2001, the Fund adopted the provision of
    AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income to average net asset from (1.97)% to (1.98)% for Class B. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class A, B, or Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) Annualized.
(6) Not annualized.



56 Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN CAPITAL GROWTH FUND

                                                                                CLASS A
                                              ----------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                        2003       2002(5)        2001          2000           1999
                                                     ----------  -----------   -----------   ----------     ----------
Net asset value, beginning of period                   $11.89      $13.76        $29.14        $29.61         $24.95
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                      (0.06)      (0.07)        (0.08)        (0.12)         (0.06)
   Net realized and unrealized gain (loss)               2.07       (1.80)       (13.76)         3.35           7.06
                                                       -------     -------       -------       -------        -------
     TOTAL FROM INVESTMENT OPERATIONS                    2.01       (1.87)       (13.84)         3.23           7.00
                                                       -------     -------       -------       -------        -------
LESS DISTRIBUTIONS
   Dividends from net realized gains                       --          --         (1.54)        (3.70)         (2.39)
                                                       -------     -------       -------       -------        -------
     TOTAL DISTRIBUTIONS                                   --          --         (1.54)        (3.70)         (2.39)
                                                       -------     -------       -------       -------        -------
Capital contribution from Adviser                          --          --            --            --           0.05
                                                       -------     -------       -------       -------        -------
Change in net asset value                                2.01       (1.87)       (15.38)        (0.47)          4.66
                                                       -------     -------       -------       -------        -------
NET ASSET VALUE, END OF PERIOD                         $13.90      $11.89        $13.76        $29.14         $29.61
                                                       ======      ======        ======        ======         ======
Total return(1)                                         16.90   %  (13.59)%      (49.46)%       10.43%         29.76%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $896,872    $835,713     $1,198,984    $2,796,095     $2,819,742
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.36%(4)    1.29%(4)       1.17%(4)      1.06%(4)       1.07%(4)
   Net investment income (loss)                         (0.49)%     (0.51)%        (0.42)%       (0.39)%        (0.23)%
Portfolio turnover                                         39%        109%            63%           75%           100%


PHOENIX-ENGEMANN CAPITAL GROWTH FUND


                                                                            CLASS B
                                             -----------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                        2003       2002(5)         2001          2000           1999
                                                     ----------  -----------    ----------    ----------     ----------
Net asset value, beginning of period                   $11.17      $13.04         $27.90        $28.68         $24.40
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                      (0.14)      (0.16)         (0.22)        (0.34)         (0.26)
   Net realized and unrealized gain (loss)               1.93       (1.71)        (13.10)         3.26           6.88
                                                       -------     -------        -------       -------       --------
     TOTAL FROM INVESTMENT OPERATIONS                    1.79       (1.87)        (13.32)         2.92           6.62
                                                       -------     -------        -------       -------       --------
LESS DISTRIBUTIONS
   Dividends from net realized gains                       --          --          (1.54)        (3.70)         (2.39)
                                                       -------     -------        -------       -------       --------
     TOTAL DISTRIBUTIONS                                   --          --          (1.54)        (3.70)         (2.39)
                                                       -------     -------        -------       -------       --------
Capital contribution from Adviser                          --          --             --            --           0.05
                                                       -------     -------        -------       -------       --------
Change in net asset value                                1.79       (1.87)        (14.86)        (0.78)          4.28
                                                       -------     -------        -------       -------       --------
NET ASSET VALUE, END OF PERIOD                         $12.96      $11.17         $13.04        $27.90         $28.68
                                                       ======      ======         ======        ======         ======
Total return(1)                                         16.03%     (14.34)%       (49.82)%        9.61%         28.80%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $23,730     $26,844        $41,849      $100,558        $97,963
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    2.11%(4)    2.05%(4)       1.92%(4)      1.81%(4)       1.82%(4)
   Net investment income (loss)                         (1.24)%     (1.26)%        (1.16)%       (1.14)%        (0.99)%
Portfolio turnover                                         39%        109%            63%           75%           100%

---------------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) Total return includes the effect of a capital contribution from the Adviser. Without this contribution total return would have been 29.54% and 28.58% for Class A and Class B Shares, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratios would not significantly differ.
(5) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from (0.50)% to (0.51)% for Class A and from (1.25)% to (1.26)% for Class B, respectively. There was no effect on net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                                                         Phoenix Series Fund  57

--------------------------------------------------------------------------------

PHOENIX-GOODWIN HIGH YIELD FUND


                                                                              CLASS A
                                                  -----------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                       2003        2002(6)       2001         2000         1999
                                                    -----------  -----------  -----------  ----------   ----------
Net asset value, beginning of period                   $4.51        $5.19        $6.59        $7.53        $7.55
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.36(4)      0.46(4)      0.65(4)      0.79         0.76
   Net realized and unrealized gain (loss)              0.53        (0.66)       (1.30)       (0.95)          --
                                                       ------       ------      -------       ------      -------
     TOTAL FROM INVESTMENT OPERATIONS                   0.89        (0.20)       (0.65)       (0.16)        0.76
                                                       ------       ------      -------       ------      -------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.38)       (0.45)       (0.75)       (0.78)       (0.78)
   Tax return of capital                                  --        (0.03)          --           --           --
                                                       ------       ------      -------       ------      -------
     TOTAL DISTRIBUTIONS                               (0.38)       (0.48)       (0.75)       (0.78)       (0.78)
                                                       ------       ------      -------       ------      -------
Change in net asset value                               0.51        (0.68)       (1.40)       (0.94)       (0.02)
                                                       ------       ------      -------       ------      -------
NET ASSET VALUE, END OF PERIOD                         $5.02        $4.51        $5.19        $6.59        $7.53
                                                       =====        =====        =====        =====        =====
Total return(1)                                        20.54%       (4.33)%     (10.87)%      (2.65)%      10.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $192,428     $183,028     $235,623     $312,544     $391,057
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.32%(5)     1.33%(5)     1.28%(3)     1.22%(3)     1.16%(2)
   Net investment income                                7.47%        9.30%       10.69%       10.35%        9.71%
Portfolio turnover                                       176%         114%         100%          80%          73%


PHOENIX-GOODWIN HIGH YIELD FUND


                                                                              CLASS B
                                                  -----------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                       2003        2002(6)       2001         2000         1999
                                                    ----------   -----------  -----------  -----------  ----------
Net asset value, beginning of period                   $4.47        $5.14        $6.54        $7.51        $7.52
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.32(4)      0.43(4)      0.60(4)      0.72         0.70
   Net realized and unrealized gain (loss)              0.51        (0.66)       (1.30)       (0.95)        0.01
                                                       ------       ------      -------      -------      -------
     TOTAL FROM INVESTMENT OPERATIONS                   0.83        (0.23)       (0.70)       (0.23)        0.71
                                                       ------       ------      -------       ------      -------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.34)       (0.41)       (0.70)       (0.74)       (0.72)
   Tax return of capital                                  --        (0.03)          --           --           --
                                                       ------       ------      -------      -------      -------
     TOTAL DISTRIBUTIONS                               (0.34)       (0.44)       (0.70)       (0.74)       (0.72)
                                                       ------       ------      -------      -------      -------
Change in net asset value                               0.49        (0.67)       (1.40)       (0.97)       (0.01)
                                                       ------       ------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                         $4.96        $4.47        $5.14        $6.54        $7.51
                                                       =====        =====        =====        =====        =====
Total return(1)                                        19.39%       (4.88)%     (11.59)%      (3.52)%       9.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $22,499      $22,074      $30,073      $43,108      $59,547
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   2.07%(5)     2.08%(5)     2.03%(3)     1.97%(3)     1.91%(2)
   Net investment income (loss)                         6.73%        8.56%        9.93%        9.62%        8.94%
Portfolio turnover                                       176%         114%         100%          80%          73%

--------------------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.15% for Class A and the ratio would not significantly differ for Class B.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) Computed using average shares outstanding.
(5) The ratio of operating expenses excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratios would have been 1.32% and 2.07% for Class A and Class B, respectively .
(6) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 9.35% to 9.30% and from 8.61% to 8.56% for Class A and B, respectively, decrease the net investment income (loss) per share from 0.47 to 0.46 for Class A, and increase the net realized and unrealized gain (loss) per share from (0.67) to (0.66) for Class A. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

58  Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN HIGH YIELD FUND


                                                                           CLASS C
                                            ----------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                 2003         2002(5)         2001          2000         1999
                                              ----------    -----------    ----------    ----------   ----------
Net asset value, beginning of period             $4.49        $5.16           $6.56         $7.53        $7.54
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                   0.33(4)      0.42(4)         0.60(4)       0.73         0.71
   Net realized and unrealized gain (loss)        0.51        (0.65)          (1.30)        (0.96)          --
                                                 ------       ------         -------        ------      -------
     TOTAL FROM INVESTMENT OPERATIONS             0.84        (0.23)          (0.70)        (0.23)        0.71
                                                 ------       ------         -------        ------      -------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.34)       (0.41)          (0.70)        (0.74)       (0.72)
   Tax return of capital                            --        (0.03)             --            --           --
                                                 ------       ------         -------        ------      -------
     TOTAL DISTRIBUTIONS                         (0.34)       (0.44)          (0.70)        (0.74)       (0.72)
                                                 ------       ------         -------        ------      -------
Change in net asset value                         0.50        (0.67)          (1.40)        (0.97)       (0.01)
                                                 ------       ------         -------        ------      -------
NET ASSET VALUE, END OF PERIOD                   $4.99        $4.49           $5.16         $6.56        $7.53
                                                 =====        =====           =====         =====        =====
Total return(1)                                  19.30%       (4.88)%        (11.56)%       (3.51)%       9.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $2,877       $1,921          $2,413        $2,689       $3,052
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                             2.07%(2)     2.08%(3)        2.03%(3)      1.97%(2)     1.91%(2)
   Net investment income                          6.73%        8.52%           9.92%         9.69%        8.85%
Portfolio turnover                                 176%         114%            100%           80%          73%


PHOENIX-GOODWIN MONEY MARKET FUND


                                                                           CLASS A
                                            ----------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                 2003          2002          2001          2000         1999
                                              ----------    ----------    -----------   -----------  ------------
Net asset value, beginning of period             $1.00         $1.00         $1.00         $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                  0.010         0.014         0.042         0.054        0.044
                                                -------       -------       -------       -------       ------
     TOTAL FROM INVESTMENT OPERATIONS            0.010         0.014         0.042         0.054        0.044
                                                -------       -------       -------       -------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.010)       (0.014)       (0.042)       (0.054)      (0.044)
                                                -------       -------       -------       -------       ------
Change in net asset value                           --            --            --            --           --
                                                -------       -------       -------       -------       ------
NET ASSET VALUE, END OF PERIOD                   $1.00         $1.00         $1.00         $1.00        $1.00
                                                 =====         =====         =====         =====        =====
Total return                                      1.00%         1.38%         4.23%         5.59%        4.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $156,098      $184,390      $184,349      $164,125     $205,066
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                             0.37%(2)(6)   0.79%(2)(6)   0.85%(2)(6)   0.80%(2)     0.77%(2)
   Net investment income                          1.00%         1.37%         4.12%         5.41%        4.41%

------------------------------
(1) Maximum sales load is not reflected in the total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the periods ended October 31, 2002 and 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.07% and 2.02%, respectively.
(4) Computed using average shares outstanding.
(5) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from 8.57% to 8.52%, decrease net investment income (loss) per share from 0.43 to 0.42, and increase net realized and unrealized gain (loss) per share from (0.66) to (0.65). Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.87%, 0.84% and 0.86% for the periods ended October 31, 2003, 2002 and 2001, respectively.


                                                         Phoenix Series Fund  59

--------------------------------------------------------------------------------

PHOENIX-GOODWIN MONEY MARKET FUND


                                                                             CLASS B
                                                 -----------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,
                                                      2003            2002           2001           2000         1999
                                                   ----------      ----------     ----------     ----------   ----------
Net asset value, beginning of period                  $1.00           $1.00          $1.00          $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                       0.002           0.006          0.034          0.047        0.036
                                                      ------         ------         ------         ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                 0.002           0.006          0.034          0.047        0.036
                                                      ------         ------         ------         ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.002)         (0.006)        (0.034)        (0.047)      (0.036)
                                                      ------         ------         ------         ------       ------
Change in net asset value                                --              --             --             --           --
                                                      ------         ------         ------         ------       ------
NET ASSET VALUE, END OF PERIOD                        $1.00           $1.00          $1.00          $1.00        $1.00
                                                      =====           =====          =====          =====        =====
Total return                                           0.25%           0.62%          3.46%          4.80%        3.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $15,378         $19,580        $22,027        $18,616      $20,054
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  1.12%(1)(2)     1.54%(1)(2)    1.60%(1)(2)    1.56%(1)     1.52%(1)
   Net investment income                               0.25%           0.61%          3.28%          4.65%        3.66%

--------------------------------

(1) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.62%, 1.59% and 1.60% for the periods ended October 31, 2003, 2002 and 2001, respectively.


60 Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-OAKHURST BALANCED FUND


                                                                         CLASS A
                                          -----------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2003        2002(3)         2001          2000          1999
                                           ----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period         $12.82        $14.27        $17.63         $17.92        $16.29
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                0.28(4)       0.34(4)       0.41           0.47          0.40
   Net realized and unrealized gain (loss)     1.49         (1.43)        (1.20)          0.77          2.25
                                             -------       -------       -------        -------       -------
     TOTAL FROM INVESTMENT OPERATIONS          1.77         (1.09)        (0.79)          1.24          2.65
                                             -------       -------       -------        -------       -------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.28)        (0.36)        (0.48)         (0.44)        (0.39)
   Dividends from net realized gains             --            --         (1.86)         (1.09)        (0.63)
   In excess of net realized gains               --            --         (0.23)            --            --
                                             -------       -------       -------        -------       -------
     TOTAL DISTRIBUTIONS                      (0.28)        (0.36)        (2.57)         (0.53)        (1.02)
                                             -------       -------       -------        -------       -------
Change in net asset value                      1.49         (1.45)        (3.36)         (0.29)         1.63
                                             -------       -------       -------        -------       -------
NET ASSET VALUE, END OF PERIOD               $14.31        $12.82        $14.27         $17.63        $17.92
                                             =======       =======       =======        =======       =======
Total return(1)                               13.98%        (7.77)%       (4.46)%         7.13%        16.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $999,427      $981,389    $1,207,395     $1,423,113     $1,561,026
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.07%(2)      1.02%(2)      1.00%(2)       1.00%(2)      0.97%(2)
   Net investment income                       2.10%         2.46%         2.58%          2.55%         2.19%
Portfolio turnover                               92%           52%           45%            50%           57%


PHOENIX-OAKHURST BALANCED FUND


                                                                         CLASS B
                                          -----------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2003        2002(3)         2001         2000         1999
                                          -----------   ------------   ----------   ----------   ----------
Net asset value, beginning of period         $12.78        $14.23        $17.52       $17.85       $16.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                0.18(4)       0.24(4)       0.30         0.33         0.27
   Net realized and unrealized gain (loss)     1.48         (1.43)        (1.18)        0.77         2.24
                                             -------       -------       -------      -------      -------
     TOTAL FROM INVESTMENT OPERATIONS          1.66         (1.19)        (0.88)        1.10         2.51
                                             -------       -------       -------      -------      -------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.18)        (0.26)        (0.32)       (0.34)       (0.28)
   Dividends from net realized gains             --            --         (1.86)       (1.09)       (0.63)
   In excess of net realized gains               --            --         (0.23)          --           --
                                             -------       -------       -------      -------      -------
     TOTAL DISTRIBUTIONS                      (0.18)        (0.26)        (2.41)       (1.43)       (0.91)
                                             -------       -------       -------      -------      -------
Change in net asset value                      1.48         (1.45)        (3.29)       (0.33)        1.60
                                             -------       -------       -------      -------      -------
NET ASSET VALUE, END OF PERIOD               $14.26        $12.78        $14.23       $17.52       $17.85
                                             =======       =======       =======      =======      =======
 Total return(1)                              13.09%        (8.49)%       (5.10)%       6.29%       15.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $21,374       $25,768       $32,457      $35,242      $38,613
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.82%(2)      1.77%(2)      1.75%(2)     1.75%(2)     1.72%(2)
   Net investment income                       1.37%         1.71%         1.83%        1.80%        1.45%
Portfolio turnover                               92%           52%           45%          50%          57%

----------------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase the ratio of net investment income to average net assets from 2.45% to 2.46% and from 1.70% to 1.71% for Class A and Class B, respectively. There was no effect to net investment income
    (loss) per share or to net realized and unrealized gain (loss) per share for Class A and B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(4) Computed using average shares outstanding.


                                                         Phoenix Series Fund  61

            PHOENIX EQUITY PLANNING CORPORATION
            P.O. Box 150480
            Hartford, CT 06115-0480



     [Logo] PHOENIX
            INVESTMENT PARTNERS, LTD.
            A member of The Phoenix Companies, Inc.






            ADDITIONAL INFORMATION
            You can find more information about the funds in the following documents:

            ANNUAL AND SEMIANNUAL REPORTS
            Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

            STATEMENT OF ADDITIONAL INFORMATION (SAI)
            The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

            You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com to send an email request.

            Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

            Mutual Fund Services: 1-800-243-1574
            Advisor Consulting Group: 1-800-243-4361
            Text Telephone: 1-800-243-1926








            Investment Company Act File No. 811-810
            PXP 393 (2/04)

                               PHOENIX SERIES FUND
                      PHOENIX-DUFF & PHELPS CORE BOND FUND
                     PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND
                      PHOENIX-ENGEMANN CAPITAL GROWTH FUND
                         PHOENIX-GOODWIN HIGH YIELD FUND
                        PHOENIX-GOODWIN MONEY MARKET FUND
                         PHOENIX-OAKHURST BALANCED FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2004

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Series Fund, dated February 28, 2004, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS

                                                                            PAGE

The Trust..................................................................   1
Investment Restrictions....................................................   1
Investment Techniques and Risks............................................   2
Performance Information....................................................   9
Performance Comparisons....................................................  11
Portfolio Turnover.........................................................  11
Portfolio Transactions and Brokerage.......................................  12
Services of the Advisers...................................................  13

Description of Proxy Voting Policy.........................................  15

Net Asset Value............................................................  15
How to Buy Shares..........................................................  16
Alternative Purchase Arrangements..........................................  16
   Purchases of Shares of the Money Market Fund............................  17

Investor Account Services..................................................  19
How to Redeem Shares.......................................................  21
Tax-Sheltered Retirement Plans.............................................  22
Dividends, Distributions and Taxes.........................................  23
The Distributor............................................................  27
Distribution Plans.........................................................  29
Management of the Trust....................................................  30
Other Information..........................................................  36
Appendix...................................................................  37



                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926


   PXP427B (2/04)

                                    THE TRUST

   Phoenix Series Fund (the "Trust") is a diversified open-end management investment company that was organized under Massachusetts law in 1958 as a business trust, and was reorganized as a Delaware business trust in November 2000. The trust presently comprises six series: the Phoenix-Duff & Phelps Core Bond Fund (the "Bond Fund") (formerly, the U.S. Government Securities Fund), Phoenix-Engemann Aggressive Growth Fund (the "Aggressive Growth Fund"); Phoenix-Engemann Capital Growth Fund (the "Growth Fund"); Phoenix-Goodwin High Yield Fund (the "High Yield Fund"); Phoenix-Goodwin Money Market Fund (the "Money Market Fund"); and Phoenix-Oakhurst Balanced Fund (the "Balanced Fund"); each a "Fund" and, collectively, the "Funds."

    The Trust's prospectus describes the investment objectives of each of the Funds and the strategies that each of the Funds will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS


    The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940 (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.


    The Fund may not:

    (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except that the Money Market Fund may invest more than 25% of its assets in instruments issued by domestic banks.

    (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

    (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

    (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

    (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

    (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

    If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment obligations.

BORROWING

   The Fund may from time to time increase the ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds.

   Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of a Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

DEFERRED COUPON DEBT SECURITIES

   The High Yield Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations). Because the deferred coupon bonds do not make interest payments for a certain period of time, they are purchased by the Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Fund shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in deferred coupon bonds.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   The Funds, except the Money Market Fund, may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges, long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract. Initially, a Fund will be required to deposit in a pledged account with its custodian cash, U.S. Government obligations or fully paid marginable securities. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, a Fund's total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN SECURITIES

   The Funds, except the Money Market Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

   YANKEE BONDS. The Bond Fund may invest in Yankee Bonds. Yankee Bonds are issued in the United States by foreign governments or companies. Since they are dollar-denominated, they are not affected by variations in currency exchange rates. Yankee Bonds are influenced primarily by interest rate levels in the United States, and by the financial condition of the issuer. Because the issuers are foreign, the issuers may be subject to levels of risk that differ from the domestic bond market.

ILLIQUID SECURITIES

   The Fund may invest in securities that are not liquid. The Funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the fund will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

LENDING PORTFOLIO SECURITIES

   In order to increase its return on investments, the Trust may make loans of the portfolio securities of any Fund. Loans of portfolio securities will always be fully collateralized at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LOAN PARTICIPATIONS

   The High Yield Fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations will be deemed by the Trust to be illiquid investments.

MONEY MARKET INSTRUMENTS

   Certain money market instruments used extensively by the Money Market Fund, and to a lesser extent by the other Funds, are described below.

   REPURCHASE AGREEMENTS. Repurchase Agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Trust maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   BANKERS' ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

   Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

MORTGAGE-BACKED SECURITIES

   Securities issued by Government National Mortgage Association ("GNMA") are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans.

   In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

OPTIONS

   The Funds, except the Money Market Fund, may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to correctly predict movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of a Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RESTRICTED SECURITIES

   The High Yield Fund may purchase securities which cannot be sold in the public market without first being registered with the Securities and Exchange Commission ("SEC") provided that the Adviser has determined that such securities meet prescribed standards for being considered as "liquid" securities. Liquid restricted securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Trust in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under governing law. Private sales of such securities may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales of previously restricted securities generally involve the time and expense of the preparation and processing of a registration statement (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Trust may have to bear certain costs of registration in order to sell such shares publicly.

SWAP AGREEMENTS

   All funds, except the Core Bond and Money Market Funds, may enter into interest rate, index and currency exchange rate swap agreements, and the High Yield Fund may also enter into credit default and total return swap agreements, for hedging purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the fund's portfolio.

   Because swap agreements are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

   CREDIT DEFAULT SWAP AGREEMENTS. In addition to the interest rate swap agreements discussed under "Interest Rate Transactions", the High Yield Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between 6 months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.

   Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated at least A by Moody's Investors Service or Standard and Poor's Rating Service at the time of investment.

                             PERFORMANCE INFORMATION

   Performance information for each Fund (and class of a Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield and effective yield of the Money Market Fund, as yield of the other Funds offered, or any Class of such Fund, and as total return of any Fund or class thereof.

   The current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions for expenses during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund (and each class of such Fund) assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

   Effective Yield = [(Base Period Return) + 1) (365/7)] -1


   For the 7-day period ending October 31, 2003, the yield of the Money Market Fund was 0.83% for Class A Shares and 0.06% for Class B Shares. For the same period, the effective yield of this Fund was 0.83% for Class A Shares and 0.06% for Class B Shares.


   Quotations of yield for the High Yield, Bond and Balanced Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or class of a Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or class on the last day of the period, according to the following formula:

   YIELD = 2[ a-b + 1)(6) -1]
             (---)
              cd
   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


   For the 30-day period ended October 31, 2003, the yields for the Balanced Fund were 1.77% for Class A Shares and 1.13% for Class B Shares. For the 30-day period ended October 31, 2003, the yields for the Bond Fund were 4.22% for Class A Shares, 3.68% for Class B Shares and 3.68% for Class C Shares. For the 30-day period ended October 31, 2003, the yields for the High Yield Fund were 6.56% for Class A Shares, 6.15% for Class B Shares and 6.14% for Class C Shares.


   Total return is a measure of the change in value of an investment in a Fund, or class thereof, over the period covered. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical

$1,000 investment in the Fund or a class of a Fund; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of a class owned at the end of the period by the net asset value on the last trading day of the period; (3) assuming maximum sales charge deducted and reinvestment of all dividends at net asset value and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or the time period during which the registration statement including the Fund was in effect if a Fund has not been in existence for at least ten years.


   The manner in which total return will be calculated for public use is described above. The following table illustrates the total return for each Fund for the periods ended October 31, 2003.


   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.


   The average annual total return for each class of the Funds for the indicated periods ended October 31, 2003 were as follows:

                                                         ONE            5 YEARS         10 YEARS         COMMENCEMENT OF
                                                      YEAR ENDED         ENDED            ENDED           OPERATIONS TO
                                                       10/31/03         10/31/03        10/31/03           10/31/03 (1)
                                                       --------         --------        --------           --------
AGGRESSIVE GROWTH FUND
Class A
     Return Before Taxes                                 32.46%           2.97%           8.27%              N/A
     Return After Taxes on Distribution                  32.46%           2.04%           5.11%              N/A
     Return After Taxes on Distributions and
     Sale of Fund Shares                                 21.10%           2.47%           5.36%              N/A
Class B  Return Before Taxes                             35.52%           3.41%           N/A                 9.00%
Class C  Return Before Taxes                             39.41%           N/A             N/A               -13.84%

BALANCED FUND
Class A
     Return Before Taxes                                  7.43%           3.43%           6.63%              N/A
     Return After Taxes on Distribution                   6.76%           1.50%           3.80%              N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                              4.90%           2.03%           4.06%              N/A
Class B  Return Before Taxes                              9.09%           3.87%           N/A                 7.48%

CORE BOND FUND
Class A
     Return Before Taxes                                 -0.98%           3.14%           4.56%              N/A
     Return After Taxes on Distribution                  -3.01%           0.64%           2.14%              N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                             -0.69%           1.10%           2.34%              N/A
Class B  Return Before Taxes                             -0.84%           3.35%           N/A                 4.52%
Class C  Return Before Taxes                              3.06%           N/A             N/A                 5.01%

CAPITAL GROWTH FUND
Class A
     Return Before Taxes                                 10.18%          -7.17%           3.58%              N/A
     Return After Taxes on Distribution                  10.18%          -8.13%           1.33%              N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                              6.62%          -5.76%           2.33%              N/A
Class B  Return Before Taxes                             12.03%          -6.78%           N/A                 3.91%



                                                         ONE            5 YEARS         10 YEARS         COMMENCEMENT OF
                                                      YEAR ENDED         ENDED            ENDED           OPERATIONS TO
                                                       10/31/03         10/31/03        10/31/03           10/31/03 (1)
                                                       --------         --------        --------           --------
HIGH YIELD FUND
Class A
     Return Before Taxes                                 14.82%           0.98%           3.28%              N/A
     Return After Taxes on Distribution                  11.68%          -2.83%          -0.50%              N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                              9.43%          -1.48%           0.46%              N/A
Class B  Return Before Taxes                             15.39%           1.16%           N/A                 2.58%
Class C  Return Before Taxes                             19.30%           1.16%           N/A                -1.65%


(1) Since inception, July 15, 1994 for Class B Balanced and Growth; July 15, 1994 for Class B Aggressive Growth; February 16, 1994 for Class B High Yield; February 24, 1994 for Class B Bond; February 27, 1998 for Class C High Yield; October 11, 1999 for Class C Bond and January 2, 2001 for Class C Aggressive Growth.

 NOTE: Average annual total return assumes a hypothetical initial payment of $1,000. At the end of each period, a total redemption is assumed. The ending redeemable value is divided by the original investment to calculate total return.

   Performance information for any Fund or Class reflects only the performance of a hypothetical investment in the Fund or Class during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                             PERFORMANCE COMPARISONS


   Each Fund or Class of a Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, a Fund or Class of a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barron's, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, and Personal Investor. A Fund may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund or the Class of a Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.


   Advertisements, sales literature, and other communications may contain information about the Adviser's current investment strategies and management style. Current strategies and style may change to allow the Trust to respond quickly to changing market and economic conditions. From time to time the Trust may include specific portfolio holdings or industries. To illustrate components of overall performance, the Trust may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Trust's portfolio; or compare the Trust's equity or bond return figure to well-known indices of market performance, including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Russell 2000 Growth Index, Salomon Brothers 90-Day Treasury Bill Index, Merrill Lynch High Yield Master II Index and Salomon Brothers Corporate Bond and Government Bond Indices.

                               PORTFOLIO TURNOVER

   Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds' securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Trust to receive certain favorable tax treatment (see "Taxes"). Historical portfolio turnover rates for all Funds except the Money Market Fund

(which for this purpose does not calculate a portfolio turnover rate) can be found under the heading "Financial Highlights" in the Trust's prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting portfolio transactions for the Trust, the Adviser and/or Subadviser (throughout this section, the "Adviser") adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in
Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Trust and may benefit both the Trust and other clients of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. In addition, transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Trust.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Trust. Some portfolio transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.

   For the fiscal years ended October 31, 2001, 2002 and 2003, brokerage commissions paid by the Trust on portfolio transactions totaled $3,380,256, $5,486,897 and $4,507,352, respectively. In the fiscal years ended October 31, 2001, 2002 and 2003, the Trust paid brokerage commissions of $121,548, $86,277 and $279,144, respectively, to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended October 31, 2003, the amount paid to PXP Securities Corp. was 6.2% of the total brokerage commission paid by the Trust and was paid on transactions amounting to 7.3% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $1,356,037 paid during the fiscal year ended October 31, 2003, were paid on portfolio transactions aggregating $734,172,766 executed by brokers who provided research and other statistical information.


                            SERVICES OF THE ADVISERS

   The investment adviser to the Bond Fund is Duff & Phelps Investment Management Co. ("Duff & Phelps" or "Adviser"), which is located at 55 East Monroe Street, Chicago, Illinois 60603. The investment adviser to each of the other funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480.

   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX is located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, Connecticut 06115-0480.


   PXP has served investors for over 70 years. As of December 31, 2003, PXP had approximately $59.2 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Engemann Asset Management (Engemann) in Pasadena; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management, LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin and Oakhurst divisions) in Hartford, CT, and Scotts Valley, CA, respectively.

   PIC acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2003, PIC had approximately $22.9 billion in assets under management. William R. Moyer is an executive officer of the Trust and of PIC.

   Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. Duff & Phelps was founded more than 70 years ago as an investment research firm and expanded into institutional money management and introduced investment products for individuals in 1979. As of December 31, 2003, Duff & Phelps had approximately $5.1 billion in assets under management on a discretionary basis. Duff & Phelps is a subsidiary of PXP.

   Engemann Asset Management ("Engemann") is the investment subadviser to the Aggressive Growth Fund and Capital Growth Fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four mutual funds, as subadviser to four mutual funds and acts as investment adviser to institutions and individuals. As of December 31, 2003, Engemann had $4.4 billion in assets under management. Engemann has been an investment adviser since 1969.


   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Each Fund pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of the respective Fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not fulltime employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws, and the expense of preparing and mailing prospectuses and reports to shareholders.

   The investment advisory agreement provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

   As full compensation for the services and facilities furnished to the Trust, the Adviser is entitled to a fee, payable monthly, as described in the Prospectus. There is no assurance that the Trust will reach net asset levels high enough to realize reductions in the rates of the advisory fees.


   The investment adviser has agreed to reimburse the total annual fund operating expenses for Class A Shares of the Phoenix-Goodwin Money Market Fund to the extent that they exceed 0.85% of average daily net assets until February 28, 2005.


   The agreement continues in force from year to year for all Funds, provided that, with respect to each Fund, the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Funds. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on sixty (60) days written notice. The investment advisory agreement provides that upon termination of the agreement, or at the request of the Adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.


   For services to the Trust during the fiscal years ended October 31, 2001, 2002 and 2003, the Adviser received fees of $26,898,637, $18,904,957 and
$15,557,774, respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund as follows:

                                       2001                       2002                      2003
                                     ----------                ----------                ----------
Aggressive Growth Fund               $3,289,038                $2,040,832                $1,547,096
Balanced Fund                         7,194,962                 6,297,218                 5,456,962
Bond Fund                               588,331                   581,814                   549,677
Growth Fund                          12,862,101                 7,603,300                 5,780,468
High Yield Fund                       2,145,029                 1,569,808                 1,442,811
Money Market Fund                       819,176                   811,985                   780,760

   The Trust, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order.


BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

   The Board of Trustees is responsible for overseeing the performance of the Funds' investment advisers and subadvisers and determining whether to approve and renew the Funds' investment advisory arrangements. In approving the agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Funds. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of each Fund with a peer group of funds and a relevant market index, the allocation of each Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board also reviews data relating to the quality of brokerage execution received by the Funds, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Funds from such services. Additionally, the Funds' portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory and subadvisory agreements, the Board primarily considered information relating the each Fund's fee structures, including a comparative analysis of each Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that most of the Funds were close to or below the median in each category reviewed. For those Funds that had significantly higher fees or total expenses, the Board considered the specific portfolio management issues and/or expense structures that contributed to the higher fees. The Board also considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


DESCRIPTION OF PROXY VOTING POLICY

   The Funds have adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Funds' intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' investment adviser will vote proxies or delegate such responsibility to a subadviser. The adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Funds' Policy. Any adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

o Changes to Capital Structure--dilution or improved accountability associated with such changes.

o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

o Social and Corporate Responsibility Issues--the adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each adviser, subadviser or delegate to notify the President of the Funds of any actual or potential conflict of interest. No adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Funds.

   The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, beginning with the period ending June 30, 2004, will be available free of charge by calling, toll-free, 800-243-1574, or on the Securities and Exchange Commission's website at http://www.sec.gov.


                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

MONEY MARKET FUND

   The assets of the Money Market Fund are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Money Market Fund securities may at times be more or less than their market value. By using amortized cost valuation, the Money Market Fund seeks to maintain a constant net asset value of $1.00 per share despite minor shifts in the market value of its portfolio securities.

   The yield on a shareholder's investment may be more or less than that which would be recognized if the Fund's net asset value per share was not constant and was permitted to fluctuate with the market value of the Fund's portfolio securities. However, as a result of the following procedures, it is believed that any difference will normally be minimal. The deviation is monitored periodically by comparing the Fund's net asset value per share as determined by using available market quotations with its net asset value per share as determined through the use of the amortized cost method of valuation. The Adviser makes such comparisons at least weekly and will advise the Trustees promptly in the event of any significant deviation. If the deviation exceeds 1/2 of l%, the Trustees will consider what action, if any, should be initiated to provide fair valuation of the Fund's portfolio securities and prevent material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Furthermore, the assets of the Fund will not be invested in any security with a maturity of greater than 397 days, and the average weighted maturity of its portfolio will not exceed 90 days. Portfolio investments will be limited to U.S. dollar-denominated securities which present minimal credit risks and are of high quality as determined either by a major rating service or, if not rated, by the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which (except Class A Shares of the Money Market Fund), at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or Class C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time. Note, only the Aggressive Growth Fund, Bond Fund, High Yield Fund and Money Market Fund offer Class C Shares.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES

   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.


CLASS C SHARES--AGGRESSIVE GROWTH FUND, BOND FUND AND HIGH YIELD FUND


   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

PURCHASES OF SHARES OF THE MONEY MARKET FUND

   The minimum initial investment and the minimum subsequent investment for the purchase of shares of the Money Market Fund are set forth in the Prospectus. Shares of the Money Market Fund are sold through registered representatives of Equity Planning or through brokers or dealers with whom Equity Planning has sales agreements. (See "Distribution Plans"). Initial purchases of shares may also be made by mail by completing an application and mailing it directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Subsequent purchases should be sent to State Street Bank and Trust Company. An investment is accepted when funds are credited to the purchaser. Investments are credited not later than the second business day after receipt by the Trust of checks drawn on U.S. banks payable in U.S. funds. Shares purchased begin earning dividends the day after funds are credited. Certified checks are not necessary.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to pay reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements;
(4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid;
(16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than the Money Market Fund and Phoenix-Goodwin Government Cash Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than the Money Market Fund and Phoenix-Goodwin Government Cash Fund Class A Shares), if made by the same person within a thirteen-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually nonbinding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Funds' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.

EXCHANGES

   Under certain circumstances, shares of any Phoenix Fund (except Class A Shares of the Money Market Fund) may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder's bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal program must own shares of a Series worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

    A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more.

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

BY CHECK (BOND FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY)

   Any shareholder of these Funds may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.


                         TAX-SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) The Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or
(iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   As stated in the Prospectus, the Trust believes that each of its Funds will be treated as a single entity. Prior to November 1, 1986, the Trust was treated as a single entity.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   The Funds intend to declare dividends daily and to pay dividends monthly. Dividends may be paid from net investment income. Distribution of net realized short-term and long-term capital gains will be distributed at least annually. Income dividends will be paid on the last business day of the month and reinvested in additional shares at net asset value, unless the shareholder elects to receive dividends in cash. Whether received in shares or cash, dividends paid by a Fund from net investment income and distributions from any net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, realized on sales of investments for the fiscal year normally will be distributed following the end of the Funds' fiscal year. Distributions of net long-term capital gains are taxable to shareholders as such, whether paid in cash or additional shares of a Fund and regardless of the length of time the shares have been owned by the shareholder. Net short-term capital gains are net realized short-term capital gains, generally including net premiums from expired options, net gains from closing purchase transactions, and net short-term gains from securities sold upon the exercise of options or otherwise, less any net realized long-term capital losses. Distributions paid by a Fund generally are subject to taxation as of the date of payment, whether received by shareholders in cash or in shares of the Fund, and whether representing an ordinary distribution or a long-term capital gains distribution. No dividends or distributions will be made to a shareholder on shares for which no payment has been received.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its Shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income, except for
(a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain dividends. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. Distributions from net long-term capital gain in excess of net short-term capital loss ("capital gain distribution") are treated under the Code as long-term capital gain, for federal income tax purposes. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.


   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.



   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.


    Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction available to corporate shareholders if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).


INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES


   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

    A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a regulated investment company.

TAXATION OF DERIVATIVES

     All futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

     Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to tax the character of which will be determined under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of such option, on the Fund's holding period for such option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or security or a substantially identical stock or security in the Fund's portfolio. The exercise of a call option purchased by a Fund is not a taxable transaction for the Fund. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium.

   Premiums from expired call options written by a Fund and net gain or loss from closing purchase transactions, which are not section 1256 contracts, are generally treated as short-term capital gain or loss for federal income tax purposes and are taxable to shareholders as ordinary income. If a written call option is exercised, the premium is added to the proceeds of sale of the underlying security, and the gain or loss from such sale will be short- or long-term, depending upon the period such security was held. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

   Because options, futures and currency activities of a Fund may increase the amount of gains from the sale of securities or investments held or treated as held for less than three months, the Funds may limit these transactions in order to comply with the 30% limitation described above.

   Certain offsetting positions held by the Funds (including certain positions involving financial futures and options transactions) may be considered, for tax purposes, to constitute "straddles." Depending on whether certain elections are available and made by the Funds losses realized by the Funds on one or more position in such a straddle may be deferred to the extent of unrealized gain in the offsetting position. Moreover, short-term capital losses on straddle positions may be re-characterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

     The Funds may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

     It is expected that the Funds will not be eligible to elect to pass-through to its shareholders the amount of foreign income and similar taxes paid by it, so that shareholders will not be eligible to claim a foreign tax credit or to deduct their pro rata share of such foreign taxes. Such foreign taxes generally will reduce the net income of the Funds distributable to shareholders. If the Funds were eligible to make the pass-through election, and so elected, shareholders would be notified regarding the relevant items to be taken into account by the shareholders.

SALE OR EXCHANGE OF FUND SHARES

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   This discussion of the federal income tax treatment of the Funds and their distributions is based on the federal income tax law in effect as of the date of this Statement of Additional Information. The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor.

   Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information.

   Dividends, distributions and redemption proceeds also may be subject to state, local and foreign taxes depending upon each shareholder's particular situation. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                                 THE DISTRIBUTOR


   Phoenix Equity Planning Corporation ("Equity Planning"), which has undertaken to use its best efforts to find purchasers for shares of the Trust, serves as the national distributor of the Trust's shares. Shares of each Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Trust for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity

Planning. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.


   For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended October 31, 2001, 2002 and 2003, purchasers of shares of the Funds paid aggregate sales charges of $2,947,020, $2,075,990 and $1,500,172, respectively, of which the Distributor received net commissions of $829,500, $959,688 and $525,529, respectively, for its services, the balance being paid to dealers. For the fiscal year ended October 31, 2003, the Distributor received net commissions of $154,084 for Class A Shares and deferred sales charges of $371,445 for Class B Shares and Class C Shares.


DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

CORE BOND FUND AND HIGH YIELD FUND


                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
            AMOUNT OF TRANSACTION              AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
              AT OFFERING PRICE              OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
            ---------------------            -----------------           ------------------           ----------------
       Less than $50,000                           4.75%                       4.99%                        4.25%
       $50,000 but under $100,000                  4.50%                       4.71%                        4.00%
       $100,000 but under $250,000                 3.50%                       3.63%                        3.00%
       $250,000 but under $500,000                 2.75%                       2.83%                        2.25%
       $500,000 but under $1,000,000               2.00%                       2.04%                        1.75%
       $1,000,000 or more                          None                         None                        None

AGGRESSIVE GROWTH FUND, CAPITAL GROWTH FUND AND BALANCED FUND

                                                                                                       DEALER DISCOUNT
                                                                                                      OR AGENCY FEE AS
            AMOUNT OF TRANSACTION                    SALES CHARGE AS PERCENTAGE OF                      PERCENTAGE OF
              AT OFFERING PRICE               OFFERING PRICE            NET AMOUNT INVESTED            OFFERING PRICE
            ---------------------            -----------------          -------------------           ----------------
       Less than $50,000                           5.75%                       6.10%                        5.25%
       $50,000 but under $100,000                  4.75%                       4.99%                        4.25%
       $100,000 but under $250,000                 3.75%                       3.90%                        3.25%
       $250,000 but under $500,000                 2.75%                       2.83%                        2.25%
       $500,000 but under $1,000,000               2.00%                       2.04%                        1.75%
       $1,000,000 or more                          None                         None                        None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment as described in (c) and (d) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own resources, the distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Incorporated: 0.25% on sales of Class A and Class B Shares, 0.10% on sales of Class C Shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES

   Equity Planning also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc., as subagent, plus (2) the documented cost of Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC Inc. is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates:

    First $200 million                                        .085%
    $200 million to $400 million                              .05%
    $400 million to $600 million                              .03%
    $600 million to $800 million                              .02%
    $800 million to $1 billion                                .015%
    Greater than $1 billion                                   .0125%

   Percentage rates are applied to the aggregate daily net asset value of the Fund. Certain minimum fees and fee waivers may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. For its services during the Fund's fiscal year ended October 31, 2003, Equity Planning received $1,777,492.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While each Plan is in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to each Plan.


   For the fiscal year ended October 31, 2003, the Funds paid Rule l2b-l Fees in the amount of $6,801,695, of which the principal underwriter received $1,520,913; W.S. Griffith Securities, Inc., an affiliate, received $540,487; and unaffiliated broker-dealers received $4,740,295. Distributor expenses under the Plans consisted of:
(1) compensation to dealers, $5,079,323; (2) compensation to sales personnel, $1,990,460; (3) advertising, $469,023; (4) printing and mailing of prospectuses to other than current shareholders, $118,558; (5) service costs, $718,158, and
(6) other, $278,081.


   No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS


   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.



                                                       INDEPENDENT TRUSTEES
--------------------------------- --------------- ----------------- ----------------------------------------------------------
                                                     NUMBER OF
                                     TERM OF       PORTFOLIOS IN
                                    OFFICE AND      FUND COMPLEX
        NAME (AGE), AND             LENGTH OF       OVERSEEN BY            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
            ADDRESS                TIME SERVED        TRUSTEE                AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------- --------------- ----------------- ----------------------------------------------------------

E. Virgil Conway                  Served since    34                Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC         1993.                             since 2001. Trustee/Director, Realty Foundation of New
101 Park Avenue                                                     York (1972-present), Pace University (1978-present), New
New York, NY 10178                                                  York Housing Partnership Development Corp. (Chairman)
DOB: 8/2/29                                                         (1981-present), Greater New York Councils, Boy Scouts of
                                                                    America (1985-present), Academy of Political Science (Vice
                                                                    Chairman) (1985-present), Urstadt Biddle Property Corp.
                                                                    (1989-present), The Harlem Youth Development Foundation
                                                                    (1998-present). Chairman, Metropolitan Transportation
                                                                    Authority (1992-2001). Director, Trism, Inc. (1994-2001),
                                                                    Consolidated Edison Company of New York, Inc. (1970-2002),
                                                                    Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                                    Insurance Company (1974-2002), Josiah Macy, Jr., Foundation
                                                                    (1975-2002), Union Pacific Corp. (1978-2002), Blackrock
                                                                    Freddie Mac Mortgage Securities Fund (Advisory Director)
                                                                    (1990-2002), Accuhealth (1994-2002).
--------------------------------- --------------- ----------------- ----------------------------------------------------------
Harry Dalzell-Payne               Served since    34                Currently retired.
The Flat, Elmore Court            1993.
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29
--------------------------------- --------------- ----------------- ----------------------------------------------------------
Francis E. Jeffries (72)          Served since    27                Director, The Empire District Electric Company
8477 Bay Colony Dr. #902          1995.                             (1984-present). Director (1989-1997), Chairman of the
Naples, FL  34108                                                   Board (1993-1997), Phoenix Investment Partners, Ltd.
--------------------------------- --------------- ----------------- ----------------------------------------------------------

--------------------------------- --------------- ----------------- ----------------------------------------------------------
                                                     NUMBER OF
                                     TERM OF       PORTFOLIOS IN
                                    OFFICE AND      FUND COMPLEX
        NAME (AGE), AND             LENGTH OF       OVERSEEN BY            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
            ADDRESS                TIME SERVED        TRUSTEE                AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------- --------------- ----------------- ----------------------------------------------------------
Leroy Keith, Jr. (63)             Served since    25                Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.         1980.                             since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street,                                                  Officer (1995-1998), Carson Products Company
Ste. 1430                                                           (cosmetics).  Director/Trustee, Evergreen Funds (6
Chattanooga, TN  37402                                              portfolios).
--------------------------------- --------------- ----------------- ----------------------------------------------------------
Geraldine M. McNamara             Served since    34                Managing Director, U.S. Trust Company of New York
United States Trust               2001.                             (private bank) (1982-present).
Company of NY
114 West 47th Street
New York, NY 10036
DOB: 4/17/51
--------------------------------- --------------- ----------------- ----------------------------------------------------------
Everett L. Morris                 Served since    34                Currently retired. Vice President, W.H. Reaves and
W.H. Reaves and Company           1995.                             Company (investment management).
10 Exchange Place
Jersey City, NJ 07302
DOB: 5/26/28
--------------------------------- --------------- ----------------- ----------------------------------------------------------
Richard E. Segerson (56)          Served since    24                Managing Director, Northway Management Company
Northway Management Company       1993.                             (1998-present). Managing Director, Mullin Associates
164 Mason Street Greenwich, CT                                      (1993-1998).
06830
--------------------------------- --------------- ----------------- ----------------------------------------------------------
Lowell P. Weicker, Jr. (71)       Served since    24                Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street                   1995.                             (1995-present), Compuware (1996-present) and WWF, Inc.
Alexandria, VA  22314                                               (2000-present). President, The Trust for America's
                                                                    Health (non-profit) (2001-present). Director, Duty Free
                                                                    International, Inc. (1997-1998).

--------------------------------- --------------- ----------------- ----------------------------------------------------------


                               INTERESTED TRUSTEES

Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

--------------------------------- ----------------- ------------------ -------------------------------------------------------
                                                         NUMBER OF
                                   TERM OF OFFICE   PORTFOLIOS IN FUND
  NAME, (AGE), ADDRESS AND         AND LENGTH OF    COMPLEX OVERSEEN        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
  POSITION(S) WITH TRUST            TIME SERVED        BY TRUSTEE              AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------- ----------------- ------------------ -------------------------------------------------------

*Marilyn E. LaMarche              Served since      27                 Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC           2002.                                (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,                                                  (2001-present) and Phoenix Life Insurance Company
59th Floor                                                             (1989-present).
New York, NY 10020
DOB 5/11/34

--------------------------------- ----------------- ------------------ -------------------------------------------------------

--------------------------------- ----------------- ------------------ -------------------------------------------------------
                                                         NUMBER OF
                                   TERM OF OFFICE   PORTFOLIOS IN FUND
  NAME, (AGE), ADDRESS AND         AND LENGTH OF    COMPLEX OVERSEEN        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
  POSITION(S) WITH TRUST            TIME SERVED        BY TRUSTEE              AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------- ----------------- ------------------ -------------------------------------------------------

**Philip R. McLoughlin            Served since      78                 Director, PXRE Corporation (Delaware) (1985-present),
Chairman and President            1989.                                World Trust Fund (1991-present). Chairman
DOB 10/23/46                                                           (1997-2002), Director (1995-2002), Vice Chairman
                                                                       (1995-1997) and Chief Executive Officer (1995-2002),
                                                                       Phoenix Investment Partners, Ltd. Director, Executive Vice
                                                                       President and Chief Investment Officer, The Phoenix
                                                                       Companies, Inc. (2001-2002). Director (1994-2002) and
                                                                       Executive Vice President, Investments (1988-2002), Phoenix
                                                                       Life Insurance Company. Director (1983-2002) and Chairman
                                                                       (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                       (1984-2002) and President (1990-2000), Phoenix Equity
                                                                       Planning Corporation. Chairman and Chief Executive Officer,
                                                                       Phoenix/Zweig Advisers LLC (1999-2002). Director and
                                                                       President, Phoenix Investment Management Company
                                                                       (2001-2002). Director and Executive Vice President, Phoenix
                                                                       Life and Annuity Company (1996-2002). Director and
                                                                       Executive Vice President, PHL Variable Insurance Company
                                                                       (1995-2002). Director, Phoenix National Trust Company
                                                                       (1996-2002). Director and Vice President, PM Holdings, Inc.
                                                                       (1985-2002). Director, PHL Associates, Inc. (1995-2002).
                                                                       Director (1992-2002) and President (1992-1994), WS Griffith
                                                                       Securities, Inc.
--------------------------------- ----------------- ------------------ -------------------------------------------------------
***James M. Oates                 Served since      25                 Chairman, Hudson Castle Group Inc. (formerly IBEX
Hudson Capital Group Inc.         1987.                                Capital Markets Inc.) (financial services)
60 State Street, Ste. 950                                              (1997-present). Managing Director, Wydown Group
Boston, MA 02109                                                       (consulting firm) (1994-present). Director, Investors
DOB 5/31/46                                                            Financial Service Corporation (1995-present),
                                                                       Investors Bank & Trust Corporation (1995-present),
                                                                       Plymouth Rubber Co. (1995-present), Stifel Financial
                                                                       (1996-present), Connecticut River Bancorp
                                                                       (1998-present), Connecticut River Bank (1998-present)
                                                                       and Trust Company of New Hampshire (2002-present).
                                                                       Director and Treasurer, Endowment for Health, Inc.
                                                                       (2000-present). Chairman, Emerson Investment
                                                                       Management, Inc. (2000-present). Investment
                                                                       Committee, New Hampshire Charitable Foundation
                                                                       (2001-present). Vice Chairman, Massachusetts Housing
                                                                       Partnership (1998-1999). Director, Blue Cross and
                                                                       Blue Shield of New Hampshire (1994-1999), AIB Govett
                                                                       Funds (1991-2000), Command Systems, Inc. (1998-2000),
                                                                       Phoenix Investment Partners, Ltd. (1995-2001) and
                                                                       1Mind, Inc. (1999-2001).

--------------------------------- ----------------- ------------------ -------------------------------------------------------

* Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.


** Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd., and its affiliates.


*** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, IBEX Capital Markets, Inc. and Phoenix and certain of its affiliates.


                                            OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

------------------------------ ---------------------- ------------------------------------------------------------------------
                                  Position(s) Held
                               with Trust and Length                        Principal Occupation(s)
   Name, (Age) and Address         of Time Served                            During Past 5 Years
------------------------------ ---------------------- ------------------------------------------------------------------------

William R. Moyer               Executive Vice         Executive Vice President and Chief Financial Officer (1999-present),
DOB: 8/16/44                   President since 1990.  Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                                                      Investment Partners, Ltd. Director (1998-present), Senior Vice
                                                      President, Finance (1990-present), Chief Financial Officer
                                                      (1996-present), and Treasurer (1998-present), Phoenix Equity Planning
                                                      Corporation. Director (1998-present), Senior Vice President
                                                      (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                      (1994-present), Phoenix Investment Counsel, Inc. Senior Vice President
                                                      and Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                      (1996-present). Vice President, Phoenix Fund Complex (1990-present).
------------------------------ ---------------------- ------------------------------------------------------------------------
John F. Sharry                 Executive Vice         President, Private Client Group (1999-present), Executive Vice
DOB: 3/28/52                   President since 1998.  President, Retail Division (1997-1999), Phoenix Investment Partners,
                                                      Ltd. President, Private Client Group, Phoenix Equity Planning Corporation
                                                      (2000-present). Executive Vice President, Phoenix Fund Complex
                                                      (1998-present).
------------------------------ ---------------------- ------------------------------------------------------------------------
Nancy  G. Curtiss              Treasurer since 2002.  Vice President, Fund Accounting (1994-present) and Treasurer
DOB: 11/24/52                                         (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                      Phoenix Fund Complex (1994-present).
------------------------------ ---------------------- ------------------------------------------------------------------------
Richard J. Wirth               Secretary since        Vice President and Insurance and Investment Products Counsel
One American Row               2002, Chief Legal      (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company.
Hartford, CT 06102             Officer since 2003
DOB: 11/14/58

------------------------------ ---------------------- ------------------------------------------------------------------------

COMMITTEES OF THE BOARD


   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   The Audit Committee. The Audit Committee's is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met four times during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are Harry Dalzell-Payne, Leroy Keith, Jr. and Lowell P. Weicker, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee did not meet during the Trust's last fiscal year.


COMPENSATION


   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended October 31, 2003, the Trustees received the following compensation:


                                                                   TOTAL
                                                                COMPENSATION
                                                               FROM TRUST AND
                                   AGGREGATE                    FUND COMPLEX
                                  COMPENSATION                   (39 FUNDS)
         NAME                      FROM TRUST                 PAID TO TRUSTEES
         ----                      ----------                 ----------------

E. Virgil Conway                   $25,112                          $173,000
Harry Dalzell-Payne                $20,611                          $153,750
Francis E. Jeffries                $15,510*                         $126,500
Leroy Keith, Jr.                   $16,395                          $ 69,250
Marilyn E. Lamarche                $12,510                          $ 50,500
Philip R. McLoughlin               $     0                          $      0
Geraldine M. McNamara              $19,726                          $102,272
Everett L. Morris                  $21,146*                         $174,194
James M. Oates                     $24,590                          $110,500
Richard E. Segerson                $20,896                          $ 89,750
Lowell P. Weicker, Jr.             $19,200                          $79,750

* This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 2003, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Segerson was $404,568.24, $279,087.24 and $108,714.18 respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

TRUSTEE OWNERSHIP OF SECURITIES


     Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2001.

 ----------------------------------- ------------------------------------ -----------------------------------------
                                                                                 AGGREGATE DOLLAR RANGE OF
                                                                               TRUSTEE OWNERSHIP IN ALL FUNDS
                                      DOLLAR RANGE OF EQUITY SECURITIES        OVERSEEN BY TRUSTEE IN FAMILY
           NAME OF TRUSTEE                 IN A FUND OF THE TRUST                 OF INVESTMENT COMPANIES
 ----------------------------------- ------------------------------------ -----------------------------------------

 E. Virgil Conway                    $1 - $10,000                         $1- $10,000
 ----------------------------------- ------------------------------------ -----------------------------------------
 Harry Dalzell-Payne                 None                                 None
 ----------------------------------- ------------------------------------ -----------------------------------------
 Francis E. Jeffries                 None                                 None
 ----------------------------------- ------------------------------------ -----------------------------------------
 Leroy Keith, Jr.                    None                                 None
 ----------------------------------- ------------------------------------ -----------------------------------------
 Marilyn E. LaMarche                 None                                 None
 ----------------------------------- ------------------------------------ -----------------------------------------
 Philip R. McLoughlin                Capital Growth Fund--$10,000 -       Over $100,000
                                     $50,000
                                     Money Market Fund--Over
                                     $100,000
 ----------------------------------- ------------------------------------ -----------------------------------------
 Geraldine M. McNamara               None                                 None
 ----------------------------------- ------------------------------------ -----------------------------------------
 Everett L. Morris                   $10,000 - $50,000                    Over $100,000
 ----------------------------------- ------------------------------------ -----------------------------------------
 James M. Oates                      None                                 None

 ----------------------------------- ------------------------------------ -----------------------------------------
 Richard E. Segerson                 None                                 None
 ----------------------------------- ------------------------------------ -----------------------------------------
 Lowell P. Weicker, Jr.              None                                 None
 ----------------------------------- ------------------------------------ -----------------------------------------


At December 31, 2003, the Trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund.

PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of February 9, 2004 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Trust's equity securities.


NAME OF SHAREHOLDER                                    NAME OF FUND             PERCENT OF CLASS           NUMBER OF SHARES
-------------------                                    ------------             ----------------           -----------------

NFSC FEBO #F2J-000019                              AGGRESSIVE GROWTH FUND C          11.94%                  1,659,648.063
FIIOC AS AGENT FOR
QUALIFIED EMPLOYEE BENEFIT
PLANS (401K)FINOPS-IC FUNDS
100 MAGELLAN WAY KW1C
COVINGTON KY 41015-1987

NFSC FEBO # 650-052655                             CORE BOND FUND C                  10.15%                     18,065.016
FMTC TTEE
TPMG SAVINGS PLANS
FBO ANNIE A WICKHAM
9976 STONE OAK WAY
ELK GROVE CA 95624-2670

*MLPF&S FOR THE SOLE                               AGGRESSIVE GROWTH FUND B           7.43%                    112,549.134
BENEFIT OF ITS CUSTOMERS                           CAPITAL GROWTH FUND A             11.30%                  7,063,391.724
ATTN FUND ADMINISTRATION                           CORE BOND FUND B                  19.27%                    119,953.426
4800 DEER LAKE DR E 3RD FL                         CORE BOND FUND C                   9.08%                     51,746.986
JACKSONVILLE FL 32246-6484*                        HIGH YIELD FUND B                  2.47%                    516,292.032
                                                   HIGH YIELD FUND B                  6.24%                     77,194.835

PHOENIX EQUITY PLANNING CORP                       AGGRESSIVE GROWTH FUND C          14.38%                      5,133.470
ATTN CORPORATE ACCOUNTING DEPT                     CORE BOND FUND C                   7.94%                     14,137.923
C/O GENE CHARON, CONTROLLER
56 PROSPECT ST # 1CP8
HARTFORD CT 06103-2818

FERRIS, BAKER WATTS, INC                           AGGRESSIVE GROWTH FUND C          14.29%                      5,099.770
DAVID P REED/IRA
A/C 7007-8448
9 GREENSPRING CIRCLE
HUNTINGTON WV 25705-2126

SOUTHWEST SECURITIES INC FBO                       AGGRESSIVE GROWTH FUND C          12.83%                      4,580.499
CRAIG SHEYON
SWS SECURITIES INC.
AS ROLLOVER IRA CUSTODIAN
PO BOX 509002
DALLAS TX75250-9002

WELLS FARGO INVESTMENTS LLC                        AGGRESSIVE GROWTH FUND C           5.78%                      2,064.410
A/C 2003-1041
608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS MN
55402-1916

WINIFRED A CARGILL                                 CORE BOND FUND C                   6.87%                     12,222.222
7 KING PHILLIP TRL
NORFOLK MA 02056-1405

LPL FINANCIAL SERVICES                             CORE BOND FUND C                   6.34%                     11,278.294
A/C 1026-8602
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968


NAME OF SHAREHOLDER                                NAME OF FUND                 PERCENT OF CLASS           NUMBER OF SHARES
-------------------                                ------------                 ----------------           -----------------

ELIZABETH A HALL                                   CORE BOND FUND C                   5.75%                     10,208.558
2235 NE DOUGLAS
NEWPORT OR 97365-1841


* Record owner only for its individual customers. To the Trust's knowledge, no customer beneficially owned 5% or more of the total outstanding shares of any Class of any Fund.

                                OTHER INFORMATION

CAPITAL STOCK

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT ACCOUNTANTS


   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, has been selected independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.


CUSTODIAN AND TRANSFER AGENT

   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Trust's assets (the "Custodian"). Equity Planning, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORT TO SHAREHOLDERS

   The fiscal year of the Trust ends on October 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year.

FINANCIAL STATEMENTS


   The Fund's Financial Statements for the fiscal year ended October 31, 2003, appearing in the Fund's 2003 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   The Money Market Fund will only invest in commercial paper which at the date of investment is rated A-l by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Phoenix-Duff & Phelps Core Bond Fund

                         INVESTMENTS AT OCTOBER 31, 2003

                                      STANDARD
                                      & POOR'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)       VALUE
                                     -----------  -----       -----
U.S. GOVERNMENT SECURITIES--11.9%

U.S. TREASURY BONDS--5.2%
U.S. Treasury Bond 6%, 2/15/26 .......   AAA     $5,250   $  5,767,209

U.S. TREASURY NOTES--6.7%
U.S. Treasury Note 3%, 1/31/04 .......   AAA      7,500      7,535,745
- ----------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $13,216,051)                               13,302,954
- ----------------------------------------------------------------------

AGENCY MORTGAGE-BACKED
SECURITIES--31.7%
Fannie Mae 10%, 5/25/04 ..............   AAA         14         13,892
Fannie Mae 6%, 10/1/14 ...............   AAA      1,666      1,735,774
Fannie Mae 6.50%, '16-'32 ............   AAA      5,640      5,874,440
Fannie Mae 6%, 7/1/17 ................   AAA      1,944      2,021,409
Fannie Mae 5.50%, 9/1/17 .............   AAA      1,817      1,871,811
Fannie Mae 6%, 5/1/29 ................   AAA        856        879,742
Fannie Mae 7.50%, 3/1/31 .............   AAA        826        879,983
Fannie Mae 7%, 7/1/31 ................   AAA      1,027      1,081,555
Fannie Mae 7%, 9/1/31 ................   AAA      1,177      1,239,576
Fannie Mae 5.50%, 7/1/33 .............   AAA      3,893      3,930,596
Fannie Mae 5.50%, 7/1/33 .............   AAA      2,793      2,819,748
Fannie Mae 5%, 9/1/33 ................   AAA      2,983      2,943,937
GNMA 8%, 9/15/05 .....................   AAA         16         16,394
GNMA 8.50%, 3/15/06 ..................   AAA         15         15,644
GNMA 8.50%, 4/15/06 ..................   AAA          8          8,245
GNMA 8%, 9/15/06 .....................   AAA          2          2,145
GNMA 8.50%, 11/15/22 .................   AAA          6          6,100
GNMA 6.50%, 9/15/28 ..................   AAA        713        746,947
GNMA 7.50%, 9/15/29 ..................   AAA        968      1,034,733
GNMA 5.50%, 2/15/33 ..................   AAA      3,440      3,486,823
GNMA 5%, 7/15/33 .....................   AAA      4,967      4,913,840
- ----------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $34,943,875)                               35,523,334
- ----------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--2.6%
Fannie Mae 4.375%, 9/15/12 ...........   AAA     $1,200   $  1,177,879
Fannie Mae 7.125%, 1/15/30 ........... Aaa(c)     1,500      1,789,299
- ----------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $3,020,297)                                 2,967,178
- ----------------------------------------------------------------------

ASSET-BACKED SECURITIES--9.6%
Comed Transitional Funding Trust 98-1, A7
5.74%, 12/25/10 ......................   AAA      2,000      2,179,424

DaimlerChrysler Auto Trust 03-A4 2.88%,
10/8/09 ..............................   AAA      2,600      2,613,350

First USA Credit Card Master Trust 97-2, A
1.25%, 1/17/07(d) ....................   AAA      1,400      1,399,961

Green Tree Financial Corp. 98-3, A5 6.22%,
3/1/30 ...............................   AAA      2,416      2,387,131

PECO Energy Transition Trust 99-A, A6
6.05%, 3/1/09 ........................   AAA      2,000      2,172,085
- ----------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $10,590,021)                               10,751,951
- ----------------------------------------------------------------------

CORPORATE BONDS--22.2%

AEROSPACE & DEFENSE--1.6%
Honeywell International
7.50%, 3/1/10 ........................     A      1,500      1,762,233

ALUMINUM--1.9%
Alcoa, Inc. 6%, 1/15/12 ..............     A      2,000      2,172,144

AUTOMOBILE MANUFACTURERS--1.4%
General Motors Corp.
7.20%, 1/15/11 .......................   BBB      1,500      1,573,167

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                                      STANDARD
                                      & POOR'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)       VALUE
                                     -----------  -----       -----
CONSUMER FINANCE--3.1%
General Electric Capital Corp. 6.75%,
3/15/32 ..............................   AAA     $1,000   $  1,108,863

Household Finance Corp. 8%, 7/15/10 ..     A      2,000      2,375,216
                                                          ------------
                                                             3,484,079
                                                          ------------

DIVERSIFIED BANKS--1.5%
Citicorp Capital I 7.933%, 2/15/27 ...     A      1,500      1,717,245

ELECTRIC UTILITIES--1.0%
Progress Energy, Inc. 7.10%, 3/1/11 ..   BBB-     1,000      1,127,935

FOREST PRODUCTS--1.3%
Weyerhaeuser Co. 5.95%, 11/1/08 ......   BBB      1,300      1,391,111

GAS UTILITIES--2.5%
Consolidated Natural Gas Co. 6.85%,
4/15/11 ..............................   BBB+     2,500      2,813,410

INTEGRATED OIL & GAS--1.8%
ConocoPhillips Co. 4.75%, 10/15/12 ...     A-     2,000      1,991,304

INTEGRATED TELECOMMUNICATION SERVICES--1.0%
Verizon Global Funding Corp. 7.75%,
12/1/30 ..............................     A+     1,000      1,157,486

INVESTMENT BANKING & BROKERAGE--3.2%
Merrill Lynch & Co., Inc.
6.50%, 7/15/18 .......................     A+     1,500      1,648,671
Morgan Stanley 3.625%, 4/1/08 ........     A+     1,900      1,893,743
                                                          ------------
                                                             3,542,414
                                                          ------------
MOVIES & ENTERTAINMENT--1.9%
Disney (Walt) Co. (The)
5.50%, 12/29/06 ......................   BBB+     2,000      2,143,464
- ----------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $23,223,162)                               24,875,992
- ----------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--9.7%
First Union - Lehman Brothers - Bank of
America 98-C2, A2 6.56%, 11/18/08 ....   AAA      2,300      2,561,081

First Union - Lehman Brothers Commercial
Mortgage 97-C1, A3 7.38%, 4/18/07 .... Aaa(c)     2,500      2,807,577

                                      STANDARD
                                      & POOR'S     PAR
                                       RATING     VALUE
                                     (Unaudited)  (000)       VALUE
                                     -----------  -----       -----

J.P. Morgan Commercial Mortgage Finance
Corp. 97-C5, A2 7.069%, 9/15/29 ......   AAA    $ 1,074   $  1,125,470

Merrill Lynch Mortgage Investors, Inc.
96-C2, A3 6.96%, 11/21/28 ............   AAA      2,534      2,731,974

Morgan Stanley Capital I 98-WF1, A2
6.55%, 12/15/07 ......................   AAA      1,500      1,662,707
- ----------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $9,918,021)                                10,888,809
- ----------------------------------------------------------------------

FOREIGN CORPORATE BONDS--2.1%
UNITED KINGDOM--2.1%
British Telecom plc
8.375%, 12/15/10(d) ..................     A-     2,000      2,415,320
- ----------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $1,997,680)                                 2,415,320
- ----------------------------------------------------------------------

                                              SHARES
                                              ------
PREFERRED STOCKS--6.4%
OTHER DIVERSIFIED FINANCIAL SERVICES--6.4%
Home Ownership Funding Corp. II Pfd.
144A 13.338%(b)(d)(e) ......................     13,522      7,162,514
- ----------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $8,342,278)                                 7,162,514
- ----------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--96.2%
(IDENTIFIED COST $105,251,385)                             107,888,052
- ----------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--3.3%
MONEY MARKET MUTUAL FUNDS--3.3%
SSgA Money Market Fund
(0.71% seven-day effective yield) ..........  3,651,202      3,651,202
- ----------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $3,651,202)                                 3,651,202
- ----------------------------------------------------------------------

TOTAL INVESTMENTS--99.5%
(IDENTIFIED COST $108,902,587)                             111,539,254(a)
Other assets and liabilities, net--0.5%                        565,733
                                                          ------------
NET ASSETS--100.0%                                        $112,104,987
                                                          ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $4,179,686 and gross depreciation of $7,053,784 for federal income tax purposes. At October 31, 2003, the aggregate cost of securities for federal income tax purposes was $114,413,352.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2003, these securities amounted to a value of $7,162,514 or 6.4% of net assets.

(c) As rated by Moody's or Fitch.

(d) Variable or step coupon security; interest rate reflects the rate currently in effect.

(e) Illiquid. At October 31, 2003, these securities amounted to a value of $7,162,514 or 6.4% of net assets. For acquisition information, see Notes to Financial Statements.

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2003

ASSETS
Investment securities at value
   including $1,177,879 of securities on loan
   (Identified cost $108,902,587)            $111,539,254
Receivables
   Interest                                       839,441
   Fund shares sold                                 4,907
   Receivable from adviser                             18
Prepaid expenses                                    2,524
                                             ------------
     Total assets                             112,386,144
                                             ------------
LIABILITIES
Payables
   Fund shares repurchased                         88,303
   Dividend distributions                              13
   Transfer agent fee                              56,429
   Investment advisory fee                         43,362
   Professional fee                                33,042
   Distribution and service fees                   29,353
   Financial agent fee                              9,166
   Trustees' fee                                      783
Accrued expenses                                   20,706
                                             ------------
     Total liabilities                            281,157
                                             ------------
NET ASSETS                                   $112,104,987
                                             ============
NET ASSETS CONSIST OF:
Capital paid in on shares of
   beneficial interest                       $129,337,083
Undistributed net investment income               145,717
Accumulated net realized loss                 (20,014,480)
Net unrealized appreciation                     2,636,667
                                             ------------
NET ASSETS                                   $112,104,987
                                             ============
CLASS A
Shares of beneficial interest
   outstanding, no par value,
   unlimited authorization
   (Net Assets $104,092,040)                   11,886,936
Net asset value per share                           $8.76
Offering price per share $8.76/(1-4.75%)            $9.20

CLASS B
Shares of beneficial interest
   outstanding, no par value,
   unlimited authorization
   (Net Assets $6,627,567)                        761,016
Net asset value and offering
   price per share                                  $8.71

CLASS C
Shares of beneficial interest
   outstanding, no par value,
   unlimited authorization
   (Net Assets $1,385,380)                        158,645
Net asset value and offering
   price per share                                  $8.73

                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2003

INVESTMENT INCOME
Interest                                       $5,764,551
Dividends                                         993,326
Security lending                                    2,175
                                               ----------
     Total investment income                    6,760,052
                                               ----------
EXPENSES
Investment advisory fee                           549,677
Service fees, Class A                             280,908
Distribution and service fees, Class B             84,165
Distribution and service fees, Class C             13,707
Financial agent fee                               117,633
Transfer agent                                    274,810
Registration                                       37,838
Professional                                       33,178
Trustees                                           30,769
Printing                                           30,160
Custodian                                          19,189
Miscellaneous                                      20,897
                                               ----------
     Total expenses                             1,492,931
     Custodian fees paid indirectly                  (905)
                                               ----------
     Net expenses                               1,492,026
                                               ----------
NET INVESTMENT INCOME                           5,268,026
                                               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized gain on securities                   824,851
Net change in unrealized appreciation (depreciation) on
   investments                                 (1,462,090)
                                               ----------
NET LOSS ON INVESTMENTS                          (637,239)
                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                  $4,630,787
                                               ==========

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended         Year Ended
                                                                                      10/31/03           10/31/02
                                                                                     ----------         ----------
FROM OPERATIONS
   Net investment income (loss)                                                     $   5,268,026      $   6,912,247
   Net realized gain (loss)                                                               824,851         (2,551,115)
   Net change in unrealized appreciation (depreciation)                                (1,462,090)        (3,333,017)
                                                                                    -------------      -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      4,630,787          1,028,115
                                                                                    -------------      -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                      (6,521,130)        (7,750,890)
   Net investment income, Class B                                                        (428,854)          (512,861)
   Net investment income, Class C                                                         (68,787)           (43,441)
                                                                                    -------------      -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                           (7,018,771)        (8,307,192)
                                                                                    -------------      -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,720,631 and 3,252,508 shares, respectively)        24,339,370         29,540,032
   Net asset value of shares issued from reinvestment of distributions
     (471,988 and 536,345 shares, respectively)                                         4,204,423          4,840,548
   Cost of shares repurchased (4,199,509 and 4,666,897 shares, respectively)          (37,436,466)       (42,374,522)
                                                                                    -------------      -------------
Total                                                                                  (8,892,673)        (7,993,942)
                                                                                    -------------      -------------
CLASS B
   Proceeds from sales of shares (151,556 and 403,069 shares, respectively)             1,353,216          3,630,193
   Net asset value of shares issued from reinvestment of distributions
     (33,377 and 39,131 shares, respectively)                                             296,019            351,312
   Cost of shares repurchased (489,759 and 427,629 shares, respectively)               (4,341,638)        (3,865,095)
                                                                                    -------------      -------------
Total                                                                                  (2,692,403)           116,410
                                                                                    -------------      -------------
CLASS C
   Proceeds from sales of shares (63,107 and 99,414 shares, respectively)                 570,368            894,534
   Net asset value of shares issued from reinvestment of distributions
     (6,129 and 4,109 shares, respectively)                                                54,440             36,924
   Cost of shares repurchased (46,581 and 20,237 shares, respectively)                   (414,469)          (182,768)
                                                                                    -------------      -------------
Total                                                                                     210,339            748,690
                                                                                    -------------      -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                      (11,374,737)        (7,128,842)
                                                                                    -------------      -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                              (13,762,721)       (14,407,919)

NET ASSETS
   Beginning of period                                                                125,867,708        140,275,627
                                                                                    -------------      -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $145,717 AND $218,404, RESPECTIVELY]                                           $ 112,104,987      $ 125,867,708
                                                                                    =============      =============

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS A
                                                          --------------------------------------------------------------
                                                                         ENDED YEAR ENDED OCTOBER 31
                                                          --------------------------------------------------------------
                                                             2003        2002(3)        2001         2000         1999
Net asset value, beginning of period                        $ 8.93       $ 9.43        $ 8.86       $ 9.04       $ 9.83
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                               0.39(4)      0.58          0.60         0.59         0.59
   Net realized and unrealized gain (loss)                   (0.04)       (0.49)         0.55        (0.16)       (0.78)
                                                            ------       ------        ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                         0.35         0.09          1.15         0.43        (0.19)
                                                            ------       ------        ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.52)       (0.59)        (0.58)       (0.61)       (0.60)
                                                            ------       ------        ------       ------       ------
     TOTAL DISTRIBUTIONS                                     (0.52)       (0.59)        (0.58)       (0.61)       (0.60)
                                                            ------       ------        ------       ------       ------
Change in net asset value                                    (0.17)       (0.50)         0.57        (0.18)       (0.79)
                                                            ------       ------        ------       ------       ------
NET ASSET VALUE, END OF PERIOD                              $ 8.76       $ 8.93        $ 9.43       $ 8.86       $ 9.04
                                                            ======       ======        ======       ======       ======
Total return(1)                                               3.96%        1.07%        13.36%        4.98%       (1.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $104,092     $115,184      $129,913     $119,734     $144,923
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.16%(2)     1.15%(2)      1.15%        1.17%        1.04 %
   Net investment income                                      4.37%        5.40%         5.78%        6.01%        5.62 %
Portfolio turnover                                             101%          70%          143%         146%         112 %

                                                                                    CLASS B
                                                          --------------------------------------------------------------
                                                                          ENDED YEAR ENDED OCTOBER 31
                                                          --------------------------------------------------------------
                                                             2003        2002(3)        2001         2000         1999
Net asset value, beginning of period                        $ 8.89       $ 9.39        $ 8.82       $ 8.97       $ 9.77
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                               0.32(4)      0.51          0.53         0.50         0.51
   Net realized and unrealized gain (loss)                   (0.05)       (0.49)         0.55        (0.14)       (0.78)
                                                            ------       ------        ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                         0.27         0.02          1.08         0.36        (0.27)
                                                            ------       ------        ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                      (0.45)       (0.52)        (0.51)       (0.51)       (0.53)
                                                            ------       ------        ------       ------       ------
     TOTAL DISTRIBUTIONS                                     (0.45)       (0.52)        (0.51)       (0.51)       (0.53)
                                                            ------       ------        ------       ------       ------
Change in net asset value                                    (0.18)       (0.50)         0.57        (0.15)       (0.80)
                                                            ------       ------        ------       ------       ------
NET ASSET VALUE, END OF PERIOD                              $ 8.71       $ 8.89        $ 9.39       $ 8.82       $ 8.97
                                                            ======       ======        ======       ======       ======
Total return(1)                                               3.08%        0.31%        12.58%        4.21%       (2.77)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $6,628       $9,471        $9,867       $7,633      $11,737
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.91%(2)     1.90%(2)      1.90%        1.91%        1.79 %
   Net investment income                                      3.62%        4.65%         5.02%        5.25%        4.89 %
Portfolio turnover                                             101%          70%          143%         146%         112 %

(1) Maximum sales load is not reflected in the total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to decrease net investment income to average net assets from 5.44% to 5.40% for Class A, from 4.67% to 4.65% for Class B, and to increase the ratio of net investment income to average net assets from 4.64% to 4.66% for Class C; to decrease net investment income (loss) per share from $0.59 to $0.58 per share for Class A; and, to increase net realized and unrealized gain (loss) from $(0.50) to $(0.49) per share for Class A. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class B and Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(4) Computed using average shares outstanding.

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS C
                                                  -------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31                 FROM INCEPTION
                                                  -------------------------------------------------     10/12/99 TO
                                                     2003        2002(3)        2001          2000       10/31/99
Net asset value, beginning of period                $ 8.91        $9.41         $8.84        $8.99         $8.96
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                       0.32(4)      0.51          0.55         0.48          0.03
   Net realized and unrealized gain (loss)           (0.05)       (0.49)         0.52        (0.11)         0.03
                                                    ------        -----         -----        -----         -----
     TOTAL FROM INVESTMENT OPERATIONS                 0.27         0.02          1.07         0.37          0.06
                                                    ------        -----         -----        -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.45)       (0.52)        (0.50)       (0.52)        (0.03)
                                                    ------        -----         -----        -----         -----
     TOTAL DISTRIBUTIONS                             (0.45)       (0.52)        (0.50)       (0.52)        (0.03)
                                                    ------        -----         -----        -----         -----
Change in net asset value                            (0.18)       (0.50)         0.57        (0.15)         0.03
                                                    ------        -----         -----        -----         -----
NET ASSET VALUE, END OF PERIOD                      $ 8.73        $8.91         $9.41        $8.84         $8.99
                                                    ======        =====         =====        =====         =====
Total return(1)                                       3.06%        0.31%        12.49%        4.30%         0.53%(6)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $1,385       $1,212          $496         $226          $101
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                 1.91%(2)     1.90%(2)      1.90%        1.91%         1.37%(5)
   Net investment income                              3.63%        4.66%         5.02%        5.31%         4.97%(5)
Portfolio turnover                                     101%          70%          143%         146%          112%(6)

(1) Maximum sales load is not reflected in the total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to decrease net investment income to average net assets from 5.44% to 5.40% for Class A, from 4.67% to 4.65% for Class B, and to increase the ratio of net investment income to average net assets from 4.64% to 4.66% for Class C; to decrease net investment income (loss) per share from $0.59 to $0.58 per share for Class A; and, to increase net realized and unrealized gain (loss) from $(0.50) to $(0.49) per share for Class A. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class B and Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(4) Computed using average shares outstanding.

(5) Annualized.

(6) Not annualized.

                        See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                         INVESTMENTS AT OCTOBER 31, 2003

                                                     SHARES     VALUE
                                                     ------     -----
COMMON STOCKS--87.5%

APPAREL RETAIL--0.9%
Ross Stores, Inc. ............................       40,000 $  2,000,400

APPLICATION SOFTWARE--7.6%
BEA Systems, Inc.(b) .........................      400,000    5,560,000
Citrix Systems, Inc.(b) ......................      120,000    3,033,600
Hyperion Solutions Corp.(b) ..................       60,000    2,009,400
Macromedia, Inc.(b) ..........................      250,000    4,777,500
Portal Software, Inc.(b) .....................       80,000    1,280,000
                                                            ------------
                                                              16,660,500
                                                            ------------

ASSET MANAGEMENT & CUSTODY BANKS--0.8%
National Financial Partners Corp.(b) .........       65,000    1,761,500

AUTO PARTS & EQUIPMENT--0.4%
Quantum Fuel Systems
Technologies Worldwide,
Inc.(b) ......................................      100,000      913,000

BIOTECHNOLOGY--4.1%
Abgenix, Inc.(b) .............................       80,000      980,000
Gilead Sciences, Inc.(b) .....................       25,000    1,364,500
IDEC Pharmaceuticals Corp.(b) ................       20,000      702,600
Ligand Pharmaceuticals, Inc.
   Class B(b) ................................       90,000    1,240,200
MedImmune, Inc.(b) ...........................       65,000    1,732,900
Myogen, Inc.(b) ..............................       50,500      808,000
NPS Pharmaceuticals, Inc.(b) .................       80,000    2,106,400
                                                            ------------
                                                               8,934,600
                                                            ------------

CASINOS & GAMING--1.5%
International Game Technology ................       40,000    1,310,000
Mandalay Resort Group ........................       50,000    1,962,500
                                                            ------------
                                                               3,272,500
                                                            ------------

                                                     SHARES     VALUE
                                                     ------     -----
COMMUNICATIONS EQUIPMENT--3.4%
F5 Networks, Inc.(b) .........................       75,000 $  1,875,750
McDATA Corp. Class A(b) ......................      175,000    1,807,750
QLogic Corp.(b) ..............................       10,000      560,500
UTStarcom, Inc.(b) ...........................      100,000    3,150,000
                                                            ------------
                                                               7,394,000
                                                            ------------

COMPUTER & ELECTRONICS RETAIL--1.1%
Best Buy Co., Inc. ...........................       40,000    2,332,400

COMPUTER HARDWARE--0.9%
SimpleTech, Inc.(b) ..........................      250,000    1,962,500

COMPUTER STORAGE & PERIPHERALS--4.9%
Dot Hill Systems Corp.(b) ....................      125,000    1,676,250
SanDisk Corp.(b) .............................       40,000    3,224,000
Unova, Inc.(b) ...............................      270,000    5,861,700
                                                            ------------
                                                              10,761,950
                                                            ------------

CONSUMER FINANCE--0.7%
Providian Financial Corp.(b) .................      135,000    1,499,850

DATA PROCESSING & OUTSOURCED SERVICES--2.1%
Affiliated Computer Services,
   Inc. Class A(b) ...........................       20,000      978,600
Alliance Data Systems Corp.(b) ...............      130,000    3,611,400
                                                            ------------
                                                               4,590,000
                                                            ------------

DIVERSIFIED COMMERCIAL SERVICES--2.4%
Corinthian Colleges, Inc.(b) .................       20,000    1,238,400
Corporate Executive Board
   Co. (The)(b) ..............................       50,000    2,550,500
Providence Service Corp.(b) ..................      100,000    1,600,000
                                                            ------------
                                                               5,388,900
                                                            ------------

ELECTRICAL COMPONENTS & EQUIPMENT--0.6%
Rockwell Automation, Inc. ....................       40,000    1,242,000

                        See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                                                     SHARES     VALUE
                                                     ------     -----
GENERAL MERCHANDISE STORES--2.7%
Dollar Tree Stores, Inc.(b) ..................      100,000 $  3,818,000
Family Dollar Stores, Inc. ...................       50,000    2,180,500
                                                            ------------
                                                               5,998,500
                                                            ------------

HEALTH CARE DISTRIBUTORS--0.6%
AmerisourceBergen Corp. ......................       25,000    1,419,250

HEALTH CARE EQUIPMENT--3.3%
Abaxis, Inc.(b) ..............................       65,000    1,129,050
INAMED Corp.(b) ..............................       30,000    2,591,100
Varian Medical Systems, Inc.(b) ..............       25,000    1,598,500
VISX, Inc.(b) ................................       30,000      727,800
Wilson Greatbatch
   Technologies, Inc.(b) .....................       30,000    1,131,000
                                                            ------------
                                                               7,177,450
                                                            ------------

HEALTH CARE FACILITIES--0.7%
Triad Hospitals, Inc.(b) .....................       50,000    1,536,500

HEALTH CARE SERVICES--4.6%
Accredo Health, Inc.(b) ......................       70,000    2,237,200
AdvancePCS(b) ................................       20,000    1,029,400
Advisory Board Co. (The)(b) ..................       80,000    2,911,200
Caremark Rx, Inc.(b) .........................      100,000    2,505,000
Quest Diagnostics, Inc.(b) ...................       20,000    1,353,000
                                                            ------------
                                                              10,035,800
                                                            ------------

HEALTH CARE SUPPLIES--0.4%
STAAR Surgical Co.(b) ........................      100,000      991,000

HOME ENTERTAINMENT SOFTWARE--0.5%
Roxio, Inc.(b) ...............................      100,000    1,019,000

HOTELS, RESORTS & CRUISE LINES--0.6%
Hilton Hotels Corp. ..........................       80,000    1,267,200

INTERNET RETAIL--0.3%
RedEnvelope, Inc.(b) .........................       50,000      667,000

INTERNET SOFTWARE & SERVICES--7.4%
24/7 Real Media, Inc.(b) .....................      800,000    1,312,000
aQuantive, Inc.(b) ...........................      200,000    2,100,000
Digital River, Inc.(b) .......................       60,000    1,642,800
Digitas, Inc.(b) .............................      100,000      870,000
FindWhat.Com(b) ..............................      100,000    1,671,000
PEC Solutions, Inc.(b) .......................      150,000    2,283,000
Valueclick, Inc.(b) ..........................      250,000    2,015,000
Yahoo!, Inc.(b) ..............................      100,000    4,370,000
                                                            ------------
                                                              16,263,800
                                                            ------------

                                                     SHARES     VALUE
                                                     ------     -----
INVESTMENT BANKING & BROKERAGE--0.9%
Bear Stearns Cos., Inc. (The) ................       25,000 $  1,906,250

IT CONSULTING & OTHER SERVICES--3.8%
Anteon International Corp.(b) ................       75,000    2,560,500
DigitalNet Holdings, Inc.(b) .................      120,000    2,773,200
Lionbridge Technologies, Inc.(b) .............      100,000      903,000
SRA International, Inc. Class A(b) ...........       50,000    2,178,000
                                                            ------------
                                                               8,414,700
                                                            ------------

MANAGED HEALTH CARE--1.7%
Aetna, Inc. ..................................       65,000    3,731,650

MOVIES & ENTERTAINMENT--0.2%
Regal Entertainment Group Class A ............       20,000      410,000

OIL & GAS EQUIPMENT & SERVICES--1.3%
BJ Services Co.(b) ...........................       40,000    1,312,400
Smith International, Inc.(b) .................       40,000    1,489,200
                                                            ------------
                                                               2,801,600
                                                            ------------

OIL & GAS EXPLORATION & PRODUCTION--1.5%
Evergreen Resources, Inc.(b) .................       80,000    2,193,600
Ultra Petroleum Corp.(b) .....................       60,000    1,098,000
                                                            ------------
                                                               3,291,600
                                                            ------------

OTHER DIVERSIFIED FINANCIAL SERVICES--0.5%
CapitalSource, Inc.(b) .......................       50,000    1,087,500

PHARMACEUTICALS--4.0%
Barr Laboratories, Inc.(b) ...................       60,000    4,606,200
Medicis Pharmaceutical Corp. Class A .........       20,000    1,267,000
Sepracor, Inc.(b) ............................       50,000    1,331,500
Watson Pharmaceuticals, Inc.(b) ..............       40,000    1,570,800
                                                            ------------
                                                               8,775,500
                                                            ------------

PROPERTY & CASUALTY INSURANCE--0.4%
Infinity Property & Casualty Corp. ...........       30,000      975,000

RESTAURANTS--4.5%
Applebee's International, Inc. ...............       80,000    3,000,800
CBRL Group, Inc. .............................       50,000    1,937,500
Panera Bread Co. Class A(b) ..................       40,000    1,609,200
Ruby Tuesday, Inc. ...........................       80,000    2,188,000
Starbucks Corp.(b) ...........................       40,000    1,264,000
                                                            ------------
                                                               9,999,500
                                                            ------------

                        See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                                                     SHARES     VALUE
                                                     ------     -----
SEMICONDUCTOR EQUIPMENT--2.2%
Asyst Technologies, Inc.(b) ..................      180,000 $  3,357,000
August Technology Corp.(b) ...................       80,000    1,552,000
                                                            ------------
                                                               4,909,000
                                                            ------------

SEMICONDUCTORS--8.1%
Genesis Microchip, Inc.(b) ...................      100,000    1,658,000
GlobespanVirata, Inc.(b) .....................      200,000    1,232,000
Integrated Circuit Systems, Inc.(b) ..........      125,000    4,196,250
Integrated Silicon Solution, Inc.(b) .........      200,000    2,824,000
Intersil Corp. Class A .......................      230,000    5,931,700
National Semiconductor Corp.(b) ..............       50,000    2,031,500
                                                            ------------
                                                              17,873,450
                                                            ------------

SPECIALIZED FINANCE--0.6%
CIT Group, Inc. ..............................       40,000    1,344,800

SPECIALTY STORES--2.4%
Aaron Rents, Inc. ............................       50,000    1,095,000
CSK Auto Corp.(b) ............................      100,000    1,715,000
Michaels Stores, Inc. ........................       50,000    2,373,500
                                                            ------------
                                                               5,183,500
                                                            ------------

SYSTEMS SOFTWARE--2.9%
Ascential Software Corp.(b) ..................      100,000    2,219,000
Novell, Inc.(b) ..............................      200,000    1,174,000
VERITAS Software Corp.(b) ....................       80,000    2,892,000
                                                            ------------
                                                               6,285,000
                                                            ------------

- ------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $145,700,446)                               192,078,650
- ------------------------------------------------------------------------

                                                     SHARES     VALUE
                                                     ------     -----
FOREIGN COMMON STOCKS--9.1%

INTERNET SOFTWARE & SERVICES--5.7%
Sina Corp. (Cayman Islands)(b) ...............      200,000 $  7,726,000
Sohu.Com, Inc. (China)(b) ....................      140,000    4,830,000
                                                            ------------
                                                              12,556,000
                                                            ------------

PHARMACEUTICALS--1.2%
Teva Pharmaceutical Industries
   Ltd. ADR (Israel) .........................       45,000    2,560,050

SEMICONDUCTORS--2.2%
Marvell Technology Group
   Ltd. (Bermuda)(b) .........................      110,000    4,825,700
- ------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $10,648,058)                                 19,941,750
- ------------------------------------------------------------------------

PREFERRED STOCKS--0.0%

COMMUNICATIONS EQUIPMENT--0.0%
Metro Optix, Inc.
   Series B Pfd.(b)(c)(d)(e) .................      176,768            0
- ------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $1,750,003)                                           0
- ------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--96.6%
(IDENTIFIED COST $158,098,507)                               212,020,400
- ------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--7.3%

MONEY MARKET MUTUAL FUNDS--2.5%
AIM Short Term Investment Trust Liquid
Assets Portfolio-Institutional Shares
(0.99% seven-day effective
yield)(f) ....................................    2,405,432    2,405,432

AIM Short Term Investment
Trust Treasury Assets
Portfolio - Institutional
Shares (0.91% seven-day
effective yield)(f) ..........................      510,466      510,466

Alliance Bernstein Institutional
Reserve Prime
Portfolio (0.89% seven-day
effective yield)(f) ..........................       44,282       44,282

Janus Institutional Money
Market Fund
(1.01% seven-day
effective yield)(f) ..........................    2,470,081    2,470,081
                                                            ------------
                                                               5,430,261
                                                            ------------

                        See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                                        STANDARD
                                        & POOR'S       PAR
                                         RATING       VALUE
                                       (Unaudited)    (000)     VALUE
                                       -----------    -----     -----
COMMERCIAL PAPER--4.8%
ABSC Capital Corp. 1.07%, 11/3/03 .......  A-1       $1,680 $  1,679,900
Govco, Inc. 1.04%, 11/3/03 ..............  A-1+       2,700    2,699,844
UBS Finance Delaware LLC 1.03%, 11/5/03 .  A-1+         505      504,942

Archer Daniels Midland Co. 1.05%,
11/12/03 ................................  A-1        1,300    1,299,549

Du Pont (E.I.) de Nemours & Co. 1.02%,
11/20/03 ................................  A-1+       2,500    2,498,654

Special Purpose Accounts Receivable
Cooperative Corp. 1.07%, 11/20/03 .......  A-1        2,000    1,998,871
                                                            ------------
                                                              10,681,760
                                                            ------------

- ------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $16,112,055)                                 16,112,021
- ------------------------------------------------------------------------

TOTAL INVESTMENTS--103.9%
(IDENTIFIED COST $174,210,562)                               228,132,421(a)
Other assets and liabilities, net--(3.9)%                     (8,524,994)
                                                            ------------
NET ASSETS--100.0%                                          $219,607,427
                                                            ============

a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $58,045,701 and gross depreciation of $5,363,073 for federal income tax purposes. At October 31, 2003, the aggregate cost of securities for federal income tax purposes was $175,449,793.

(b) Non-income producing.

(c) Private placement.

(d) Illiquid. At October 31, 2003, these securities amounted to a value of $0 or 0% of net assets. For acquisition information, see Notes to Financial Statements.

(e) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At October 31, 2003, these securities amounted to a value of $0 or 0% of net assets.

(f) Represents security purchased with cash collateral received for securities on loan.

                        See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2003

ASSETS
Investment securities at value,
   including $5,178,263 of securities on loan
   (Identified cost $174,210,562)           $ 228,132,421
Cash                                                1,148
Receivables
   Investment securities sold                   7,640,387
   Fund shares sold                                43,458
   Dividends                                       26,000
Prepaid expenses                                    3,968
                                            -------------
     Total assets                             235,847,382
                                            -------------
LIABILITIES
Payables
   Investment securities purchased             10,233,747
   Fund shares repurchased                        175,872
   Collateral on securities loaned              5,430,261
   Investment advisory fee                        151,869
   Transfer agent fee                             111,330
   Distribution and service fees                   59,428
   Financial agent fee                             14,440
   Trustees' fee                                      783
   Payable to adviser                                  51
Accrued expenses                                   62,174
                                            -------------
     Total liabilities                         16,239,955
                                            -------------
NET ASSETS                                  $ 219,607,427
                                            =============
NET ASSETS CONSIST OF:
Capital paid in on shares of
   beneficial interest                      $ 303,249,099
Accumulated net realized loss                (137,563,531)
Net unrealized appreciation                    53,921,859
                                            -------------
NET ASSETS                                  $ 219,607,427
                                            =============
CLASS A
Shares of beneficial interest
   outstanding, no par value,
   unlimited authorization
   (Net Assets $198,601,980)                   14,218,472
Net asset value per share                          $13.97
Offering price per share $13.97/(1-5.75%)          $14.82

CLASS B
Shares of beneficial interest
   outstanding, no par value,
   unlimited authorization
   (Net Assets $20,497,391)                     1,603,498
Net asset value and offering
   price per share                                 $12.78

CLASS C
Shares of beneficial interest
   outstanding, no par value,
   unlimited authorization
   (Net Assets $508,056)                           39,788
Net asset value and offering
   price per share                                 $12.77

                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2003

INVESTMENT INCOME
Dividends                                     $   446,852
Interest                                          120,660
Security lending                                   32,659
Foreign taxes withheld                             (2,750)
                                              -----------
     Total investment income                      597,421
                                              -----------
EXPENSES
Investment advisory fee                         1,547,096
Service fees, Class A                             420,825
Distribution and service fees, Class B            183,983
Distribution and service fees, Class C              4,088
Financial agent fee                               160,297
Transfer agent                                    547,748
Printing                                           41,913
Registration                                       34,059
Custodian                                          32,525
Professional                                       31,915
Trustees                                           30,769
Miscellaneous                                      18,649
                                              -----------
     Total expenses                             3,053,867
     Custodian fees paid indirectly                  (993)
                                              -----------
     Net expenses                               3,052,874
                                              -----------
NET INVESTMENT LOSS                            (2,455,453)
                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized gain on securities                18,814,366
Net change in unrealized appreciation
   (depreciation) on
   investments                                 48,090,471
                                              -----------
NET GAIN ON INVESTMENTS                        66,904,837
                                              -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                  $64,449,384
                                              ===========

                        See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended         Year Ended
                                                                                      10/31/03           10/31/02
                                                                                    -------------      -------------
FROM OPERATIONS
   Net investment income (loss)                                                     $  (2,455,453)     $  (3,243,285)
   Net realized gain (loss)                                                            18,814,366        (28,557,417)
   Net change in unrealized appreciation (depreciation)                                48,090,471        (18,233,072)
                                                                                    -------------      -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     64,449,384        (50,033,774)
                                                                                    -------------      -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,664,444 and 1,783,444 shares, respectively)        19,514,372         22,219,151
   Cost of shares repurchased (3,520,038 and 5,471,981 shares, respectively)          (38,875,157)       (68,309,645)
                                                                                    -------------      -------------
Total                                                                                 (19,360,785)       (46,090,494)
                                                                                    -------------      -------------
CLASS B
   Proceeds from sales of shares (189,663 and 272,478 shares, respectively)             1,969,455          3,117,855
   Cost of shares repurchased (602,376 and 648,398 shares, respectively)               (6,058,042)        (7,146,620)
                                                                                    -------------      -------------
Total                                                                                  (4,088,587)        (4,028,765)
                                                                                    -------------      -------------
CLASS C
   Proceeds from sales of shares (17,903 and 15,735 shares, respectively)                 198,769            190,873
   Cost of shares repurchased (13,391 and 3,884 shares, respectively)                    (151,503)           (43,187)
                                                                                    -------------      -------------
Total                                                                                      47,266            147,686
                                                                                    -------------      -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                          (23,402,106)       (49,971,573)
                                                                                    -------------      -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                               41,047,278       (100,005,347)

NET ASSETS
   Beginning of period                                                                178,560,149        278,565,496
                                                                                    -------------      -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
     INCOME OF $0 AND $0, RESPECTIVELY]                                             $ 219,607,427      $ 178,560,149
                                                                                    =============      =============

                        See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS A
                                                          --------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                          --------------------------------------------------------------
                                                             2003        2002(5)        2001         2000         1999
Net asset value, beginning of period                        $ 9.94       $12.66       $31.99        $24.54       $13.72
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                           (0.14)       (0.15)       (0.12)        (0.14)       (0.08)
   Net realized and unrealized gain (loss)                    4.17        (2.57)      (17.12)        10.50        10.90
                                                            ------       ------       ------        ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                         4.03        (2.72)      (17.24)        10.36        10.82
                                                            ------       ------       ------        ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         --           --           --            --           --
   Distributions from net realized gains                        --           --        (2.09)        (2.91)          --
                                                            ------       ------       ------        ------       ------
     TOTAL DISTRIBUTIONS                                        --           --        (2.09)        (2.91)          --
                                                            ------       ------       ------        ------       ------
Change in net asset value                                     4.03        (2.72)      (19.33)         7.45        10.82
                                                            ------       ------       ------        ------       ------
NET ASSET VALUE, END OF PERIOD                              $13.97       $ 9.94       $12.66        $31.99       $24.54
                                                            ======       ======       ======        ======       ======
Total return(1)                                              40.54 %     (21.49)%     (56.48)%       42.90 %      78.94 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $198,602     $159,767     $250,174      $622,964     $378,427
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.56 %(4)    1.51 %(4)    1.36 %(4)     1.13 %(4)    1.19 %(3)
   Net investment income (loss)                              (1.24)%      (1.22)%      (0.64)%       (0.43)%      (0.41)%
Portfolio turnover                                             175 %        172 %        183 %         158 %        167 %

                                                                                    CLASS B
                                                          --------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                          --------------------------------------------------------------
                                                             2003        2002(5)        2001         2000         1999
Net asset value, beginning of period                        $ 9.16       $11.75       $30.13        $23.40       $13.18
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                           (0.20)       (0.23)       (0.24)        (0.38)       (0.22)
   Net realized and unrealized gain (loss)                    3.82        (2.36)      (16.05)        10.02        10.44
                                                            ------       ------       ------        ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                         3.62        (2.59)      (16.29)         9.64        10.22
                                                            ------       ------       ------        ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         --           --           --            --           --
   Distributions from net realized gains                        --           --        (2.09)        (2.91)          --
                                                            ------       ------       ------        ------       ------
     TOTAL DISTRIBUTIONS                                        --           --        (2.09)        (2.91)          --
                                                            ------       ------       ------        ------       ------
Change in net asset value                                     3.62        (2.59)      (18.38)         6.73        10.22
                                                            ------       ------       ------        ------       ------
NET ASSET VALUE, END OF PERIOD                              $12.78       $ 9.16       $11.75        $30.13       $23.40
                                                            ======       ======       ======        ======       ======
Total return(1)                                              39.52 %     (22.04)%     (56.84)%       41.89 %      77.54 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $20,497      $18,470      $28,116       $64,351      $27,334
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         2.31 %(4)    2.26 %(4)    2.11 %(4)     1.88 %(4)    1.94 %(3)
   Net investment income (loss)                              (1.99)%      (1.98)%      (1.40)%       (1.20)%      (1.16)%
Portfolio turnover                                             175 %        172 %        183 %         158 %        167 %

(1) Maximum sales load is not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.18% and 1.93% for Class A and Class B, respectively.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income to average net asset from (1.97)% to (1.98)% for Class B. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class A, B, or Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                          CLASS C
                                           -------------------------------------
                                                                         FROM
                                            YEAR ENDED OCTOBER 31,     INCEPTION
                                           -----------------------     1/2/01 TO
                                              2003        2002(4)       10/31/01
Net asset value, beginning of period         $ 9.16       $11.75         $19.48
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)            (0.21)       (0.22)         (0.20)
   Net realized and unrealized gain (loss)     3.82        (2.37)         (7.53)
                                             ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS          3.61        (2.59)         (7.73)
                                             ------       ------         ------
Change in net asset value                      3.61        (2.59)         (7.73)
                                             ------       ------         ------
NET ASSET VALUE, END OF PERIOD               $12.77       $ 9.16         $11.75
                                             ======       ======         ======
Total return(1)                               39.41 %     (22.04)%       (39.62)%(6)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $508         $323           $275
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          2.30 %(3)    2.27 %(3)      2.16 %(3)(5)
   Net investment income (loss)               (1.99)%      (1.98)%        (1.41)%(5)
Portfolio turnover                              175 %        172 %          183 %(6)

(1) Maximum sales load is not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(4) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income to average net asset from (1.97)% to (1.98)% for Class B. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class A, B, or Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(5) Annualized.

(6) Not annualized.

                        See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                         INVESTMENTS AT OCTOBER 31, 2003

                                                     SHARES     VALUE
                                                     ------     -----
COMMON STOCKS--93.4%

AIR FREIGHT & COURIERS--2.5%
United Parcel Service, Inc. Class B ............    315,000 $ 22,843,800

ASSET MANAGEMENT & CUSTODY BANKS--3.2%
State Street Corp. .............................    555,000   29,059,800

BIOTECHNOLOGY--4.6%
Amgen, Inc.(b) .................................    510,000   31,497,600
Genentech, Inc.(b) .............................    130,000   10,656,100
                                                            ------------
                                                              42,153,700
                                                            ------------

BROADCASTING & CABLE TV--2.0%
EchoStar Communications Corp. Class A(b) .......    230,000    8,813,600
Univision Communications, Inc. Class A(b) ......    290,000    9,845,500
                                                            ------------
                                                              18,659,100
                                                            ------------

COMMUNICATIONS EQUIPMENT--5.5%
Cisco Systems, Inc.(b) .........................  1,870,000   39,232,600
Motorola, Inc. .................................    820,000   11,094,600
                                                            ------------
                                                              50,327,200
                                                            ------------

COMPUTER & ELECTRONICS RETAIL--1.2%
Best Buy Co., Inc. .............................    185,000   10,787,350

COMPUTER HARDWARE--5.1%
Dell, Inc.(b) ..................................    525,000   18,963,000
Hewlett-Packard Co. ............................  1,235,000   27,552,850
                                                            ------------
                                                              46,515,850
                                                            ------------

CONSUMER FINANCE--8.4%
American Express Co. ...........................    600,000   28,158,000
MBNA Corp. .....................................    832,500   20,604,375
SLM Corp. ......................................    720,000   28,195,200
                                                            ------------
                                                              76,957,575
                                                            ------------

                                                     SHARES     VALUE
                                                     ------     -----
DEPARTMENT STORES--1.6%
Kohl's Corp.(b) ................................    260,000 $ 14,578,200

DIVERSIFIED BANKS--4.7%
Comerica, Inc. .................................    330,000   16,988,400
Wells Fargo & Co. ..............................    465,000   26,188,800
                                                            ------------
                                                              43,177,200
                                                            ------------

DIVERSIFIED COMMERCIAL SERVICES--1.0%
Apollo Group, Inc. Class A(b) ..................    150,000    9,529,500

FOOD DISTRIBUTORS--3.3%
Sysco Corp. ....................................    895,000   30,125,700

HEALTH CARE EQUIPMENT--4.0%
Medtronic, Inc. ................................    800,000   36,456,000

HOME IMPROVEMENT RETAIL--2.2%
Lowe's Cos., Inc. ..............................    345,000   20,330,850

HOTELS, RESORTS & CRUISE LINES--2.1%
Carnival Corp. .................................    560,000   19,549,600

HOUSEHOLD PRODUCTS--2.3%
Colgate-Palmolive Co. ..........................    400,000   21,276,000

HYPERMARKETS & SUPER CENTERS--2.8%
Wal-Mart Stores, Inc. ..........................    445,000   26,232,750

MOTORCYCLE MANUFACTURERS--0.9%
Harley-Davidson, Inc. ..........................    175,000    8,296,750

MOVIES & ENTERTAINMENT--4.9%
Fox Entertainment Group, Inc. Class A(b) .......    785,000   21,744,500
Viacom, Inc. Class B ...........................    585,000   23,323,950
                                                            ------------
                                                              45,068,450
                                                            ------------

                        See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                                                     SHARES     VALUE
                                                     ------     -----
PHARMACEUTICALS--9.2%
Forest Laboratories, Inc.(b) ...................    390,000 $ 19,503,900
Johnson & Johnson ..............................    320,000   16,105,600
Pfizer, Inc. ...................................  1,020,000   32,232,000
Wyeth ..........................................    390,000   17,214,600
                                                            ------------
                                                              85,056,100
                                                            ------------

PUBLISHING & PRINTING--1.0%
Tribune Co. ....................................    190,000    9,319,500

RESTAURANTS--1.2%
Starbucks Corp.(b) .............................    355,000   11,218,000

SEMICONDUCTOR EQUIPMENT--1.6%
Applied Materials, Inc.(b) .....................    630,000   14,723,100

SEMICONDUCTORS--4.5%
Intel Corp. ....................................    785,000   25,944,250
Texas Instruments, Inc. ........................    525,000   15,183,000
                                                            ------------
                                                              41,127,250
                                                            ------------

SOFT DRINKS--3.2%
PepsiCo, Inc. ..................................    625,000   29,887,500

SPECIALTY STORES--2.5%
Staples, Inc.(b) ...............................    855,000   22,931,100

SYSTEMS SOFTWARE--5.9%
Microsoft Corp. ................................  1,285,000   33,602,750
Oracle Corp.(b) ................................  1,755,000   20,989,800
                                                            ------------
                                                              54,592,550
                                                            ------------

THRIFTS & MORTGAGE FINANCE--2.0%
Fannie Mae .....................................    260,000   18,639,400
- ------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $715,934,607)                               859,419,875
- ------------------------------------------------------------------------

FOREIGN COMMON STOCKS--1.0%

PHARMACEUTICALS--1.0%
Teva Pharmaceutical Industries
   Ltd. ADR (Israel) ...........................    170,000    9,671,300
- ------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,676,510)                                   9,671,300
- ------------------------------------------------------------------------

                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
AGENCY NON MORTGAGE-BACKED
SECURITIES--0.3%
Fannie Mae 6.50%, 8/15/04 ................ AAA     $  2,500 $  2,601,432
- ------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $2,602,268)                                   2,601,432
- ------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--94.7%
(IDENTIFIED COST $726,213,385)                               871,692,607
- ------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--5.5%

FEDERAL AGENCY SECURITIES--0.3%
Freddie Mac 1.06%, 11/17/03 ..............            1,365    1,364,381
Fannie Mae 1.05%, 11/18/03 ...............            1,060    1,059,489
Freddie Mac 1.08%, 11/20/03 ..............              400      399,792
                                                            ------------
                                                               2,823,662
                                                            ------------

MONEY MARKET MUTUAL FUNDS--0.1%
AIM Short Term Investment Trust Prime
Assets Portfolio-Institutional Shares
(0.96% seven-day effective yield)(d) .....          323,233      323,233

AIM Short Term Investment Trust Liquid
Assets Portfolio-Institutional Shares (0.99%
seven-day effective yield)(d) ............          573,938      573,938

Janus Institutional Money Market Fund
(1.01% seven-day effective yield)(d) .....           93,482       93,482
                                                            ------------
                                                                 990,653
                                                            ------------

COMMERCIAL PAPER--4.7%
Private Export Funding Corp. 1.05%,
11/4/03 .................................. A-1+         500      499,956

Gannett Co, Inc. 1.02%, 11/5/03 .......... A-1        2,035    2,034,769

Archer Daniels Midland Co. 1.06%,
11/12/03 ................................. A-1          680      679,780

ABSC Capital Corp. 1.08%, 11/13/03 ....... A-1          790      789,716
Deluxe Corp. 1.03%, 11/14/03 ............. A-1        2,470    2,469,081
ABSC Capital Corp. 1.08%, 11/19/03 ....... A-1        1,810    1,809,023

General Electric Capital Corp. 1.06%,
11/19/03 ................................. A-1+       5,000    4,997,465

Du Pont (E.I.) de Nemours & Co. 1.02%,
11/20/03 ................................. A-1+       2,580    2,578,611

Wells Fargo & Co. 1.03%, 11/20/03 ........ A-1+       2,500    2,498,641
Household Finance Corp. 1.07%, 11/25/03 .. A-1        5,000    4,996,063
Oil Insurance Ltd. 1.10%, 12/9/03 ........ A-1        5,000    4,994,353
Deluxe Corp. 1.04%, 12/11/03 ............. A-1        2,150    2,147,516

                        See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
COMMERCIAL PAPER--(CONTINUED)
Govco, Inc. 1.05%, 12/11/03 .............. A-1+    $  1,755 $  1,752,953
Oil Insurance Ltd. 1.07%, 12/16/03 ....... A-1        1,990    1,987,338
Household Finance Corp. 1.07%, 12/17/03 .. A-1        5,000    4,992,656
CIT Group, Inc. 1.12%, 1/9/04 ............ A-1        2,000    1,995,980
Citigroup, Inc. 1.13%, 1/14/04 ........... A-1+       2,000    1,995,652
                                                            ------------
                                                              43,219,553
                                                            ------------

MEDIUM TERM NOTES--0.4%
Associates Corp. of  North America
5.75%, 11/1/03 ...........................  AA+(c)    1,285    1,285,000

Wells Fargo Financial, Inc. 6%, 2/1/04 ...  AA-         300      303,328

Salomon Smith Barney Holdings 7%,
3/15/04 ..................................  AA-       1,300    1,327,807

General Electric Capital Corp. 8.09%,
4/1/04 ................................... AAA        1,000    1,027,516
                                                            ------------
                                                               3,943,651
                                                            ------------
- ------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $50,977,643)                                 50,977,519
- ------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $777,191,028)                               922,670,126(a)
Other assets and liabilities, net--(0.2)%                     (2,067,693)
                                                            ------------
NET ASSETS--100.0%                                          $920,602,433
                                                            ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $153,927,724 and gross depreciation of $8,455,109 for federal income tax purposes. At October 31, 2003, the aggregate cost of securities for federal income tax purposes was $777,197,511.

(b) Non-income producing.

(c) As rated by Moody's or Fitch.

(d) Represents security purchased with cash collateral received for securities on loan.

                        See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2003

ASSETS
Investment securities at value
   including $967,847 of securities on loan
   (Identified cost $777,191,028)          $  922,670,126
Receivables
   Dividends and interest                         613,201
   Fund shares sold                               466,557
   Receivable from adviser                            264
Prepaid expenses                                   16,501
                                           --------------
     Total assets                             923,766,649
                                           --------------
LIABILITIES
Cash overdraft                                        124
Payables
   Collateral on securities loaned                990,653
   Fund shares repurchased                        724,802
   Investment advisory fee                        541,347
   Transfer agent fee                             525,921
   Distribution and service fees                  208,322
   Financial agent fee                             49,567
   Trustees' fee                                      783
Accrued expenses                                  122,697
                                           --------------
     Total liabilities                          3,164,216
                                           --------------
NET ASSETS                                 $  920,602,433
                                           ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of
   beneficial interest                     $1,284,346,756
Accumulated net realized loss                (509,223,421)
Net unrealized appreciation                   145,479,098
                                           --------------
NET ASSETS                                 $  920,602,433
                                           ==============
CLASS A
Shares of beneficial interest
   outstanding, no par value,
   unlimited authorization
   (Net Assets $896,872,403)                   64,541,847
Net asset value per share                          $13.90
Offering price per share $13.90/(1-5.75%)          $14.75

CLASS B
Shares of beneficial interest
   outstanding, no par value,
   unlimited authorization
   (Net Assets $23,730,030)                     1,830,517
Net asset value and offering price per share       $12.96


                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2003

INVESTMENT INCOME
Dividends                                    $  6,745,169
Interest                                          458,305
Security lending                                    8,398
Foreign taxes withheld                             (4,692)
                                             ------------
     Total investment income                    7,207,180
                                             ------------
EXPENSES
Investment advisory fee                         5,780,468
Service fees, Class A                           2,004,065
Distribution and service fees, Class B            241,553
Financial agent fee                               527,651
Transfer agent                                  2,491,227
Printing                                          166,418
Custodian                                          55,715
Registration                                       36,467
Professional                                       31,243
Trustees                                           30,769
Miscellaneous                                      50,170
                                             ------------
     Total expenses                            11,415,746
     Custodian fees paid indirectly                  (457)
                                             ------------
     Net expenses                              11,415,289
                                             ------------
NET INVESTMENT LOSS                            (4,208,109)
                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized loss on securities               (15,280,287)
Net change in unrealized
   appreciation (depreciation) on
   investments                                147,133,349
                                             ------------
NET GAIN ON INVESTMENTS                       131,853,062
                                             ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                           $127,644,953
                                             ============

                        See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended     Year Ended
                                                                                        10/31/03       10/31/02
                                                                                     -------------  --------------
FROM OPERATIONS
   Net investment income (loss)                                                      $  (4,208,109)  $  (5,869,463)
   Net realized gain (loss)                                                            (15,280,287)    (97,602,044)
   Net change in unrealized appreciation (depreciation)                                147,133,349     (37,420,032)
                                                                                     -------------  --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     127,644,953    (140,891,539)
                                                                                     -------------  --------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (7,371,191 and 3,273,141 shares, respectively)         97,400,413      41,606,341
   Cost of shares repurchased (13,131,989 and 20,078,145 shares, respectively)        (160,483,470)   (268,958,568)
                                                                                     -------------  --------------
Total                                                                                  (63,083,057)   (227,352,227)
                                                                                     -------------  --------------
CLASS B
   Proceeds from sales of shares (215,594 and 242,552 shares, respectively)              2,497,818       3,140,002
   Cost of shares repurchased (787,208 and 1,050,080 shares, respectively)              (9,014,270)    (13,172,388)
                                                                                     -------------  --------------
Total                                                                                   (6,516,452)    (10,032,386)
                                                                                     -------------  --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           (69,599,509)   (237,384,613)
                                                                                     -------------  --------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                58,045,444    (378,276,152)

NET ASSETS
   Beginning of period                                                                 862,556,989   1,240,833,141
                                                                                     -------------  --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
       INCOME OF $0 AND $0, RESPECTIVELY]                                            $ 920,602,433  $  862,556,989
                                                                                     =============  ==============

                        See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS A
                                                          --------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                          --------------------------------------------------------------
                                                             2003        2002(5)        2001         2000         1999
Net asset value, beginning of period                        $11.89       $13.76       $29.14        $29.61       $24.95
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                           (0.06)       (0.07)       (0.08)        (0.12)       (0.06)
   Net realized and unrealized gain (loss)                    2.07        (1.80)      (13.76)         3.35         7.06
                                                            ------       ------       ------        ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                         2.01        (1.87)      (13.84)         3.23         7.00
                                                            ------       ------       ------        ------       ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                        --           --        (1.54)        (3.70)       (2.39)
                                                            ------       ------       ------        ------       ------
     TOTAL DISTRIBUTIONS                                        --           --        (1.54)        (3.70)       (2.39)
                                                            ------       ------       ------        ------       ------
Capital contribution from Adviser                               --           --           --            --         0.05
                                                            ------       ------       ------        ------       ------
Change in net asset value                                     2.01        (1.87)      (15.38)        (0.47)        4.66
                                                            ------       ------       ------        ------       ------
NET ASSET VALUE, END OF PERIOD                              $13.90       $11.89       $13.76        $29.14       $29.61
                                                            ======       ======       ======        ======       ======
Total return(1)                                              16.90 %     (13.59)%     (49.46)%       10.43 %      29.76 %(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $896,872     $835,713   $1,198,984    $2,796,095   $2,819,742
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.36 %(4)    1.29 %(4)    1.17 %(4)     1.06 %(4)    1.07 %(4)
   Net investment income (loss)                              (0.49)%      (0.51)%      (0.42)%       (0.39)%      (0.23)%
Portfolio turnover                                              39 %        109 %         63 %          75 %        100 %
                                                                                    CLASS B
                                                          --------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                          --------------------------------------------------------------
                                                             2003        2002(5)        2001         2000         1999
Net asset value, beginning of period                        $11.17       $13.04       $27.90        $28.68       $24.40
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                           (0.14)       (0.16)       (0.22)        (0.34)       (0.26)
   Net realized and unrealized gain (loss)                    1.93        (1.71)      (13.10)         3.26         6.88
                                                            ------       ------       ------        ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                         1.79        (1.87)      (13.32)         2.92         6.62
                                                            ------       ------       ------        ------       ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                        --           --        (1.54)        (3.70)       (2.39)
                                                            ------       ------       ------        ------       ------
     TOTAL DISTRIBUTIONS                                        --           --        (1.54)        (3.70)       (2.39)
                                                            ------       ------       ------        ------       ------
Capital contribution from Adviser                               --           --           --            --         0.05
                                                            ------       ------       ------        ------       ------
Change in net asset value                                     1.79        (1.87)      (14.86)        (0.78)        4.28
                                                            ------       ------       ------        ------       ------
NET ASSET VALUE, END OF PERIOD                              $12.96       $11.17       $13.04        $27.90       $28.68
                                                            ======       ======       ======        ======       ======
Total return(1)                                              16.03 %     (14.34)%     (49.82)%        9.61 %      28.80 %(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $23,730      $26,844      $41,849      $100,558      $97,963
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         2.11 %(4)    2.05 %(4)    1.92 %(4)     1.81 %(4)    1.82 %(4)
   Net investment income (loss)                              (1.24)%      (1.26)%      (1.16)%       (1.14)%      (0.99)%
Portfolio turnover                                              39 %        109 %         63 %          75 %        100 %

(1) Maximum sales load is not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Total return includes the effect of the capital contribution from the Adviser. Without this contribution, total return would have been 29.54% and 28.58% for Class A and Class B, respectively.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income (loss) to average net assets from (0.50)% to (0.51)% for Class A and from (1.25)% to (1.26)% for Class B, respectively. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                         INVESTMENTS AT OCTOBER 31, 2003

                                        MOODY'S      PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
ASSET-BACKED SECURITIES--0.7%
Pennant CBO Ltd. 1A, D 13.43%,
3/14/11(g)(i)(k)                             B       $3,201 $  1,536,696
- ------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $3,133,143)                                   1,536,696
- ------------------------------------------------------------------------------

CORPORATE BONDS--69.2%

AIRLINES--0.2%
Delta Air Lines, Inc. 144A
10%, 8/15/08(b) ..........................   B(c)       500      433,750

ALTERNATIVE CARRIERS--0.5%
Level 3 Financing, Inc. 144A 10.75%,
10/15/11(b) .............................. Caa        1,000    1,045,000

AUTO PARTS & EQUIPMENT--0.8%
CB Cambridge Industries Liquidating Trust
Interests 0%, 12/24/05(e)(f)(g)(i)(k) ....  NR        5,164      193,123

Dana Corp. 6.50%, 3/1/09 .................  Ba          500      497,500
Tenneco Automotive, Inc.
10.25%, 7/15/13 ..........................   B        1,000    1,110,000
                                                            ------------
                                                               1,800,623
                                                            ------------

BIOTECHNOLOGY--0.5%
Dade Behring Holdings, Inc. 11.91%,
10/3/10 ..................................   B        1,000    1,145,000

BROADCASTING & CABLE TV--4.9%
Avalon Cable LLC 0%, 12/1/08(d)(h) ....... Caa        2,000    2,075,000

Charter Communications Holdings LLC
8.25%, 4/1/07 ............................  Ca        2,000    1,810,000

CSC Holdings, Inc. Series B 7.625%,
4/1/11 ...................................   B          750      768,750

Echostar DBS Corp. 144A 4.41%,
10/1/08(b)(d) ............................  Ba        1,000    1,032,500

                                        MOODY'S      PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
BROADCASTING & CABLE TV--(CONTINUED)
Echostar DBS Corp. 144A 6.375%,
10/1/11(b) ...............................  Ba       $1,000 $  1,000,000

Emmis Communications Corp. 0%,
3/15/11(d) ...............................   B        2,604    2,402,190

Paxson Communications Corp. 0%,
1/15/09(d) ............................... Caa        2,000    1,690,000
                                                            ------------
                                                              10,778,440
                                                            ------------

CASINOS & GAMING--3.5%
Chumash Casino & Resort Enterprise
144A 9.25%, 7/15/10(b) ...................  Ba          450      495,000

Mandalay Resort Group 144A 6.50%,
7/31/09(b) ...............................  Ba          500      518,125

MGM Mirage, Inc. 8.50%, 9/15/10(h) .......  Ba        1,415    1,611,331

Mikohn Gaming Corp. Series B 11.875%,
8/15/08 ..................................   B        1,000    1,065,000

Park Place Entertainment Corp. 8.125%,
5/15/11 ..................................  Ba        1,250    1,371,875

Waterford Gaming LLC 144A 8.625%,
9/15/12(b) ...............................   B        2,469    2,595,536
                                                            ------------
                                                               7,656,867
                                                            ------------

CATALOG RETAIL--0.5%
Jafra Cosmetics International, Inc. 10.75%,
5/15/11 ..................................   B        1,000    1,105,000

COMMERCIAL PRINTING--0.9%
World Color Press, Inc. 8.375%,
11/15/08(h) .............................. Baa        1,950    2,037,750

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund
                                        MOODY'S      PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
COMMODITY CHEMICALS--0.6%
Lyondell Chemical Co. 9.50%, 12/15/08 ....  Ba       $1,250 $  1,256,250

COMMUNICATIONS EQUIPMENT--1.1%
DIRECTV Holdings LLC 8.375%, 3/15/13 .....   B        1,700    1,921,000
Lucent Technologies, Inc.
6.45%, 3/15/29 ........................... Caa          500      388,750
                                                            ------------
                                                               2,309,750
                                                            ------------

CONSTRUCTION & ENGINEERING--0.6%
Integrated Electric Services, Inc. Series B
9.375%, 2/1/09 ...........................   B        1,000    1,055,000

Integrated Electric Services, Inc. Series C
9.375%, 2/1/09 ...........................   B          200      211,000
                                                            ------------
                                                               1,266,000
                                                            ------------

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.9%
AGCO Corp. 8.50%, 3/15/06(h) .............   B        2,000    2,010,000
Terex Corp. 9.25%, 7/15/11 ...............   B        2,000    2,190,000
                                                            ------------
                                                               4,200,000
                                                            ------------

DATA PROCESSING & OUTSOURCED SERVICES--1.5%
Iron Mountain, Inc. 7.75%, 1/15/15(h) ....   B        2,950    3,163,875

DEPARTMENT STORES--1.1%
Penney (J.C.) Co., Inc. 9%, 8/1/12 .......  Ba        2,000    2,330,000

DISTILLERS & VINTNERS--0.5%
Constellation Brands, Inc. Series B
8.125%, 1/15/12 ..........................  Ba        1,000    1,095,000

DIVERSIFIED CHEMICALS--0.8%
ISP Holdings, Inc. Series B 10.625%,
12/15/09 .................................   B        1,500    1,650,000

DIVERSIFIED COMMERCIAL SERVICES--1.5%
Coinmach Corp. 9%, 2/1/10 ................   B          975    1,067,625
Mobile Mini, Inc. 144A 9.50%, 7/1/13(b) ..   B          500      550,000

United Rentals North America, Inc.
Series B 10.75%, 4/15/08 .................   B        1,500    1,691,250
                                                            ------------
                                                               3,308,875
                                                            ------------

ELECTRIC UTILITIES--0.9%
CMS Energy Corp. 7.50%, 1/15/09 ..........   B          750      766,875
PG&E Corp. 144A 6.875%, 7/15/08(b) .......  NR          750      798,750
TECO Energy, Inc. 7.20%, 5/1/11 ..........  Ba          500      506,250
                                                            ------------
                                                               2,071,875
                                                            ------------

ELECTRICAL COMPONENTS & EQUIPMENT--0.1%
Key Components LLC 10.50%, 6/1/08 ........   B          275      280,500

                                        MOODY'S      PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
EMPLOYMENT SERVICES--1.4%
MSX International, Inc. 144A 11%,
10/15/07(b) ..............................   B       $3,000 $  3,000,000

ENVIRONMENTAL SERVICES--1.4%
Allied Waste Industries, Inc. 7.40%,
9/15/35 ..................................  Ba        2,000    1,870,000

Allied Waste North America Series B
9.25%, 9/1/12 ............................  Ba        1,000    1,115,000
                                                            ------------
                                                               2,985,000
                                                            ------------

FERTILIZERS & AGRICULTURAL CHEMICALS--0.7%
IMC Global, Inc. 144A
10.875%, 8/1/13(b) .......................   B        1,000    1,037,500
Scotts Co. (The) 144A
6.625%, 11/15/13(b) ......................  Ba          500      508,750
                                                            ------------
                                                               1,546,250
                                                            ------------

FOOD DISTRIBUTORS--1.1%
Nash Finch Co. Series B
8.50%, 5/1/08(h) .........................   B        2,475    2,351,250

FOOD RETAIL--0.3%
Delhaize America, Inc. 8.125%, 4/15/11 ...  Ba          500      554,375

HEALTH CARE DISTRIBUTORS--0.5%
Omnicare, Inc. 6.125%, 6/1/13 ............  Ba        1,000      995,000

HEALTH CARE FACILITIES--5.4%
Alderwoods Group, Inc.
12.25%, 1/2/09(h) ........................  NR        2,000    2,240,000
HCA, Inc. 6.75%, 7/15/13 .................  Ba        1,500    1,538,981
IASIS Healthcare Corp.
8.50%, 10/15/09(h) .......................   B        2,000    2,100,000
Province Healthcare Co. 7.50%, 6/1/13 ....   B        2,000    2,010,000
Select Medical Corp. 144A
7.50%, 8/1/13(b) .........................   B        1,000    1,030,000
Tenet Healthcare Corp.
7.375%, 2/1/13(h) ........................  Ba        2,950    2,876,250
                                                            ------------
                                                              11,795,231
                                                            ------------

HEALTH CARE SERVICES--1.0%
Team Health, Inc. Series B 12%, 3/15/09 ..   B        2,000    2,140,000

HOME FURNISHINGS--0.7%
Interface, Inc. Series B 9.50%, 11/15/05 .   B        1,500    1,455,000

HOMEBUILDING--2.8%
K. Hovnanian Enterprises, Inc. 7.75%,
5/15/13 ..................................  Ba        2,000    2,110,000

Schuler Homes, Inc. 9.375%, 7/15/09 ......  Ba        1,700    1,914,625
WCI Communities, Inc. 10.625%, 2/15/11 ...  Ba        1,950    2,164,500
                                                            ------------
                                                               6,189,125
                                                            ------------

HOTELS, RESORTS & CRUISE LINES--0.3%
Starwood Hotels &  Resorts Worldwide,
Inc. 7.875%, 5/1/12 ......................  Ba          500      555,000

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                        MOODY'S      PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
INDUSTRIAL MACHINERY--1.5%
Wolverine Tube, Inc. 10.50%, 4/1/09 ......   B       $2,470 $  2,383,550

Wolverine Tube, Inc. 144A 7.375%,
8/1/08(b) ................................   B        1,000      865,000
                                                            ------------
                                                               3,248,550
                                                            ------------

INTEGRATED TELECOMMUNICATION SERVICES--0.8%
Cincinnati Bell, Inc. 144A 8.375%,
1/15/14(b) ...............................   B          500      518,125

Quest Services Corp. 144A 13%,
12/15/07(b) .............................. CCC+(c)    1,000    1,152,500
                                                            ------------
                                                               1,670,625
                                                            ------------

METAL & GLASS CONTAINERS--3.0%
BWAY Finance Corp./BWAY Corp. 144A
10%, 10/15/10(b)(d)(h) ...................   B        2,225    2,369,625

Owens-Brockway Glass Container Corp.
7.75%, 5/15/11 ...........................   B        1,500    1,590,000

Radnor Holdings, Inc. 144A 11%,
3/15/10(b) ...............................   B        3,000    2,580,000
                                                            ------------
                                                               6,539,625
                                                            ------------

MULTI-UTILITIES & UNREGULATED POWER--4.2%
AES Corp. 9.50%, 6/1/09 ..................   B          193      206,510
AES Corp. 144A 8.75%, 5/15/13(b)(h) ......   B        1,750    1,876,875
Calpine Corp. 7.875%, 4/1/08 ............. Caa        1,750    1,242,500
Calpine Corp. 144A 8.75%, 7/15/13(b) .....   B        1,500    1,380,000
Williams Cos., Inc. (The)
8.625%, 6/1/10 ...........................   B        4,000    4,400,000
                                                            ------------
                                                               9,105,885
                                                            ------------

OFFICE ELECTRONICS--0.6%
Xerox Corp. 7.125%, 6/15/10 ..............   B        1,250    1,281,250

OFFICE SERVICES & SUPPLIES--0.2%
Williams Scotsman, Inc. 144A 10%,
8/15/08(b) ...............................   B          500      535,000

OIL & GAS EQUIPMENT & SERVICES--0.4%
Offshore Logistic, Inc. 6.125%, 6/15/13 ..  Ba          850      820,250

OIL & GAS EXPLORATION & PRODUCTION--2.3%
Chesapeake Energy Corp. 8.375%,
11/1/08 ..................................  Ba          750      825,000

Denbury Resources, Inc. 7.50%, 4/1/13 ....   B        1,000    1,037,500
SESI LLC 8.875%, 5/15/11 .................   B        3,000    3,225,000
                                                            ------------
                                                               5,087,500
                                                            ------------

                                        MOODY'S      PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
OIL & GAS REFINING, MARKETING & TRANSPORTATION--4.3%
Citgo Petroleum Corp. 11.375%, 2/1/11 ....  Ba       $2,000 $  2,270,000

GulfTerra Energy Partners LP 144A
8.50%, 6/1/10(b) .........................   B          500      547,500

GulfTerra Energy Partners LP Series B
8.50%, 6/1/11(h) .........................   B        2,425    2,655,375

Teekay Shipping Corp. 8.875%, 7/15/11 ....  Ba        1,450    1,616,750

TransMontaigne, Inc. 144A 9.125%,
6/1/10(b) ................................   B        2,000    2,180,000
                                                            ------------
                                                               9,269,625
                                                            ------------

PACKAGED FOODS & MEATS--1.0%
Del Monte Corp. 144A 8.625%, 12/15/12(b) .   B          850      943,500
Dole Foods Co., Inc. 8.875%, 3/15/11 .....   B        1,200    1,302,000
                                                            ------------
                                                               2,245,500
                                                            ------------

PAPER PACKAGING--1.4%
Chesapeake Corp. 7.20%, 3/15/05(h) .......   B        2,500    2,506,250

Smurfit - Stone Container Corp. 8.25%,
10/1/12 ..................................   B          500      527,500
                                                            ------------
                                                               3,033,750
                                                            ------------

PAPER PRODUCTS--0.7%
Georgia Pacific Corp. 8.125%, 5/15/11 ....  Ba        1,500    1,638,750

PUBLISHING & PRINTING--2.0%
Dex Media West LLC/Dex Media
Finance Co. 144A 8.50%, 8/15/10(b) .......   B          400      435,000

Dex Media West LLC/Dex Media
Finance Co. 144A 9.875%, 8/15/13(b) ......   B          750      847,500

Garden State Newspapers, Inc. Series B
8.75%, 10/1/09(h) ........................   B        2,950    3,056,938
                                                            ------------
                                                               4,339,438
                                                            ------------

RESTAURANTS--0.5%
Yum! Brands, Inc. 7.70%, 7/1/12 ..........  Ba        1,000    1,132,500

SPECIALTY CHEMICALS--0.6%
Huntsman Advanced Materials LLC 144A
11%, 7/15/10(b) ..........................   B        1,170    1,228,500

SPECIALTY STORES--1.7%
Hollywood Entertainment Corp. 9.625%,
3/15/11 ..................................   B        1,450    1,576,875
JohnsonDiversey, Inc. Series B 9.625%,
5/15/12 ..................................   B        2,000    2,220,000
                                                            ------------
                                                               3,796,875
                                                            ------------

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                        MOODY'S      PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
STEEL--1.1%
Oregon Steel Mills, Inc. 10%, 7/15/09 ....   B       $  950 $    783,750
Steel Dynamics, Inc. 9.50%, 3/15/09 ......   B        1,450    1,573,250
                                                            ------------
                                                               2,357,000
                                                            ------------

TEXTILES--0.9%
Broder Bros. Co. 144A 11.25%, 10/15/10(b)    B        2,000    2,060,000

TRADING COMPANIES & DISTRIBUTORS--0.9%
Park-Ohio Industries, Inc.
9.25%, 12/1/07 ........................... Caa          975      955,500
TD Funding Corp. 144A
8.375%, 7/15/11(b) .......................   B        1,000    1,067,500
                                                            ------------
                                                               2,023,000
                                                            ------------

WIRELESS TELECOMMUNICATION SERVICES--3.1%
ACC Escrow Corp. 144A 10%, 8/1/11(b) .....   B        2,000    2,180,000

Calpoint Receivable Structured Trust 2001
144A 7.44%, 12/10/06(b) .................. Caa        1,073    1,065,247

Crown Castle International Corp. 9.375%,
8/1/11 ...................................   B          750      825,000

Dobson Communications Corp. 144A
8.875%, 10/1/13(b) .......................   B        1,550    1,581,000

Nextel Communications, Inc. 7.375%,
8/1/15 ...................................   B        1,000    1,045,000
                                                            ------------
                                                               6,696,247
                                                            ------------
- ------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $143,652,672)                               150,610,656
- ------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--2.2%
Golden Tree Loan Opportunities 1A, D4
12%, 3/20/14 .............................  Ba        3,000    2,850,000

Golden Tree Loan Opportunities 2A-5B
11.80%, 7/10/15 ..........................  Ba        2,000    1,910,000
- ------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $4,632,755)                                   4,760,000
- ------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--11.6%

BRAZIL--2.3%
Cia Brasileira de Bebidas 144A 8.75%,
9/15/13(b) ............................... Baa        1,715    1,775,025

Petrobras International Finance Co.
9.75%, 7/6/11 ............................ Baa        3,000    3,315,000
                                                            ------------
                                                               5,090,025
                                                            ------------

                                        MOODY'S      PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
CANADA--4.1%
Abitibi Consolidated, Inc. 6%, 6/20/13 ...  Ba       $1,500 $  1,403,944
Cascades, Inc. 7.25%, 2/15/13 ............  Ba        2,450    2,572,500
Methanex Corp. 7.75%, 8/15/05(h) .........  Ba        3,350    3,542,625
Tembec Industries, Inc. 8.50%, 2/1/11 ....  Ba        1,500    1,455,000
                                                            ------------
                                                               8,974,069
                                                            ------------

CAYMAN ISLANDS--0.2%
Battery Park CDO Ltd. Series 5 144A
15.407%, 2/10/11(b)(e)(f)(i)(k) ..........   C        2,000          200

NII Holdings, Inc. 0%, 11/1/09(d) ........   C          383      371,903
                                                            ------------
                                                                 372,103
                                                            ------------

FRANCE--1.3%
Crown European Holdings SA 144A
10.25%, 3/1/11(b) ........................  B+(c)   1,500(j)   1,905,102

Vivendi Universal SA 144A 6.25%,
7/15/08(b) ...............................   B        750(j)     914,406
                                                            ------------
                                                               2,819,508
                                                            ------------

IRELAND--1.1%
JSG Funding plc 9.625%, 10/1/12 ..........   B        2,200    2,453,000

MEXICO--0.5%
Innova S de R.L. 144A
9.375%, 9/19/13(b) .......................   B        1,000    1,012,500

POLAND--0.0%
Poland Telecom Finance Series B 14%,
12/1/07(e)(f)(g)(i)(k) ...................  NR        4,942       61,770

SWEDEN--0.5%
Stena AB 9.625%, 12/1/12 .................  Ba          950    1,040,250

UNITED STATES--1.6%
Tyco International Group SA 6.375%,
10/15/11(h) ..............................  Ba        3,250    3,380,000
- ------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $30,938,176)                                 25,203,225
- ------------------------------------------------------------------------

CONVERTIBLE BONDS--2.6%

BROADCASTING & CABLE TV--1.0%
EchoStar Communications Corp. Cv. 144A
5.75%, 5/15/08(b) ........................   B        2,000    2,172,500

HEALTH CARE FACILITIES--0.9%
Alderwoods Group, Inc. Cv. 12.25%,
1/2/12 ...................................  NR        2,000    2,000,000

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                                        MOODY'S      PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
WIRELESS TELECOMMUNICATION SERVICES--0.7%
Nextel Communications, Inc. Cv. 5.25%,
1/15/10 ..................................   B       $1,500 $  1,447,500
- ------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $5,402,970)                                   5,620,000
- ------------------------------------------------------------------------

LOAN AGREEMENTS--3.5%

BROADCASTING & CABLE TV--2.7%
Charter Communications Operating LLC
Term B 3.92%, 3/18/08(d)(k) ..............   B        2,985    2,902,765

United Pan-Europe Communications
Tranch C2 6.65%, 3/31/09(d)(k) ...........   B        3,000    2,925,000
                                                            ------------
                                                               5,827,765
                                                            ------------

INTEGRATED TELECOMMUNICATION SERVICES--0.8%
Qwest Corp. Tranche Q
4.62%, 5/3/05(d)(k) ......................  NR        1,875    1,853,906
- ------------------------------------------------------------------------
TOTAL LOAN AGREEMENTS
(IDENTIFIED COST $6,989,084)                                   7,681,671
- ------------------------------------------------------------------------

DEBT INDEX SECURITIES--2.2%
J.P. Morgan High Beta 10%, 6/20/08 .......  NR        4,848    4,860,606
- ------------------------------------------------------------------------
TOTAL HIGH YIELD DEBT INDEX SECURITIES
(IDENTIFIED COST $4,812,508)                                   4,860,606
- ------------------------------------------------------------------------

                                                    SHARES
                                                    ------
PREFERRED STOCKS--0.0%

INTEGRATED TELECOMMUNICATION SERVICES--0.0%
McLeod USA, Inc. Series A Pfd. 2.50% .............    6,727       40,631
- ------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $48,312)                                         40,631
- ------------------------------------------------------------------------

                                                    SHARES      VALUE
                                                    ------      -----
COMMON STOCKS--0.4%

COMMERCIAL PRINTING--0.0%
Sullivan Holdings, Inc.
Class C(g)(i)(k) .................................       76 $     24,610

REITS--0.4%
Annaly Mortgage Management, Inc. .................   57,000      931,380
- ------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,411,708)                                     955,990
- ------------------------------------------------------------------------

FOREIGN COMMON STOCKS--0.1%
WIRELESS TELECOMMUNICATION SERVICES--0.1%
Microcell Telecommunications, Inc.
Class A (Canada) .................................       91        1,223
Microcell Telecommunications, Inc.
Class B (Canada) .................................   10,855      142,108
- ------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $79,237)                                        143,331
- ------------------------------------------------------------------------

WARRANTS--0.0%
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
McLeod USA, Inc. Warrants ........................   14,906        6,112
WIRELESS TELECOMMUNICATION SERVICES--0.0%
Microcell Telecommunications, Inc. Warrants
Class B ..........................................    4,032        4,160

Microcell Telecommunications, Inc. Warrants
Class B ..........................................    6,720       11,013

                                                                  15,173

- ------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $5,217)                                          21,285
- ------------------------------------------------------------------------

TOTAL INVESTMENTS--92.5%
(IDENTIFIED COST $201,105,782)                               201,434,091(a)
Other assets and liabilities, net--7.5%                       16,369,700
                                                            ------------
NET ASSETS--100.0%                                          $217,803,791
                                                            ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $10,315,820 and gross depreciation of $10,213,659 for federal income tax purposes. At October 31, 2003, the aggregate cost of securities for federal income tax purposes was $201,331,930.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2003, these securities amounted to a value of $47,237,516 or 21.7% of net assets.

(c) As rated by Standard & Poor's or Fitch.

(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(e) Non-income producing.

(f) Security in default.

(g) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At October 31, 2003, these securities amounted to a value of $1,816,199 or 0.8% of net assets.

(h) All or a portion segregated as collateral for swaps, forward currency contracts and long settlements.

(i) Illiquid. At October 31, 2003, these securities amounted to a value of $1,816,399 or 0.8% of net assets. For acquisition information, see Notes to Financial Statements.

(j) Par value represents Euro.

(k) Restricted security. For acquisition information, see Notes to Financial Statements.

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2003

ASSETS
Investment securities at value
   (Identified cost $201,105,782)          $  201,434,091
Cash                                           10,849,554
Receivables
   Investment securities sold                   5,025,121
   Interest and dividends                       4,227,839
   Net unrealized appreciation
     on swap agreements                           575,705
   Fund shares sold                               545,825
   Receivable from adviser                         14,184
Prepaid expenses                                    4,782
                                            -------------
     Total assets                             222,677,101
                                            -------------
LIABILITIES
Payables
   Investment securities purchased              3,846,636
   Fund shares repurchased                        362,299
   Net unrealized depreciation on
     swap agreements                              154,449
   Net unrealized depreciation on
     forward currency
     contracts                                    131,034
   Investment advisory fee                        119,917
   Transfer agent fee                             114,943
   Distribution and service fees                   61,917
   Financial agent fee                             14,422
   Trustees' fee                                      783
Accrued expenses                                   66,910
                                            -------------
     Total liabilities                          4,873,310
                                            -------------
NET ASSETS                                   $217,803,791
                                            =============
NET ASSETS CONSIST OF:
Capital paid in on shares of
   beneficial interest                       $443,273,143
Undistributed net investment income               167,240
Accumulated net realized loss                (226,246,567)
Net unrealized appreciation                       609,975
                                            -------------
NET ASSETS                                  $ 217,803,791
                                            =============
CLASS A
Shares of beneficial interest
   outstanding, no par value,
   unlimited authorization
   (Net Assets $192,428,085)                   38,318,867
Net asset value per share                           $5.02
Offering price per share
   $5.02/(1-4.75%)                                  $5.27

CLASS B
Shares of beneficial interest
   outstanding, no par value,
   unlimited authorization
   (Net Assets $22,499,040)                     4,531,559
Net asset value and offering
   price per share                                  $4.96

CLASS C
Shares of beneficial interest
   outstanding, no par value,
   unlimited authorization
   (Net Assets $2,876,666)                        576,944
Net asset value and offering
   price per share                                  $4.99

                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2003

INVESTMENT INCOME
Interest                                     $ 19,069,156
Dividends                                         461,598
                                             ------------
     Total investment income                   19,530,754
                                             ------------
EXPENSES
Investment advisory fee                         1,442,811
Service fees, Class A                             490,792
Distribution and service fees, Class B            226,469
Distribution and service fees, Class C             30,073
Financial agent fee                               182,324
Transfer agent                                    547,256
Printing                                           43,645
Professional                                       39,161
Custodian                                          35,979
Registration                                       33,726
Trustees                                           30,769
Miscellaneous                                      31,027
                                             ------------
     Total expenses                             3,134,032
     Custodian fees paid indirectly                (3,023)
                                             ------------
     Net expenses                               3,131,009
                                             ------------
NET INVESTMENT INCOME                          16,399,745
                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized loss on securities               (20,401,928)
Net realized loss on foreign
   currency transactions                       (1,072,612)
Net realized gain on swap agreements              809,663
Net change in unrealized appreciation
  (depreciation) on investments                42,373,521
Net change in unrealized appreciation
   (depreciation) on swap agreements            2,416,256
Net change in unrealized appreciation
   (depreciation) on foreign currency
   and foreign currency transactions             (140,053)
                                             ------------
NET GAIN ON INVESTMENTS                        23,984,847
                                             ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                           $ 40,384,592
                                             ============

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended        Year Ended
                                                                                        10/31/03          10/31/02
                                                                                     -------------      -------------
FROM OPERATIONS
   Net investment income (loss)                                                      $  16,399,745      $  22,254,970
   Net realized gain (loss)                                                            (20,664,877)       (70,457,302)
   Net change in unrealized appreciation (depreciation)                                 44,649,724         39,906,206
                                                                                     -------------      -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      40,384,592         (8,296,126)
                                                                                     -------------      -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                      (15,216,761)       (19,167,768)
   Net investment income, Class B                                                       (1,617,226)        (2,362,870)
   Net investment income, Class C                                                         (206,654)          (199,541)
   Tax return of capital, Class A                                                               --         (1,176,826)
   Tax return of capital, Class B                                                               --           (145,071)
   Tax return of capital, Class C                                                               --            (12,251)
                                                                                     -------------      -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                           (17,040,641)       (23,064,327)
                                                                                     -------------      -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (11,371,288 and 9,885,861 shares, respectively)        54,998,684         48,459,358
   Net asset value of shares issued from reinvestment of distributions
     (1,841,828 and 2,264,427 shares, respectively)                                      8,887,561         11,297,054
   Cost of shares repurchased (15,432,485 and 17,017,676 shares, respectively)         (75,175,386)       (84,886,676)
                                                                                     -------------      -------------
Total                                                                                  (11,289,141)       (25,130,264)
                                                                                     -------------      -------------
CLASS B
   Proceeds from sales of shares (1,143,581 and 2,322,861 shares, respectively)          5,543,480         11,511,067
   Net asset value of shares issued from reinvestment of distributions
     (157,281 and 224,943 shares, respectively)                                            750,274          1,117,378
   Cost of shares repurchased (1,707,513 and 3,459,242 shares, respectively)            (8,214,843)       (17,049,999)
                                                                                     -------------      -------------
Total                                                                                   (1,921,089)        (4,421,554)
                                                                                     -------------      -------------
CLASS C
   Proceeds from sales of shares (701,958 and 333,038 shares, respectively)              3,344,239          1,658,591
   Net asset value of shares issued from reinvestment of distributions
     (24,865 and 19,234 shares, respectively)                                              119,753             95,443
   Cost of shares repurchased (577,967 and 391,925 shares, respectively)                (2,817,148)        (1,928,402)
                                                                                     -------------      -------------
Total                                                                                      646,844           (174,368)
                                                                                     -------------      -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           (12,563,386)       (29,726,186)
                                                                                     -------------      -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                10,780,565        (61,086,639)

NET ASSETS
   Beginning of period                                                                 207,023,226        268,109,865
                                                                                     -------------      -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
       OF $167,240 AND $0, RESPECTIVELY]                                             $ 217,803,791      $ 207,023,226
                                                                                     =============      =============

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS A
                                                          --------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                          --------------------------------------------------------------
                                                             2003        2002(6)       2001          2000         1999
Net asset value, beginning of period                        $4.51         $5.19       $6.59          $7.53        $7.55
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.36(4)       0.46(4)     0.65(4)        0.79         0.76
   Net realized and unrealized gain (loss)                   0.53         (0.66)      (1.30)         (0.95)          --
                                                            -----         -----       -----          -----        -----
     TOTAL FROM INVESTMENT OPERATIONS                        0.89         (0.20)      (0.65)         (0.16)        0.76
                                                            -----         -----       -----          -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.38)        (0.45)      (0.75)         (0.78)       (0.78)
   Tax return of capital                                       --         (0.03)         --             --           --
                                                            -----         -----       -----          -----        -----
     TOTAL DISTRIBUTIONS                                    (0.38)        (0.48)      (0.75)         (0.78)       (0.78)
                                                            -----         -----       -----          -----        -----
Change in net asset value                                    0.51         (0.68)      (1.40)         (0.94)       (0.02)
                                                            -----         -----       -----          -----        -----
NET ASSET VALUE, END OF PERIOD                              $5.02         $4.51       $5.19          $6.59        $7.53
                                                            =====         =====       =====          =====        =====
Total return(1)                                             20.54%        (4.33)%    (10.87)%        (2.65)%      10.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                    $192,428      $183,028    $235,623       $312,544     $391,057
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                        1.32%(3)      1.33 %(5)   1.28 %(3)      1.22 %(3)    1.16%(2)
   Net investment income                                     7.47%         9.30 %     10.69 %        10.35 %       9.71%
Portfolio turnover                                            176%          114 %       100 %           80 %         73%

                                                                                    CLASS B
                                                          --------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                          --------------------------------------------------------------
                                                             2003        2002(6)       2001          2000         1999
Net asset value, beginning of period                        $4.47         $5.14       $6.54          $7.51        $7.52
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.32(4)       0.43(4)     0.60(4)        0.72         0.70
   Net realized and unrealized gain (loss)                   0.51         (0.66)      (1.30)         (0.95)        0.01
                                                            -----         -----       -----          -----         ----
     TOTAL FROM INVESTMENT OPERATIONS                        0.83         (0.23)      (0.70)         (0.23)        0.71
                                                            -----         -----       -----          -----         ----
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.34)        (0.41)      (0.70)         (0.74)       (0.72)
   Tax return of capital                                       --         (0.03)         --             --           --
                                                            -----         -----       -----          -----         ----
     TOTAL DISTRIBUTIONS                                    (0.34)        (0.44)      (0.70)         (0.74)       (0.72)
                                                            -----         -----       -----          -----         ----
Change in net asset value                                    0.49         (0.67)      (1.40)         (0.97)       (0.01)
                                                            -----         -----       -----          -----         ----
NET ASSET VALUE, END OF PERIOD                              $4.96         $4.47       $5.14          $6.54        $7.51
                                                            =====         =====       =====          =====        =====
Total return(1)                                             19.39%        (4.88)%    (11.59)%        (3.52)%       9.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $22,499       $22,074     $30,073        $43,108      $59,547
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                        2.07%(3)      2.08 %(5)   2.03 %(3)      1.97 %(3)    1.91%(2)
   Net investment income                                     6.73%         8.56 %      9.93 %         9.62 %       8.94%
Portfolio turnover                                            176%          114 %       100 %           80 %         73%

(1) Maximum sales load is not reflected in the total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.15% for Class A and the ratio would not differ for Class B.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(4) Computed using average shares outstanding.

(5) The ratio of operating expenses excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.32% and 2.07% for Class A and Class B, respectively.

(6) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income to average net assets from 9.35% to 9.30% and from 8.61% to 8.56% for Class A and B respectively, decrease the net investment income (loss) per share from $0.47 to $0.46 for Class A, and increase the net realized and unrealized gain (loss) per share from $(0.67) to $(0.66) for Class A. There was no effect on net investment income (loss) per share for Class B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS C
                                                          --------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                          --------------------------------------------------------------
                                                             2003         2002(5)      2001           2000        1999
Net asset value, beginning of period                        $4.49         $5.16       $6.56          $7.53        $7.54
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.33(4)       0.42(4)     0.60(4)        0.73         0.71
   Net realized and unrealized gain (loss)                   0.51         (0.65)      (1.30)         (0.96)          --
                                                            -----         -----       -----          -----         ----
     TOTAL FROM INVESTMENT OPERATIONS                        0.84         (0.23)      (0.70)         (0.23)        0.71
                                                            -----         -----       -----          -----         ----
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.34)        (0.41)      (0.70)         (0.74)       (0.72)
   Tax return of capital                                       --         (0.03)         --             --           --
                                                            -----         -----       -----          -----         ----
     TOTAL DISTRIBUTIONS                                    (0.34)        (0.44)      (0.70)         (0.74)       (0.72)
                                                            -----         -----       -----          -----         ----
Change in net asset value                                    0.50         (0.67)      (1.40)         (0.97)       (0.01)
                                                            -----         -----       -----          -----         ----
NET ASSET VALUE, END OF PERIOD                              $4.99         $4.49       $5.16          $6.56        $7.53
                                                            =====         =====       =====          =====        =====
Total return(1)                                             19.30%        (4.88)%    (11.56)%        (3.51)%       9.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $2,877        $1,921      $2,413         $2,689       $3,052
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                        2.07%(2)      2.08 %(3)   2.03 %(3)      1.97 %(2)    1.91%(2)
   Net investment income                                     6.73%         8.52 %      9.92 %         9.69 %       8.85%
Portfolio turnover                                            176%          114 %       100 %           80 %         73%

(1) Maximum sales load is not reflected in the total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3) For the periods ended October 31, 2002 and 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.07% and 2.02%, respectively.

(4) Computed using average shares outstanding.

(5) As required, effective November 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income to average net assets from 8.57% to 8.52%, decrease the net investment income
    (loss) per share from $0.43 to $0.42, and increase net realized and unrealized gain (loss) per share from $(0.66) to $(0.65). Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                         INVESTMENTS AT OCTOBER 31, 2003

FACE
VALUE                                  INTEREST   MATURITY
(000)  DESCRIPTION                       RATE       DATE        VALUE
- -----  -----------                     --------   --------      -----

FEDERAL AGENCY SECURITIES--28.8%
2,500  Fannie Mae(c)(d) ................  1.45%   11/12/03  $  2,500,000
  611  Freddie Mac Discount Note .......  1.08    11/13/03       610,781
1,210  FHLB(c) .........................  3.13    11/14/03     1,210,867
5,200  Freddie Mac(c) ..................  6.38    11/15/03     5,209,950
1,000  FHLB(c) .........................  5.41    11/24/03     1,002,565
2,500  FHLB(c) .........................  2.73    11/28/03     2,503,006
2,500  FHLB(c)(d) ......................  1.43     12/2/03     2,499,473
1,064  FHLB(c)(d) ......................  1.30     12/4/03     1,063,830
2,500  FHLB(c)(d) ......................  1.25    12/11/03     2,500,000
3,185  Freddie Mac Discount Note .......  1.09    12/15/03     3,180,776
2,500  FHLB(c)(d) ......................  1.05    12/24/03     2,500,000
1,235  FHLB(c) .........................  3.00    12/26/03     1,238,559
  250  FFCB(c) .........................  5.65    12/29/03       251,806
1,500  Fannie Mae(c)(d) ................  1.03      1/2/04     1,500,000
5,000  Fannie Mae(c)(d) ................  1.18      1/2/04     4,999,915
2,500  Fannie Mae(c)(d) ................  1.55     1/27/04     2,500,000
2,500  Fannie Mae(c)(d) ................  1.25      2/4/04     2,500,000
2,500  FHLB(c) .........................  3.75     2/13/04     2,518,311
2,500  Fannie Mae(c)(d) ................  1.35      4/9/04     2,500,000
1,500  FHLB(c) .........................  4.88     4/16/04     1,525,372
2,500  FHLB(c) .........................  3.38     5/14/04     2,528,136
2,500  Fannie Mae(c) ...................  6.50     8/15/04     2,601,959
- ------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES                               49,445,306
- ------------------------------------------------------------------------

                                                   RESET
                                                   DATE
                                                  -------
FEDERAL AGENCY SECURITIES--
VARIABLE(b)--3.9%
  194  SBA (Final Maturity 1/25/21) ....  1.50     11/1/03       194,181
1,111  SBA (Final Maturity 3/25/24) ....  1.38     11/1/03     1,111,078
  928  SBA (Final Maturity 10/25/22) ...  1.50      1/1/04       927,175
1,443  SBA (Final Maturity 11/25/21) ...  1.63      1/1/04     1,442,293
  448  SBA (Final Maturity 2/25/23) ....  1.50      1/1/04       448,409
  650  SBA (Final Maturity 2/25/23) ....  1.50      1/1/04       650,161
  277  SBA (Final Maturity 5/25/21) ....  1.50      1/1/04       276,572
1,594  SBA (Final Maturity 9/25/23) ....  1.38      1/1/04     1,593,693
- ------------------------------------------------------------------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE                      6,643,562
- ------------------------------------------------------------------------

                                  STANDARD
FACE                              & POOR'S
VALUE                              RATING    INTEREST MATURITY
(000)  DESCRIPTION               (Unaudited)   RATE     DATE       VALUE
- -----  -----------               ----------- -------- --------     -----
COMMERCIAL PAPER--53.8%

2,000  ABSC Capital Corp. ........... A-1      1.07%   11/3/03  $  1,999,881

1,616  Du Pont (E.I.) de
       Nemours & Co. ................ A-1+     1.03    11/4/03     1,615,861

1,500  Govco, Inc. .................. A-1+     1.06    11/4/03     1,499,867
2,500  Schering-Plough Corp. ........ A-1      1.07    11/4/03     2,499,777

1,250  Preferred Receivables
       Funding Corp. ................ A-1      1.08    11/5/03     1,249,850

1,000  Receivables Capital
       Corp. ........................ A-1+     1.05    11/5/03       999,883

2,385  Special Purpose
       Accounts Receivable
       Cooperative Corp. ............ A-1      1.06    11/5/03     2,384,719

3,305  Private Export Funding
       Corp. ........................ A-1+     1.18    11/6/03     3,304,458
  649  ABSC Capital Corp. ........... A-1      1.09    11/7/03       648,882
1,100  Cargill, Inc. ................ A-1      1.03    11/7/03     1,099,811
1,271  Govco, Inc. .................. A-1+     1.08    11/7/03     1,270,771
2,630  Deluxe Corp. ................. A-1      1.04   11/10/03     2,629,316

2,500  Household Finance
       Corp. ........................ A-1+     1.07   11/10/03     2,499,331

2,615  Coporate Asset
       Funding Co. .................. A-1+     1.06   11/12/03     2,614,153

1,000  General Electric Co. ......... A-1+     1.07   11/12/03       999,673

  305  International Lease
       Finance Corp. ................ A-1+     1.05   11/12/03       304,902

1,115  ABSC Capital Corp. ........... A-1      1.08   11/13/03     1,114,599
1,450  General Electric Co. ......... A-1+     1.05   11/13/03     1,449,492

3,000  Special Purpose
       Accounts Receivable
       Cooperative Corp. ............ A-1      1.07   11/13/03     2,998,930

1,785  Deluxe Corp. ................. A-1      1.03   11/14/03     1,784,336
2,500  Harley Davidson, Inc. ........ A-1      1.03   11/14/03     2,499,070
1,276  ABSC Capital Corp. ........... A-1      1.08   11/17/03     1,275,388

1,790  Coporate Asset
       Funding Co. .................. A-1+     1.07   11/18/03     1,789,096

                        See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                                  STANDARD
FACE                              & POOR'S
VALUE                              RATING    INTEREST MATURITY
(000)  DESCRIPTION               (Unaudited)   RATE     DATE       VALUE
- -----  -----------               ----------- -------- --------     -----
1,660  Goldman Sachs Group,
       Inc. (The) ................... A-1      0.92%  11/18/03  $  1,659,279

  925  ABSC Capital Corp. ........... A-1      1.08   11/19/03       924,501
  685  General Electric Co. ......... A-1+     1.04   11/19/03       684,644
1,505  NetJets, Inc. ................ A-1+     1.04   11/19/03     1,504,217

2,500  Du Pont (E.I.) de
       Nemours & Co. ................ A-1+     1.03   11/20/03     2,498,641

3,000  Special Purpose
       Accounts Receivable
       Cooperative Corp. ............ A-1      1.07   11/20/03     2,998,306

2,500  CXC, Inc. .................... A-1+     1.05   11/21/03     2,498,542
2,500  ABSC Capital Corp. ........... A-1      1.08   11/25/03     2,498,200

1,625  Private Export Funding
       Corp. ........................ A-1+     1.03   11/25/03     1,623,884

1,795  Pfizer, Inc. ................. A-1+     1.02   11/26/03     1,793,729

2,500  Archer Daniels Midland
       Co. .......................... A-1      1.05    12/2/03     2,497,740

1,000  Golden Peanut Co. LLC ........ A-1      1.04    12/3/03       999,076

  700  Du Pont (E.I.) de
       Nemours & Co. ................ A-1+     1.04    12/4/03       699,333

2,500  CIT Group, Inc. .............. A-1      1.07    12/8/03     2,497,251

  435  ABN AMRO Holding NV .......... A-1+     1.06   12/10/03       434,500

1,770  Govco, Inc. .................. A-1+     1.05   12/11/03     1,767,935
1,520  Deluxe Corp. ................. A-1      1.07   12/15/03     1,518,012
3,070  Oil Insurance Ltd. ........... A-1      1.07   12/16/03     3,065,894

2,835  Household Finance
       Corp. ........................ A-1      1.08   12/17/03     2,831,088

2,005  Deluxe Corp. ................. A-1      1.04   12/19/03     2,002,220
2,000  CIT Group, Inc. .............. A-1      1.10     1/9/04     1,995,783
2,500  Govco, Inc. .................. A-1+     1.10    1/20/04     2,493,889
1,400  Govco, Inc. .................. A-1+     1.10    1/26/04     1,396,321
2,380  CIT Group, Inc. .............. A-1      1.10    1/29/04     2,373,528

2,500  Household Finance
       Corp. ........................ A-1      1.09     2/5/04     2,492,733

  100  International Lease
       Finance Corp. ................ A-1+     1.15     2/9/04        99,681

                                  STANDARD
FACE                              & POOR'S
VALUE                              RATING    INTEREST MATURITY
(000)  DESCRIPTION               (Unaudited)   RATE     DATE       VALUE
- -----  -----------               ----------- -------- --------     -----
1,400  Private Export Funding
       Corp. ........................ A-1+     1.07%   3/30/04  $  1,393,758

2,500  Archer Daniels Midland
       Co. .......................... A-1      1.17    4/13/04     2,486,675
- ----------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                            92,261,406
- ----------------------------------------------------------------------------

MEDIUM TERM NOTES(c)--12.9%

1,913  Associates Corp. of
       North America ................  AA+     5.75    11/1/03     1,913,000

2,150  Private Export Funding
       Corp. ........................ AAA      5.73    1/15/04     2,168,959

1,500  Associates Corp. of
       North America ................  AA-     6.20    1/26/04     1,516,540

2,500  Merril Lynch & Co.,
       Inc.(b) ......................   A+     1.48     2/9/04     2,502,814

1,905  Associates Corp. of
       North America ................  AA-     5.50    2/15/04     1,928,343

1,195  Citicorp .....................   A+     7.13    3/15/04     1,220,159

  500  Du Pont (E. I.) de
       Nemours & Co. ................  AA-     8.13    3/15/04       512,350

3,000  Heller Financial, Inc. ....... AAA      6.00    3/19/04     3,054,827

1,500  General Electric Capital
       Corp.(b) ..................... AAA      8.09     4/1/04     1,542,740

  900  Associates Corp. of
       North America ................  AA-     5.80    4/20/04       919,127

  350  General Electric Capital
       Corp. ........................ AAA      5.38    4/23/04       356,908

1,045  Citicorp Global
       Markets(b) ...................  AA-     1.44     5/4/04     1,046,980

3,266  Bank of America Corp. ........   A      7.75    8/15/04     3,427,283
- ----------------------------------------------------------------------------
TOTAL MEDIUM TERM NOTES                                           22,110,030
- ----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.4%
(IDENTIFIED COST $170,460,304)                                   170,460,304(a)
Other assets and liabilities, net--0.6%                            1,016,294
                                                                ------------
NET ASSETS--100.0%                                              $171,476,598
                                                                ============

(a) Federal Income Tax Information: At October 31, 2003, the aggregate cost of securities for federal income tax purposes was the same for book and tax purposes.

(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(c) The interest rate shown is the coupon rate.

(d) Callable. The maturity date shown is the call date.

                        See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2003

ASSETS
Investment securities at value
   (Identified cost $170,460,304)            $170,460,304
Cash                                              136,790
Receivables
   Fund shares sold                               774,224
   Interest                                       709,420
   Receivable from adviser                         35,593
   Investment securities sold                      25,128
Prepaid expenses                                    4,519
                                             ------------
     Total assets                             172,145,978
                                             ------------
LIABILITIES
Payables
   Fund shares repurchased                        469,371
   Transfer agent fee                             112,942
   Financial agent fee                             12,708
   Distribution and service fees                   10,766
   Trustees' fee                                      783
Accrued expenses                                   62,810
                                             ------------
     Total liabilities                            669,380
                                             ------------
NET ASSETS                                   $171,476,598
                                             ============
NET ASSETS CONSIST OF:
Capital paid in on shares of
   beneficial interest                       $171,476,598
                                             ------------
NET ASSETS                                   $171,476,598
                                             ============
CLASS A
Shares of beneficial interest
   outstanding, no par value,
   unlimited authorization
   (Net Assets $156,098,425)                  156,098,425
Net asset value and offering
   price per share                                  $1.00

CLASS B
Shares of beneficial interest
   outstanding, no par value,
   unlimited authorization
   (Net Assets $15,378,173)                    15,378,173
Net asset value and offering
   price per share                                  $1.00


                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2003

INVESTMENT INCOME
Interest                                         $2,688,143
                                                 ----------
     Total investment income                      2,688,143
                                                 ----------
EXPENSES
Investment advisory fee                             780,760
Distribution and service fees, Class B              137,740
Distribution and service fees, Class C               26,995
Financial agent                                     168,139
Transfer agent                                      547,925
Registration                                         50,272
Printing                                             40,712
Trustees                                             30,780
Custodian                                            28,305
Professional                                         27,573
Miscellaneous                                        18,426
                                                 ----------
     Total expenses                               1,857,627
     Less expenses borne by investment adviser     (964,361)
     Custodian fees paid indirectly                    (237)
                                                 ----------
     Net expenses                                   893,029
                                                 ----------
NET INVESTMENT INCOME                            $1,795,114
                                                 ==========

                        See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year Ended        Year Ended
                                                                                           10/31/03          10/31/02
                                                                                        -------------      -------------
FROM OPERATIONS
   NET INVESTMENT INCOME                                                                $   1,795,114      $   2,619,785
                                                                                        -------------      -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                          (1,745,863)        (2,495,538)
   Net investment income, Class B                                                             (46,107)          (113,341)
   Net investment income, Class C                                                              (3,144)           (10,906)
                                                                                        -------------      -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                               (1,795,114)        (2,619,785)
                                                                                        -------------      -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (186,783,943 and 272,765,743 shares, respectively)       186,783,943        272,765,743
   Net asset value of shares issued from reinvestment of distributions
     (1,707,878 and 2,404,820 shares, respectively)                                         1,707,878          2,404,820
   Cost of shares repurchased (216,783,262 and 275,129,989 shares, respectively)         (216,783,262)      (275,129,989)
                                                                                        -------------      -------------
Total                                                                                     (28,291,441)            40,574
                                                                                        -------------      -------------
CLASS B
   Proceeds from sales of shares (15,356,736 and 26,059,417 shares, respectively)          15,356,736         26,059,417
   Net asset value of shares issued from reinvestment of distributions
     (42,697 and 99,711 shares, respectively)                                                  42,697             99,711
   Cost of shares repurchased (19,600,770 and 28,606,727 shares, respectively)            (19,600,770)       (28,606,727)
                                                                                        -------------      -------------
Total                                                                                      (4,201,337)        (2,447,599)
                                                                                        -------------      -------------
CLASS C
   Proceeds from sales of shares (12,839,058 and 15,388,449 shares, respectively)          12,839,058         15,388,449
   Net asset value of shares issued from reinvestment of distributions
     (2,565 and 9,918 shares, respectively)                                                     2,565              9,918
   Cost of shares repurchased (17,233,969 and 14,405,078 shares, respectively)            (17,233,969)       (14,405,078)
                                                                                        -------------      -------------
Total                                                                                      (4,392,346)           993,289
                                                                                        -------------      -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                              (36,885,124)        (1,413,736)
                                                                                        -------------      -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                  (36,885,124)        (1,413,736)

NET ASSETS
   Beginning of period                                                                    208,361,722        209,775,458
                                                                                        -------------      -------------
   END OF PERIOD                                                                        $ 171,476,598      $ 208,361,722
                                                                                        =============      =============

                        See Notes to Financial Statements
48

Phoenix-Goodwin Money Market Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS A
                                                          --------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                          --------------------------------------------------------------
                                                             2003          2002        2001          2000         1999
Net asset value, beginning of period                        $ 1.00        $ 1.00      $ 1.00         $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                     0.010         0.014       0.042          0.054       0.044
                                                            ------        ------      ------         ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                        0.010         0.014       0.042          0.054       0.044
                                                            ------        ------      ------         ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.010)       (0.014)     (0.042)        (0.054)     (0.044)
                                                            ------        ------      ------         ------      ------
Change in net asset value                                       --            --          --             --          --
                                                            ------        ------      ------         ------      ------
NET ASSET VALUE, END OF PERIOD                              $ 1.00        $ 1.00      $ 1.00         $ 1.00      $ 1.00
                                                            ======        ======      ======         ======      ======
Total return                                                  1.00%         1.38%       4.23%          5.59%       4.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $156,098      $184,390    $184,349       $164,125    $205,066
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         0.37%(1)(2)   0.79%(1)(2) 0.85%(1)(2)    0.80%(1)    0.77%(1)
   Net investment income                                      1.00%         1.37%       4.12%          5.41%       4.41%

                                                                                    CLASS B
                                                          --------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                          --------------------------------------------------------------
                                                             2003          2002        2001          2000         1999
Net asset value, beginning of period                        $ 1.00        $ 1.00      $ 1.00         $ 1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                     0.002         0.006       0.034          0.047       0.036
                                                            ------        ------      ------         ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                        0.002         0.006       0.034          0.047       0.036
                                                            ------        ------      ------         ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.002)       (0.006)     (0.034)        (0.047)     (0.036)
                                                            ------        ------      ------         ------      ------
Change in net asset value                                       --            --          --             --          --
                                                            ------        ------      ------         ------      ------
NET ASSET VALUE, END OF PERIOD                              $ 1.00        $ 1.00      $ 1.00         $ 1.00      $ 1.00
                                                            ======        ======      ======         ======      ======
Total return                                                  0.25%         0.62%       3.46%          4.80%       3.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $15,378       $19,580     $22,027        $18,616     $20,054
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.12%(1)(3)   1.54%(1)(3) 1.60%(1)(3)    1.56%(1)    1.52%(1)
   Net investment income                                      0.25%         0.61%       3.28%          4.65%       3.66%

(1) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.87%, 0.84% and 0.86% for the years ended October 31, 2003, 2002 and 2001, respectively.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.62%, 1.59% and 1.60% for the years ended October 31, 2003, 2002 and 2001, respectively.

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                         INVESTMENTS AT OCTOBER 31, 2003

                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
U.S. GOVERNMENT SECURITIES--0.5%

U.S. TREASURY NOTES--0.5%
U.S. Treasury Note 3%, 11/15/07 ........  AAA      $ 4,500 $    4,521,798
U.S. Treasury Note 3%, 2/15/08 .........  AAA        1,000      1,000,547
- -------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $5,498,897)                                    5,522,345
- -------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--3.4%
Fannie Mae 5%, 8/25/12 .................  AAA        7,000      7,207,103
Fannie Mae 6%, 5/1/17 ..................  AAA          957        995,157
Fannie Mae 5.50%, 8/1/17 ...............  AAA        1,299      1,336,196
Fannie Mae 6%, 11/1/31 .................  AAA        5,732      5,884,202
Fannie Mae 6%, 12/1/32 .................  AAA          470        482,275
GNMA 6.50%, '23-'32 ....................  AAA       17,597     18,501,162
- -------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $33,380,614)                                  34,406,095
- -------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--2.4%
Freddie Mac 4.50%, 7/15/13 .............  AAA       25,000     24,452,450
- -------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $24,240,068)                                  24,452,450
- -------------------------------------------------------------------------

MUNICIPAL BONDS--4.6%

CALIFORNIA--1.6%
Alameda Corridor Transportation Authority
Revenue Taxable Series C
6.50%, 10/1/19 .........................  AAA        1,100      1,202,047

Alameda Corridor Transportation Authority
Revenue Taxable Series C
6.60%, 10/1/29 .........................  AAA        2,750      2,995,987

Fresno County Pension Obligation Revenue
Taxable 6.21%, 8/15/06 .................  AAA        1,000      1,095,530

                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
CALIFORNIA--CONTINUED
Pasadena Pension Funding Revenue
Taxable Series A 6.95%, 5/15/07 ........  AAA      $ 1,915 $    2,164,352
Pasadena Pension Funding Revenue
Taxable Series A 7.05%, 5/15/09 ........  AAA        2,500      2,917,900
Pasadena Pension Funding Revenue
Taxable Series A 7.15%, 5/15/11 ........  AAA          565        666,813
Sonoma County Pension Obligation
Revenue Taxable 6.625%, 6/1/13 .........  AAA        4,265      4,821,583
                                                           --------------
                                                               15,864,212
                                                           --------------

COLORADO--0.2%
Denver City and County School District 01
Pension Taxable 6.76%, 12/15/07 ........  AAA        2,000      2,255,700

CONNECTICUT--0.3%
Connecticut State General Obligation
Series C 5%, 5/1/13 ....................  AAA        3,000      3,280,800

FLORIDA--1.8%
Florida State Department of Environmental
Protection Preservation Revenue Series B
5%, 7/1/13 .............................  AAA        3,000      3,297,540
Miami Beach Special Obligation Pension
Funding Project Revenue Taxable
8.60%, 9/1/21 ..........................  AAA       11,675     12,977,463
University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20(d) ......  AAA        2,120      2,324,961
                                                           --------------
                                                               18,599,964
                                                           --------------

NEW JERSEY--0.1%
Hamilton Township Atlantic County School
District General Obligation Taxable
4.25%, 12/15/14 ........................  Aaa(c)       645        609,377

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
NEW YORK--0.1%
New York State General Obligation Taxable
Series C 6.35%, 3/1/07 .................  AAA       $1,000 $    1,098,480

OREGON--0.3%
Multnomah County Pension Obligation
Taxable 7.25%, 6/1/11 ..................  Aaa(c)     3,000      3,513,810

TEXAS--0.2%
Dallas-Fort Worth International Airport
Facilities Improvement Corp. Revenue
Taxable 6.50%, 11/1/09 .................  AAA        1,900      2,156,139
- -------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $44,161,994)                                  47,378,482
- -------------------------------------------------------------------------

ASSET-BACKED SECURITIES--2.8%

ANRC Auto Owner Trust 01-A, A4 4.32%,
6/16/08 ................................  AAA        9,250      9,471,709

Associates Manufactured Housing Pass
Through 97-2, A6 7.075%, 3/15/28(d) ....  AAA        2,290      2,387,849

Capital One Master Trust 01-5, A 5.30%,
6/15/09 ................................  AAA        3,500      3,726,671

Carmax Auto Owner Trust 03-1, A4
2.16%, 11/15/09 ........................  AAA        3,000      2,949,844

CNH Equipment Trust 03-A, A4B 2.57%,
9/15/09 ................................  AAA        2,000      1,958,286

Green Tree Financial Corp. 97-4, M1
7.22%, 2/15/29 .........................   AA-         500        333,750

Residential Asset Mortgage Products, Inc.
03-RS6, AI2 2.39%, 11/25/24 ............  AAA        2,000      1,985,625

WFS Financial Owner Trust 03-1, A4
2.74%, 9/20/10 .........................  AAA        3,000      2,991,275

Whole Auto Loan Trust 02-1, B 2.91%,
4/15/09 ................................    A        2,178      2,196,806
- -------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $27,811,363)                                  28,001,815
- -------------------------------------------------------------------------

CORPORATE BONDS--11.3%

AGRICULTURAL PRODUCTS--0.2%
Corn Products International, Inc. 8.25%,
7/15/07 ................................  BBB-       2,000      2,210,000

AIRLINES--0.1%
Northwest Airlines, Inc. 00-1 8.072%,
10/1/19 ................................  AAA          455        490,984

                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
ASSET MANAGEMENT & CUSTODY BANKS--0.2%
Janus Capital Group, Inc.
7.75%, 6/15/09 .........................  BBB+     $ 1,500 $    1,668,555

AUTOMOBILE MANUFACTURERS--0.2%
DaimlerChrysler NA Holding Corp. 4.75%,
1/15/08 ................................  BBB+       1,500      1,498,771

BROADCASTING & CABLE TV--0.5%
Comcast Corp. 5.30%, 1/15/14 ...........  BBB        2,500      2,457,150

Echostar DBS Corp. 144A 6.375%,
10/1/11(b) .............................  BB-        3,000      3,000,000
                                                           --------------
                                                                5,457,150
                                                           --------------

CASINOS & GAMING--0.6%
MGM Mirage, Inc. 9.75%, 6/1/07 .........   BB-       1,650      1,878,937

Park Place Entertainment Corp. 9.375%,
2/15/07 ................................   BB-       4,000      4,510,000
                                                           --------------
                                                                6,388,937
                                                           --------------

CONSUMER FINANCE--1.3%
Capital One Bank 6.50%, 6/13/13 ........   BB+       1,000      1,030,740
Ford Motor Credit Co. 6.50%, 1/25/07 ...  BBB        1,000      1,031,789
Ford Motor Credit Co. 7.25%, 10/25/11 ..  BBB        2,000      2,031,370

General Electric Capital Corp. Series MTNA
6%, 6/15/12 ............................  AAA        4,235      4,557,326

General Motors Acceptance Corp. 6.875%,
8/28/12 ................................  BBB        2,000      2,050,142

Household Finance Corp.
6.75%, 5/15/11 .........................    A        2,500      2,797,715
                                                           --------------
                                                               13,499,082
                                                           --------------

DISTILLERS & VINTNERS--0.2%
Brown-Forman Corp. 3%, 3/15/08 .........    A        2,500      2,441,865

DIVERSIFIED BANKS--0.6%
U.S. Bank NA 6.30%, 7/15/08 ............    A+       3,000      3,345,096
Wachovia Corp. 5.625%, 12/15/08 ........    A-       3,000      3,238,479
                                                           --------------
                                                                6,583,575
                                                           --------------

DIVERSIFIED CHEMICALS--0.1%
Cabot Corp. 144A 5.25%, 9/1/13(b) ......  BBB+       1,500      1,477,744

DIVERSIFIED COMMERCIAL SERVICES--0.7%
International Lease Finance Corp. 5.625%,
6/1/07 .................................   AA-       1,000      1,075,837

International Lease Finance Corp. 4.35%,
9/15/08 ................................   AA-       3,000      3,038,793

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund
                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
DIVERSIFIED COMMERCIAL SERVICES--CONTINUED
United Rentals North America, Inc.
Series B 10.75%, 4/15/08 ...............   BB-     $ 2,500 $    2,818,750
                                                           --------------
                                                                6,933,380
                                                           --------------

ELECTRIC UTILITIES--0.3%
Entergy Gulf States, Inc. 144A 5.25%,
8/1/15(b) ..............................  BBB-       3,000      2,805,330

ENVIRONMENTAL SERVICES--0.2%
Allied Waste Industries, Inc. 7.875%,
3/15/05 ................................   BB-       2,195      2,299,263

GAS UTILITIES--0.3%
AmeriGas Partners LP/AmeriGas Eagle
Finance Corp. Series B 8.875%, 5/20/11 .   BB-       3,000      3,270,000

HEALTH CARE DISTRIBUTORS--0.3%
AmerisourceBergen Corp. 8.125%,
9/1/08 .................................   BB        3,000      3,270,000

HEALTH CARE FACILITIES--0.4%
Manor Care, Inc. 7.50%, 6/15/06 ........  BBB        3,000      3,243,750
Province Healthcare Co. 7.50%, 6/1/13 ..    B-       1,000      1,005,000
                                                           --------------
                                                                4,248,750
                                                           --------------

HOMEBUILDING--0.3%
Lennar Corp. 7.625%, 3/1/09 ............  BBB-       2,250      2,574,029

HOTELS, RESORTS & CRUISE LINES--0.2%
Park Place Entertainment Corp. 7%,
7/15/04 ................................   BB+       2,000      2,052,500

HOUSEHOLD PRODUCTS--0.1%
Kimberly-Clark Corp. 5%, 8/15/13 .......   AA-       1,000      1,018,499

INDUSTRIAL MACHINERY--0.4%
ITW Cupids Financial Trust I 144A 6.55%,
12/31/11(b)(f) .........................   AA-       4,000      4,210,616

INSURANCE BROKERS--0.1%
Willis Corroon Corp. 9%, 2/1/09 ........   BB-         740        786,250

INTEGRATED OIL & GAS--0.3%
ChevronTexaco Capital Co. 3.375%,
2/15/08 ................................   AA        3,000      3,002,454

INTEGRATED TELECOMMUNICATION SERVICES--0.4%
CenturyTel, Inc. Series F
6.30%, 1/15/08 .........................  BBB+       3,000      3,281,976

Verizon Global Funding Corp. 4.375%,
6/1/13 .................................    A+       1,125      1,049,142
                                                           --------------
                                                                4,331,118
                                                           --------------
                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
INVESTMENT BANKING & BROKERAGE--0.4%
Goldman Sachs Group, Inc. 4.75%,
7/15/13 ................................    A+     $ 2,000 $    1,931,308

Merrill Lynch & Co., Inc. Series MTNB
3.375%, 9/14/07 ........................    A+       1,600      1,606,747
                                                           --------------
                                                                3,538,055
                                                           --------------

MULTI-LINE INSURANCE--0.2%
Metropolitan Life Global Funding I 144A
5.20%, 9/18/13(b) ......................   AA        2,000      2,000,406

OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.4%
Teekay Shipping Corp. 8.32%, 2/1/07 ....   BB+       2,640      2,864,400
Tesoro Petroleum Corp. 144A
8%, 4/15/08(b) .........................   BB        1,000      1,065,000
                                                           --------------
                                                                3,929,400
                                                           --------------

OTHER DIVERSIFIED FINANCIAL SERVICES--1.3%
Pemex Project Funding Master Trust
7.875%, 2/1/09(d) ......................  BBB-       2,000      2,250,000

Pemex Project Funding Master Trust 8%,
11/15/11(d) ............................  BBB-       1,500      1,657,500

Pemex Project Funding Master Trust 144A
7.375%, 12/15/14(b) ....................  BBB-       1,500      1,575,000

Principal Life Global Funding I 4.40%,
10/1/10 ................................   AA        2,500      2,493,133

TIAA Global Markets 144A 3.875%,
1/22/08(b) .............................  AAA        5,000      5,080,870
                                                           --------------
                                                               13,056,503
                                                           --------------

PACKAGED FOODS & MEATS--0.3%
Campbell Soup Co. 5%, 12/3/12 ..........    A        2,500      2,536,348

PAPER PRODUCTS--0.2%
International Paper Co.
3.80%, 4/1/08 ..........................  BBB        2,000      1,984,728

RAILROADS--0.1%
Union Pacific Corp.
6.125%, 1/15/12 ........................  BBB        1,000      1,081,715

REITS--0.2%
HRPT Properties Trust
5.75%, 2/15/14 .........................  BBB        2,000      2,002,800

THRIFTS & MORTGAGE FINANCE--0.2%
Sovereign Bank 5.125%, 3/15/13 .........  BBB-       2,500      2,446,058
- -------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $110,510,952)                                115,094,865
- -------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund
                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
NON-AGENCY MORTGAGE-BACKED
SECURITIES--3.9%

American Business Financial Services
02-2, A3 4.76%, 6/15/21 ................  AAA      $ 2,000 $    2,014,744

CS First Boston Mortgage Securities Corp.
97-C2, B 6.72%, 1/17/35 ................   Aa(c)     9,000     10,005,450

DLJ Commercial Mortgage Corp. 98-CF2,
A1B 6.24%, 11/12/31 ....................  Aaa(c)     3,000      3,303,034

DLJ Mortgage Acceptance Corp. 96-CF1,
A1B 7.58%, 3/13/28 .....................  AAA          317        317,311

DLJ Mortgage Acceptance Corp. 97-CF2,
A2 6.84%, 10/15/30 .....................   AA          750        821,762

GMAC Commercial Mortgage Securities,
Inc. 97-C2, A3 6.566%, 4/15/29 .........  Aaa(c)     1,570      1,719,126

J.P. Morgan Chase Commercial Mortgage
Securities Corp. 01-CIBC, A3 6.26%,
3/15/33 ................................  AAA       12,015     13,195,965

Lehman Brothers Commercial Conduit
Mortgage Trust 99-C2, A2 7.325%,
10/15/32 ...............................  Aaa(c)     4,855      5,603,984

Merrill Lynch Mortgage Investors, Inc.
96-C1, C 7.42%, 4/25/28 ................   AA        1,500      1,634,032

Residential Funding Mortgage Securities
I 96-S8, A4 6.75%, 3/25/11 .............  AAA          674        673,772
- -------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $36,031,808)                                  39,289,180
- -------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--6.4%

AUSTRIA--0.5%
Republic of Austria Series EMTN 5.50%,
10/20/07 ...............................  AAA        4,000(g)   5,001,686

BRAZIL--0.7%
Federative Republic of Brazil
10%, 8/7/11 ............................    B+       1,000      1,025,000

Federative Republic of Brazil PIK Interest
Capitalization 8%, 4/15/14 .............    B+       6,773      6,343,125
                                                           --------------
                                                                7,368,125
                                                           --------------

BULGARIA--0.3%
Republic of Bulgaria Series IAB PDI
1.938%, 7/28/11(d) .....................   BB+       2,850      2,784,094

                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
CANADA--0.8%
Province of Ontario 3.125%, 5/2/08 .....   AA      $ 8,500 $    8,394,651

CHILE--0.6%
Republic of Chile 7.125%, 1/11/12 ......    A-       1,900      2,158,875
Republic of Chile 5.50%, 1/15/13 .......    A-       3,900      3,990,870
                                                           --------------
                                                                6,149,745
                                                           --------------

COLOMBIA--0.1%
Republic of Colombia 10.75%, 1/15/13 ...   BB        1,000      1,097,500
Republic of Colombia 11.75%, 2/25/20 ...   BB          250        286,500
                                                           --------------
                                                                1,384,000
                                                           --------------

LITHUANIA--0.2%
Republic of Lithuania 4.50%, 3/5/13 ....  BBB+      1,775(g)    2,026,355

MEXICO--1.4%
United Mexican States 7.50%, 1/14/12 ...  BBB-       4,000      4,470,000
United Mexican States 5.875%, 1/15/14 ..  BBB-       2,500      2,447,500
United Mexican States 8.125%, 12/30/19 .  BBB-       6,500      7,182,500
                                                           --------------
                                                               14,100,000
                                                           --------------

PANAMA--0.1%
Republic of Panama 8.25%, 4/22/08 ......   BB        1,000      1,112,500

PHILIPPINES--0.3%
Republic of  Philippines
9.875%, 1/15/19 ........................   BB        3,000      3,127,500

RUSSIA--0.3%
Russian Federation RegS
5%, 3/31/30(d) .........................   BB        3,000      2,805,945

SOUTH AFRICA--0.3%
Republic of South Africa
7.375%, 4/25/12 ........................  BBB        2,000      2,240,000
Republic of South Africa
5.25%, 5/16/13 .........................  BBB        1,000(g)   1,109,493
                                                           --------------
                                                                3,349,493
                                                           --------------

TURKEY--0.3%
Republic of Turkey 10.50%, 1/13/08 .....    B+       2,800      3,220,000

UKRAINE--0.2%
Government of Ukraine Series OCT
7.65%, 6/11/13 .........................    B        2,000      2,005,000

VENEZUELA--0.3%
Republic of Venezuela 5.375%, 8/7/10 ...    B-       3,750      2,789,670
- -------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $63,234,348)                                  65,618,764
- -------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)       VALUE
                                      -----------   ------      -----
FOREIGN CORPORATE BONDS--2.0%

AUSTRALIA--0.1%
St. George Bank Ltd. 144A 5.30%,
10/15/15(b) ............................    A-     $ 1,500 $    1,492,089

CANADA--0.2%
Thomson Corp. (The) 4.25%, 8/15/09 .....    A-       1,000      1,001,775
Thomson Corp. (The) 5.25%, 8/15/13 .....    A-       1,500      1,528,488
                                                           --------------
                                                                2,530,263
                                                           --------------

CHILE--0.2%
Petropower I Funding Trust 144A 7.36%,
2/15/14(b) .............................  BBB        1,960      1,852,214

GERMANY--0.3%
Deutsche Telekom International Finance BV
8.50%, 6/15/10(d) ......................  BBB+       2,500      3,008,772

ITALY--0.2%
Telecom Italia Capital 144A 5.25%,
11/15/13(b) ............................  BBB+       2,000      1,984,444

NETHERLANDS--0.1%
Coca-Cola HBC Finance BV 144A 5.125%,
9/17/13(b) .............................    A       1,500       1,500,480

SOUTH KOREA--0.4%
Korea Development Bank 5.50%, 11/13/12 .    A-       3,500      3,592,547

SWEDEN--0.3%
Nordea Bank Sweden AB 144A 5.25%,
11/30/12(b) ............................    A        2,500      2,564,500

UNITED KINGDOM--0.2%
HBOS plc 144A 5.375%, 11/29/49(b)(d) ...    A        2,000      1,991,280
- ------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $20,173,653)                                  20,516,589
- ------------------------------------------------------------------------------

DEBT INDEX SECURITIES--0.2%
J.P. Morgan - Morgan Stanley TRAC-X
EM Ltd. 144A 6.50%, 12/23/08(b)(d) .....   Ba(c)     2,000      1,993,000
- ------------------------------------------------------------------------------
TOTAL DEBT INDEX SECURITIES
(IDENTIFIED COST $2,001,000)                                    1,993,000
- ------------------------------------------------------------------------------

                                                   SHARES       VALUE
                                                   ------       -----
COMMON STOCKS--59.2%

ADVERTISING--0.6%
Harte-Hanks, Inc. ......................           304,900 $    6,058,363

AEROSPACE & DEFENSE--1.0%
United Technologies Corp. ..............           116,900      9,900,261

AIR FREIGHT & COURIERS--1.4%
FedEx Corp. ............................            72,100      5,462,296
Ryder System, Inc. .....................           306,700      9,201,000
                                                           --------------
                                                               14,663,296
                                                           --------------

APPLICATION SOFTWARE--0.8%
Citrix Systems, Inc.(e) ................           332,100      8,395,488

ASSET MANAGEMENT & CUSTODY BANKS--0.3%
Mellon Financial Corp. .................           113,100      3,378,297

CASINOS & GAMING--1.0%
Alliance Gaming Corp.(e) ...............            81,000      1,964,250
Mandalay Resort Group ..................           212,100      8,324,925
                                                           --------------
                                                               10,289,175
                                                           --------------

COMMUNICATIONS EQUIPMENT--2.6%
Andrew Corp.(e) ........................           471,000      6,160,680
Cisco Systems, Inc.(e) .................           627,006     13,154,586
Emulex Corp.(e) ........................           271,300      7,683,216
                                                           --------------
                                                               26,998,482
                                                           --------------

COMPUTER & ELECTRONICS RETAIL--0.7%
Best Buy Co., Inc. .....................           126,600      7,382,046

COMPUTER HARDWARE--1.2%
International Business Machines Corp. ..           133,300     11,927,684

COMPUTER STORAGE & PERIPHERALS--0.5%
EMC Corp.(e) ...........................           361,100      4,997,624

DATA PROCESSING & OUTSOURCED SERVICES--0.6%
Computer Sciences Corp.(e) .............           166,000      6,576,920

DIVERSIFIED BANKS--5.2%
Bank of America Corp. ..................           294,100     22,272,193
FleetBoston Financial Corp. ............            78,900      3,186,771
U.S. Bancorp ...........................           329,400      8,966,268
Wells Fargo & Co. ......................           324,900     18,298,368
                                                           --------------
                                                               52,723,600
                                                           --------------

DIVERSIFIED CAPITAL MARKETS--1.3%
J.P. Morgan Chase & Co. ................           380,300     13,652,770

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund
                                                   SHARES       VALUE
                                                   ------       -----
DIVERSIFIED CHEMICALS--0.2%
Engelhard Corp. ........................            86,800 $    2,480,744

DIVERSIFIED COMMERCIAL SERVICES--1.1%
ARAMARK Corp. Class B(e) ...............           165,700      4,427,504
Cendant Corp.(e) .......................           344,900      7,046,307
                                                           --------------
                                                               11,473,811
                                                           --------------

ELECTRONIC EQUIPMENT MANUFACTURERS--2.5%
AVX Corp. ..............................           311,000      4,571,700
Mettler-Toledo International, Inc.(e) ..           167,900      6,437,286
Vishay Intertechnology, Inc.(e) ........           309,200      5,797,500
Waters Corp.(e) ........................           265,900      8,357,237
                                                           --------------
                                                               25,163,723
                                                           --------------

FOOTWEAR--0.7%
Reebok International Ltd. ..............           176,100      6,859,095

HEALTH CARE DISTRIBUTORS--1.8%
Omnicare, Inc. .........................           334,000     12,805,560
Schein (Henry), Inc.(e) ................            86,800      5,385,940

                                                               18,191,500


HEALTH CARE SERVICES--0.4%
Caremark Rx, Inc.(e) ...................           173,400      4,343,670

HEALTH CARE SUPPLIES--0.8%
Fisher Scientific International, Inc.(e)           195,700      7,876,925

HOTELS, RESORTS & CRUISE LINES--0.9%
Royal Caribbean Cruises Ltd. ...........           301,100      8,945,681

HOUSEHOLD PRODUCTS--1.6%
Dial Corp. (The) .......................           282,300      6,775,200
Procter & Gamble Co. (The) .............            94,700      9,308,063
                                                           --------------
                                                               16,083,263
                                                           --------------

HOUSEWARES & SPECIALTIES--0.6%
Fortune Brands, Inc. ...................            87,200      5,681,080

HYPERMARKETS & SUPER CENTERS--0.9%
Wal-Mart Stores, Inc. ..................           149,800      8,830,710

INDUSTRIAL CONGLOMERATES--2.4%
General Electric Co. ...................           849,500     24,643,995

INDUSTRIAL MACHINERY--0.4%
Pall Corp. .............................           160,500      3,755,700

INTEGRATED OIL & GAS--1.2%
Exxon Mobil Corp. ......................           348,400     12,744,472

                                                   SHARES       VALUE
                                                   ------       -----
INTEGRATED TELECOMMUNICATION SERVICES--1.1%
SBC Communications, Inc. ...............           212,900 $    5,105,342
Verizon Communications, Inc. ...........           182,000      6,115,200
                                                           --------------
                                                               11,220,542
                                                           --------------

INTERNET SOFTWARE & SERVICES--0.7%
VeriSign, Inc.(e) ......................           480,500      7,625,535

INVESTMENT BANKING & BROKERAGE--2.6%
E*TRADE Financial Corp.(e) .............           941,000      9,692,300
Morgan Stanley .........................           307,900     16,894,473
                                                           --------------
                                                               26,586,773
                                                           --------------

LEISURE PRODUCTS--0.7%
Marvel Enterprises, Inc.(e) ............           259,900      7,654,055

LIFE & HEALTH INSURANCE--0.8%
MetLife, Inc. ..........................           260,000      8,164,000

METAL & GLASS CONTAINERS--0.6%
Ball Corp. .............................           111,700      6,277,540

MOVIES & ENTERTAINMENT--1.4%
Time Warner, Inc.(e) ...................           602,400      9,210,696
Viacom, Inc. Class B ...................           119,500      4,764,465
                                                           --------------
                                                               13,975,161
                                                           --------------

MULTI-LINE INSURANCE--1.0%
American International Group, Inc. .....           169,100     10,286,353

OIL & GAS DRILLING--0.9%
Noble Corp.(e) .........................           144,000      4,943,520
Patterson-UTI Energy, Inc.(e) ..........           109,900      3,142,041
Transocean, Inc.(e) ....................            54,499      1,045,836
                                                           --------------
                                                                9,131,397
                                                           --------------

OIL & GAS EQUIPMENT & SERVICES--1.0%
Baker Hughes, Inc. .....................            76,300      2,156,238
BJ Services Co.(e) .....................            87,200      2,861,032
Schlumberger Ltd. ......................           103,600      4,866,092
                                                           --------------
                                                                9,883,362
                                                           --------------

OIL & GAS EXPLORATION & PRODUCTION--0.9%
Anadarko Petroleum Corp. ...............           202,500      8,833,050

OTHER DIVERSIFIED FINANCIAL SERVICES--2.2%
Citigroup, Inc. ........................           464,601     22,022,087

PACKAGED FOODS & MEATS--1.1%
Dean Foods Co.(e) ......................           169,950      5,140,988

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund
                                                   SHARES       VALUE
                                                   ------       -----
PACKAGED FOODS & MEATS--CONTINUED
Kellogg Co. ............................           173,400 $    5,744,742
                                                           --------------
                                                               10,885,730
                                                           --------------

PHARMACEUTICALS--3.7%
Bristol-Myers Squibb Co. ...............           232,900      5,908,673
Johnson & Johnson ......................           193,300      9,728,789
Mylan Laboratories, Inc. ...............           235,800      5,694,570
Pfizer, Inc. ...........................           521,000     16,463,600
                                                           --------------
                                                               37,795,632
                                                           --------------

SEMICONDUCTOR EQUIPMENT--1.0%
Applied Materials, Inc.(e) .............           330,200      7,716,774
Teradyne, Inc.(e) ......................           116,100      2,644,758
                                                           --------------
                                                               10,361,532
                                                           --------------

SEMICONDUCTORS--1.0%
Intel Corp. ............................           315,100     10,414,055

SOFT DRINKS--1.2%
PepsiCo, Inc. ..........................           264,200     12,634,044

SPECIALIZED FINANCE--0.9%
CIT Group, Inc. ........................           269,200      9,050,504

SYSTEMS SOFTWARE--3.0%
Microsoft Corp. ........................           822,900     21,518,835
Oracle Corp.(e) ........................           771,100      9,222,356
                                                           --------------
                                                               30,741,191
                                                           --------------

TECHNOLOGY DISTRIBUTORS--0.3%
Avnet, Inc.(e) .........................           168,600      3,270,840

TRUCKING--0.4%
Swift Transportation Co., Inc.(e) ......           159,800      3,584,314
- -------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $490,349,928)                                604,416,072
- -------------------------------------------------------------------------



FOREIGN COMMON STOCKS--0.7%

PROPERTY & CASUALTY INSURANCE--0.7%
ACE Ltd. (Bermuda) .....................           188,400 $    6,782,400
- -------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $6,561,624)                                    6,782,400
- -------------------------------------------------------------------------

EXCHANGE TRADED FUNDS--0.6%
SPDR Trust Series I ....................            58,700      6,182,871
- -------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $7,695,137)                                    6,182,871
- -------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.0%
(IDENTIFIED COST $871,651,386)                                999,654,928
- -------------------------------------------------------------------------

                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)
                                      -----------   ------
SHORT-TERM OBLIGATIONS--1.3%

FEDERAL AGENCY SECURITIES--0.1%
FHLB 1.045%, 12/4/03 ...................             1,130      1,129,009

COMMERCIAL PAPER--1.2%
Corporate Asset Funding Co. 1.04%,
11/3/03 ................................  A-1+       7,440      7,439,570

Special Purpose Accounts Receivable
Cooperative Corp. 1.08%, 11/7/03 .......  A-1        2,530      2,529,544

ABSC Capital Corp. 1.09%, 11/13/03 .....  A-1        2,500      2,499,092

                                                               12,468,206

- -------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $13,597,124)                                  13,597,215
- -------------------------------------------------------------------------

TOTAL INVESTMENTS--99.3%
(IDENTIFIED COST $885,248,510)                              1,013,252,143(a)
Other assets and liabilities, net--0.7%                         7,549,465
                                                           --------------
NET ASSETS--100.0%                                         $1,020,801,608
                                                           ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $146,520,046 and gross depreciation of $19,979,970 for federal income tax purposes. At October 31, 2003, the aggregate cost of securities for federal income tax purposes was $886,712,067.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2003, these securities amounted to a value of $34,592,973 or 3.4% of net assets.

(c) As rated by Moody's or Fitch.

(d) Variable or step coupon security; interest rate reflects the rate currently in effect.

(e) Non-income producing.

(f) Illiquid. At October 31, 2003, these securities amounted to a value of $4,210,616 or 0.4% of net assets. For acquisition information, see Notes to Financial Statements.

(g) Par value represents Euro.

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2003

ASSETS
Investment securities at value
   (Identified cost $885,248,510)          $1,013,252,143
Cash                                            1,516,750
Receivables
   Investment securities sold                   6,165,823
   Interest and dividends                       5,418,571
   Fund shares sold                               244,140
Prepaid expenses                                   20,624
                                           --------------
     Total assets                           1,026,618,051
                                           --------------
LIABILITIES
Payables
   Investment securities purchased              3,451,471
   Fund shares repurchased                      1,162,394
   Investment advisory fee                        475,044
   Transfer agent fee                             339,926
   Distribution and service fees                  229,903
   Financial agent fee                             55,915
   Trustees' fee                                      783
   Payable to adviser                                 278
Accrued expenses                                  100,729
                                           --------------
     Total liabilities                          5,816,443
                                           --------------
NET ASSETS                                 $1,020,801,608
                                           ==============
NET ASSETS CONSIST OF:
Capital paid in on shares
   of beneficial interest                  $  943,722,789
Undistributed net investment income             2,495,991
Accumulated net realized loss                 (53,422,159)
Net unrealized appreciation                   128,004,987
                                           --------------
NET ASSETS                                 $1,020,801,608
                                           ==============
CLASS A
Shares of beneficial interest
   outstanding, no par value,
   unlimited authorization
   (Net Assets $999,427,413)                   69,839,834
Net asset value per share                          $14.31
Offering price per share $14.31/(1-5.75%)          $15.18

CLASS B
Shares of beneficial interest
   outstanding, no par value,
   unlimited authorization
   (Net Assets $21,374,195)                     1,498,370
Net asset value and offering
   price per share                                 $14.26

                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2003

INVESTMENT INCOME
Interest                                     $ 22,094,667
Dividends                                       9,378,053
Security lending                                    7,617
Foreign taxes withheld                             (4,321)
                                             ------------
     Total investment income                   31,476,016
                                             ------------
EXPENSES
Investment advisory fee                         5,456,962
Service fees, Class A                           2,424,029
Distribution and service fees, Class B            232,303
Financial agent fee                               621,448
Transfer agent                                  1,615,265
Printing                                          137,172
Custodian                                         133,229
Professional                                       34,411
Registration                                       31,759
Trustees                                           30,769
Miscellaneous                                      65,158
                                             ------------
     Total expenses                            10,782,505
     Custodian fees paid indirectly                (1,721)
                                             ------------
     Net expenses                              10,780,784
                                             ------------
NET INVESTMENT INCOME                          20,695,232
                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized loss on securities                (6,379,974)
Net realized loss on foreign
   currency transactions                          (90,836)
Net change in unrealized appreciation
(depreciation) on investments                 115,590,183
Net change in unrealized appreciation
   (depreciation) on
   foreign currency and
   foreign currency transactions                    1,354
                                             ------------
NET GAIN ON INVESTMENTS                       109,120,727
                                             ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                           $129,815,959
                                             ============

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended           Year Ended
                                                                                        10/31/03             10/31/02
                                                                                    ---------------      ---------------
FROM OPERATIONS
   Net investment income (loss)                                                     $    20,695,232      $    28,334,951
   Net realized gain (loss)                                                              (6,470,810)         (24,043,669)
   Net change in unrealized appreciation (depreciation)                                 115,591,537          (94,325,568)
                                                                                    ---------------      ---------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      129,815,959          (90,034,286)
                                                                                    ---------------      ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                       (20,386,663)         (29,398,318)
   Net investment income, Class B                                                          (318,277)            (576,262)
                                                                                    ---------------      ---------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (20,704,940)         (29,974,580)
                                                                                    ---------------      ---------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,453,100 and 3,089,857 shares, respectively)          32,433,518           42,755,275
   Net asset value of shares issued from reinvestment of distributions
     (1,403,654 and 1,955,441 shares, respectively)                                      18,704,722           27,036,145
   Cost of shares repurchased (10,556,344 and 13,098,236 shares, respectively)         (139,742,856)        (179,151,579)
                                                                                    ---------------      ---------------
Total                                                                                   (88,604,616)        (109,360,159)
                                                                                    ---------------      ---------------
CLASS B
   Proceeds from sales of shares (224,050 and 449,565 shares, respectively)               2,931,414            6,249,169
   Net asset value of shares issued from reinvestment of distributions
     (22,637 and 39,251 shares, respectively)                                               299,281              541,604
   Cost of shares repurchased (764,244 and 754,036 shares, respectively)                (10,093,093)         (10,117,014)
                                                                                    ---------------      ---------------
Total                                                                                    (6,862,398)          (3,326,241)
                                                                                    ---------------      ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                        (95,467,014)        (112,686,400)
                                                                                    ---------------      ---------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                 13,644,005         (232,695,266)

NET ASSETS
   Beginning of period                                                                1,007,157,603        1,239,852,869
                                                                                    ---------------      ---------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $2,495,991 AND $2,065,534, RESPECTIVELY]                                       $ 1,020,801,608      $ 1,007,157,603
                                                                                    ===============      ===============

                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS A
                                                          --------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                          --------------------------------------------------------------
                                                             2003        2002(3)       2001          2000         1999
Net asset value, beginning of period                       $12.82        $14.27      $17.63         $17.92       $16.29
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.28(4)       0.34(4)     0.41           0.47         0.40
   Net realized and unrealized gain (loss)                   1.49         (1.43)      (1.20)          0.77         2.25
                                                           ------        ------      ------         ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                        1.77         (1.09)      (0.79)          1.24         2.65
                                                           ------        ------      ------         ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.28)        (0.36)      (0.48)         (0.44)       (0.39)
   Distributions from net realized gains                       --            --       (2.09)         (1.09)       (0.63)
                                                           ------        ------      ------         ------       ------
     TOTAL DISTRIBUTIONS                                    (0.28)        (0.36)      (2.57)         (1.53)       (1.02)
                                                           ------        ------      ------         ------       ------
Change in net asset value                                    1.49         (1.45)      (3.36)         (0.29)        1.63
                                                           ------        ------      ------         ------       ------
NET ASSET VALUE, END OF PERIOD                             $14.31        $12.82      $14.27         $17.63       $17.92
                                                           ======        ======      ======         ======       ======
Total return(1)                                             13.98%        (7.77)%     (4.46)%         7.13%       16.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                    $999,427      $981,389  $1,207,395     $1,423,113   $1,561,026
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                        1.07%(2)      1.02 %(2)   1.00 %(2)      1.00%(2)     0.97%(2)
   Net investment income                                     2.10%         2.46 %      2.58 %         2.55%        2.19%
Portfolio turnover                                             92%           52 %        45 %           50%          57%

                                                                                    CLASS B
                                                          --------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                          --------------------------------------------------------------
                                                             2003        2002(3)       2001          2000         1999
Net asset value, beginning of period                       $12.78        $14.23      $17.52         $17.85       $16.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.18(4)       0.24(4)     0.30           0.33         0.27
   Net realized and unrealized gain (loss)                   1.48         (1.43)      (1.18)          0.77         2.24
                                                           ------        ------      ------         ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                        1.66         (1.19)      (0.88)          1.10         2.51
                                                           ------        ------      ------         ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.18)        (0.26)      (0.32)         (0.34)       (0.28)
   Distributions from net realized gains                       --            --       (2.09)         (1.09)       (0.63)
                                                           ------        ------      ------         ------       ------
     TOTAL DISTRIBUTIONS                                    (0.18)        (0.26)      (2.41)         (1.43)       (0.91)
                                                           ------        ------      ------         ------       ------
Change in net asset value                                    1.48         (1.45)      (3.29)         (0.33)        1.60
                                                           ------        ------      ------         ------       ------
NET ASSET VALUE, END OF PERIOD                             $14.26        $12.78      $14.23         $17.52       $17.85
                                                           ======        ======      ======         ======       ======
Total return(1)                                             13.09%        (8.49)%     (5.10)%         6.29%       15.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $21,374       $25,768     $32,457        $35,242      $38,613
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                        1.82%(2)      1.77 %(2)   1.75 %(2)      1.75%(2)     1.72%(2)
   Net investment income                                     1.37%         1.71 %      1.83 %         1.80%        1.45%
Portfolio turnover                                             92%           52 %        45 %           50%          57%

(1) Maximum sales charge is not reflected in the total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to increase the ratio of net investment income to average net assets from 2.45% to 2.46% and from 1.70% to 1.71% for Class A and Class B, respectively. There was no effect to net investment income
    (loss) per share or to net realized and unrealized gain (loss) per share for Class A and B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(4) Computed using average shares outstanding.

                        See Notes to Financial Statements

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003


1. ORGANIZATION

   The Phoenix Series Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   Currently six funds are offered for sale (each a "Fund"). The Core Bond Fund is diversified and has an investment objective to seek both current income and capital appreciation. The Aggressive Growth Fund is diversified and has an investment objective of capital appreciation. The Capital Growth Fund is diversified and has an investment objective of long-term capital appreciation. The High Yield Fund is diversified and has a primary investment objective to seek high current income and a secondary objective of capital growth. The Money Market Fund is diversified and has an investment objective of seeking as high a level of current income consistent with the preservation of capital and maintenance of liquidity. The Balanced Fund is diversified and has investment objectives of reasonable income, long-term capital growth and conservation of capital.

   Each Fund offers Class A and Class B shares. Core Bond Fund, Aggressive Growth Fund and High Yield Fund also offer Class C shares. Class A shares of Core Bond Fund and High Yield Fund are sold with a front-end sales charge of up to 4.75%. Class A shares of Aggressive Growth Fund, Capital Growth Fund and Balanced Fund are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price are available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market. As required, some investments are valued at fair value as determined in good faith by or under the direction of the Trustees.

   The Money Market Fund uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. Using this method, the Fund attempts to maintain a constant net asset value of $1 per share.

   Certain securities held by the Funds were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At October 31, 2003, the total value of these securities represented approximately 6.4% and 6.8% of net assets of Core Bond Fund and High Yield Fund, respectively.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003 (CONTINUED)

differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   Certain Funds may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized gain (or loss). When the contract is closed or offset with the same counterparts, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. SECURITY LENDING:

   The Trust loans securities to qualified brokers through an agreement with State Street Bank and Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

H. EXPENSES:

   Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

I. OPTIONS:

   Certain Funds may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Certain Funds may purchase options, which are included in the funds' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At October 31, 2003, the Trust had no options outstanding.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   Each Fund may engage in when-issued or delayed delivery transactions. Each Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003 (CONTINUED)

K. LOAN AGREEMENTS:

   The Trust may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

L. SWAP AGREEMENTS:

   Certain Funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest or foreign currency, (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.) Total return swap agreements involve commitments to pay interest in exchange for a market-linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the Fund will receive a payment or make a payment to the counterparty. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the Funds' custodian. Swaps are marked to market daily based upon quotations from market makers and the change, if any is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

   At October 31, 2003, the High Yield Fund had the following swap agreements outstanding:
                                                                    Unrealized
                                                                   Appreciation
Notional Amount                                                   (Depreciation)
- ---------------                                                   ------------
Credit Default Swaps

$3,000,000     Agreement with Deutsche Bank dated January
               15, 2002, terminating on February 15, 2004,
               to receive 7% per year times the notional
               amount. The Fund pays only upon a default
               event of Calpine Corp., the notional amount
               times the difference between the par value
               and the market value of Calpine Corp. 4% bond
               due December 26, 2006                                  $(116,847)

$2,500,000     Agreement with Morgan Stanley Capital
               Services, Inc. dated July 23, 2003,
               terminating on September 20, 2008, to receive
               3% per year times the notional amount. The
               Fund pays only upon a default event of Nextel
               Communications, Inc., the notional amount
               times the difference between the par value
               and the market value of Nextel
               Communications, Inc. 9.50% bond due February
               1, 2011                                                $  116,045

$(2,000,000)   Agreement with Morgan Stanley Credit Products
               Ltd. dated April 18, 2003, terminating on
               June 20, 2008, to pay 1.10% per year times
               the notional amount. The Fund receives only
               upon a default event of Safeway, Inc., the
               notional amount times the difference between
               the par value and the market value of
               Safeway, Inc. 6.50% bond due March 1, 2011            $  (37,602)

$5,000,000     Agreement with J.P. Morgan Chase Bank dated
               September 16, 2003, terminating on June 20,
               2008, to receive 5.20% per year times the
               notional amount. The Fund pays only upon a
               default event of TRAC-X NA High Yield Debt
               Index Series 1-B, the notional amount times
               the difference between the par value and the
               market value of TRAC-X NA High Yield Debt
               Index Series 1-B 5.20% due June 20, 2008              $   55,993

$5,000,000     Agreement with J.P. Morgan Chase Bank dated
               August 20, 2003, terminating on June 20,
               2008, to receive 4.50% per year times the
               notional amount. The Fund pays only upon a
               default event of TRAC-X NA High Yield Debt
               Index Series 1-B, the notional amount times
               the difference between the par value and the
               market value of TRAC-X NA High Yield Debt
               Index Series 1-B 4.50% due June 20, 2008             $   239,726

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003 (CONTINUED)

                                                                    Unrealized
                                                                   Appreciation
Notional Amount                                                   (Depreciation)
- ---------------                                                   ------------
Interest Rate Swaps
$(5,000,000)   Agreement with Deutsche Bank terminating on
               October 1, 2013, to pay interest at 4.50% in
               exchange for receipt of 1.16% (3 month LIBOR
               at October 1, 2003) on $5,000,000                      $  83,971

$(3,000,000)   Agreement with Deutsche Bank terminating on
               October 3, 2013, to pay interest at 4.37875%
               in exchange for receipt of 1.16% (3 month
               LIBOR at October 3, 2003) on $3,000,000                $  79,970

                                                                      ---------
                                                                      $ 421,256
                                                                      =========

M. DEBT INDEX SECURITIES, TARGETED RETURN INDEX SECURITIES, AND TRADED CUSTODY
RECEIPTS:

   The Trust invests in securities that represent an interest in a diversified portfolio (the "basket") of debt instruments (the underlying securities). Under the term of the baskets, the Trust has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to the Trust.

   Debt index securities are comprised of a basket of credit default swaps referencing a diversified pool of high yield or emerging markets debt instruments. Certain baskets may be purchased on a funded or unfunded basis such that the Trust receives interest payments based upon the notional amount or par amount of the basket. In connection with these investments collateral may be set aside by the Trust's custodian. In the event of default of any of the underlying notional securities within the unfunded basket, the Trust will be required to pay the counterparty an amount equal to its pro rata share of the notional amount of the defaulted security and similarly the Trust will then receive its pro rata interest of the defaulted security or equivalent cash amount. In a funded transaction, in the event of default of any par securities in the funded basket, the Trust would be required to receive its pro rata interest of the defaulted security or equivalent cash amount.

   Targeted return index securities are trusts in which each certificate holder owns a pro rata share of the corporate bonds that comprise the Lehman Brothers U.S. Credit Index, which is a component of the Lehman Brothers U.S. Aggregate Index.

   Traded custody receipts are custody receipts, which represent an ownership interest in an equal par-weighted portfolio of benchmark U.S. corporate bonds.

N. FOREIGN SECURITY COUNTRY DETERMINATION:

   A combination of the following criteria is used to assign the countries at risk listed in the Schedule of Investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for their services to the Trust, the Advisers, Phoenix Investment Counsel, Inc, ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), and Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd., which is an indirect wholly-owned subsidiary of PNX, are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each fund:
                              1st        $1-2       $2+
                            Billion     Billion   Billion
                            -------     -------   -------
Core Bond Fund ............   0.45%      0.40%     0.35%
Capital Growth Fund .......   0.70%      0.65%     0.60%
High Yield Fund ...........   0.65%      0.60%     0.55%
Money Market Fund .........   0.40%      0.35%     0.30%
Balanced Fund .............   0.55%      0.50%     0.45%

                            1st $50     $50-500    $500+
                            Million     Million   Million
                            -------     -------   -------
Aggressive Growth Fund ....   0.90%      0.80%     0.70%

   DPIM serves as investment adviser for the Core Bond Fund and PIC serves as investment advisor for the remaining Funds within the Trust.

   From November 1, 2002 through February 28, 2004, the Adviser agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceeded the following range of ratios:

   Class A 0.15% to 0.60%
   Class B 0.90% to 1.35%
   Class C 1.15% to 1.60%

   The expense ratios currently in effect are 0.35% and 1.10% for Class A and B, respectively.

   Roger Engemann & Associates, Inc. ("REA") is the subadviser to the Aggressive Growth Fund and Capital Growth Fund. For its services, REA is paid a fee by the Adviser equal to 0.40% of the average daily net assets of the Aggressive Growth Fund up to $50 million, 0.30% of such value between $50 million and $262 million, 0.45% of such value between $262 and $500 million, and 0.35% of such value in excess of $500 million and a fee equal to 0.10% of the average daily net assets of the Capital Growth Fund up to $3 billion and 0.30% of such value in excess of $3 billion. REA is a wholly-owned subsidiary of Pasadena

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003 (CONTINUED)

Capital Corporation which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., an indirect, wholly-owned subsidiary of PNX.

   As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions and deferred sales charge for the period ended October 31, 2003, as follows:

                            Class A       Class B          Class C
                          Net Selling     Deferred        Deferred
                          Commissions   Sales Charges   Sales Charges
                          -----------   -------------   -------------

Core Bond Fund ............ $ 8,683        $22,371        $   140
Aggressive Growth Fund ....  15,368         75,018            213
Capital Growth Fund .......  63,660         53,121             --
High Yield Fund ...........  15,158         35,368          7,043
Money Market Fund .........      --        119,728         16,108
Balanced Fund .............  51,215         42,335             --

   In addition to these amounts the following was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions:

Core Bond Fund ............$ 2,459
Aggressive Growth Fund .... 25,416
Capital Growth Fund ....... 54,197
High Yield Fund ...........  9,426
Balanced Fund ............. 52,392

   In addition, each Fund except the Money Market Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective class; the distribution fee for the Money Market Fund is 0% and 0.75% for Class A and Class B, respectively. The Distributor has advised the Trust that the total amount expensed for the period ended October 31, 2003, is as follows:

                                       Distribution    Distribution
                       Distribution   and/or service  and/or service
                      and/or service   fees paid to    fees paid to
                     fees retained by  Unaffiliated    W.S. Griffith
                        Distributor    Participants   Securities, Inc.
                     ----------------  ------------   ----------------
Core Bond Fund ..........$ 96,917       $  267,732        $ 14,131
Aggressive Growth Fund .. 224,053          335,024          49,819
Capital Growth Fund ..... 357,838        1,696,793         190,987
High Yield Fund ......... 239,926          445,419          61,989
Money Market Fund ....... 164,735               --              --
Balanced Fund ........... 437,444        1,995,327         223,561

   For the period ended October 31, 2003, the following Fund paid PXP Securities Corp., an indirect subsidiary of PNX, brokerage commissions in connection with portfolio transactions effected on behalf of the Fund as follows:

                                         Commissions Paid
                                      to PXP Securities Corp.
                                      -----------------------
Balanced Fund ..........................    $279,144

   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO) plus (2) the documented cost to PEPCO to provide tax services and oversight of the subagent's performance. For the period ended October 31, 2003, the Trust paid PEPCO $1,777,492. Effective January 1, 2003, the fee schedule of PFPC Inc., ranges from 0.065% to 0.03% of the average daily net asset values of all the Phoenix funds serviced by PFPC Inc. Prior to that date, the fee schedule ranged from 0.085% to 0.0125%. Certain minimum fees may apply.
   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the period ended October 31, 2003, transfer agent fees were $6,024,231 as reported in the Statement of Operations, of which PEPCO retained the following:

                                             Transfer Agent
                                              Fee Retained
                                             --------------
Core Bond Fund .........................      $   93,726
Aggressive Growth Fund .................         224,188
Capital Growth Fund ....................       1,060,097
High Yield Fund ........................         212,809
Money Market Fund ......................         232,866
Balanced Fund ..........................         674,037

   At October 31, 2003, PNX and affiliates held Trust shares which aggregated the following:
                                                 Aggregate
                                                 Net Asset
                                       Shares      Value
                                     ---------  ----------
Core Bond Fund, Class C ............    13,967  $  121,932
Aggressive Growth Fund, Class C ....     5,133      65,548
Money Market Fund, Class A ......... 4,087,379   4,087,379

4. PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities, options, forward currency contracts, swaps and loan agreements) for the period ended October 31, 2003, aggregated the following:

                                  Purchases       Sales
                                ------------   ------------
Core Bond Fund ................ $ 12,248,384   $ 16,846,644
Aggressive Growth Fund ........  309,950,998    328,632,534
Capital Growth Fund ...........  299,564,592    376,300,381
High Yield Fund ...............  369,109,153    366,429,901
Balanced Fund .................  743,302,060    802,814,764

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003 (CONTINUED)

   Purchases and sales of long-term U.S. Government and agency securities for the period ended October 31, 2003, aggregated the following:

                                   Purchases      Sales
                                ------------    ------------
Core Bond Fund ................ $107,290,404    $103,219,240
Capital Growth Fund ...........    2,607,525              --
Balanced Fund .................  128,031,750     115,959,344

5. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts. Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors. High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

6. FORWARD CURRENCY CONTRACTS

   As of October 31, 2003, the High Yield Fund had entered into the following forward currency contracts which contractually obligate the fund to deliver currency at the specified date.
                                                                   Unrealized
                           Settlement                             Appreciation
Contract to (Deliver)   In Exchange for      Date       Value    (Depreciation)
- ---------------------   ---------------     -------    --------  -------------
EUR(2,250,000)           USD$(2,487,375)   11/21/03  $(2,618,409)  $(131,034)
USD U.S. Dollar
EUR Euro

7. OTHER

   At October 31, 2003, Aggressive Growth Fund had one shareholder account which amounted to 10.6% of the total shares outstanding. The account is not affiliated with PNX.

   On April 7, 2003, the Board of Trustees of Phoenix Series Fund voted to direct the mandatory redemption of Class C Shares of Money Market Fund. Effective April 17, 2003, Class C Shares of Money Market Fund were closed to new investors and additional investor deposits. On May 23, 2003, this class of shares was liquidated at its net asset value.

8. RESTRICTED SECURTIES
   At October 31, 2003, the Trust held the following restricted securities:

                                        Acquisition Date       Acquisition Cost
                                        ----------------       ----------------
CORE BOND FUND
 Home Ownership Funding Corp. II Pfd.
  144A 13.338%
   Shares 10,000 ..........................  2/21/97              $6,065,065
   Shares 522 .............................  2/18/98                 342,453
   Shares 3,000 ...........................   3/2/98               1,934,760
AGGRESSIVE GROWTH FUND
 Metro Optix, Inc. Series B Pfd. ..........  6/23/00               1,750,003
HIGH YIELD FUND
 Pennant CBO Ltd. 1A, D 13.43%, 3/14/11 ... 10/22/99               2,915,310
 CB Cambridge Industries Liquidating Trust
  Interests 0%, 12/24/05 .................. 12/24/01                 369,206
 Battery Park CDO Ltd. Series 5 144A
  15.407%, 2/10/11 ........................  12/1/99               1,963,360
 Poland Telecom Finance Series B
  14%, 12/1/07 ............................ 11/24/97               5,000,000
 Charter Communications Operating LLC
  Term B 3.92%, 3/18/08 ...................   5/2/03               2,731,750
 United Pan-Europe Communications Tranch C2
  6.65%, 3/31/09 .......................... 10/11/01               2,265,000
 Qwest Corp. Tranche Q 4.62%, 5/3/05 ......  2/19/03               2,790,000
 Sullivan holdings,Inc. Class C ...........  12/4/93                 357,881
BALANCED FUND
 ITW Cupids Financial Trust I 144A
  6.55%, 12/31/11 .........................  4/18/02               3,993,960

   Each Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

9. FEDERAL INCOME TAX INFORMATION

   The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                             Expiration Year
                          ----------------------------------------------------
                              2004        2006           2007        2008
                          ------------ ----------    ----------   ------------
Core Bond Fund ...........  $2,246,778          --  $ 6,429,814   $ 8,192,129
Aggressive Growth Fund ...          --          --           --
Capital Growth Fund ......          --          --           --
High Yield Fund ..........          --  $1,533,950   38,223,988    27,836,215
Balanced Fund ............          --          --           --

                                             Expiration Year
                          -----------------------------------------------------
                              2009        2010           2011         Total
                          ------------ ----------    ----------    ------------
Core Bond Fund ...........          -- $ 2,929,428           --  $ 19,798,149
Aggressive Growth Fund ...$108,834,901  27,489,400           --   136,324,301
Capital Growth Fund ...... 396,211,833  97,731,301  $15,273,804   509,216,938
High Yield Fund ..........  66,603,160  70,134,673   21,914,581   226,246,567
Balanced Fund ............  18,032,864  21,868,870   12,199,260    52,100,994

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003 (CONTINUED)

   The Funds may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

   The following Funds utilized losses deferred in prior years against current year capital gains as follows:

Core Bond Fund ............................. $   187,049
Aggressive Growth Fund .....................  18,465,847

   The High Yield Fund has an expired captial loss carryover of $46,929,335.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                 Undistributed      Long-term
                                ordinary income   capital gains
                                ---------------   -------------
Core Bond Fund ................... $  145,717         $--
Aggressive Growth Fund ...........         --          --
Capital Growth Fund ..............         --          --
High Yield Fund ..................     36,206          --
Balanced Fund ....................  2,495,991          --

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes

10. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset values of the Funds. As of October 31, 2003, the following Funds recorded reclassifications to increase (decrease) the accounts listed below:

                        Capital paid in     Undistributed     Accumulated
                         on shares of      net investment    net realized
                      beneficial interest   income (loss)     gain (loss)
                      -------------------  --------------    ------------
Core Bond Fund ..........$  (823,925)        $1,678,058      $  (854,133)
Aggressive Growth Fund .. (2,453,468)         2,455,453           (1,985)
Capital Growth Fund ..... (4,208,109)         4,208,109               --
High Yield Fund .........(46,609,467)           808,136       45,801,331
Balanced Fund ...........  3,362,667            440,165       (3,802,832)

- ------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)

   For federal income tax purposes, 42.6% of the current year net income earned by the Balanced Fund will qualify for the dividends received deduction for corporate shareholders when paid.

   Effective for the calendar year 2003, qualified dividends will be taxed at a lower rate for individual shareholders. 1.3% and 43.2% of the ordinary income dividends distributed by the High Yield Fund and Balanced Fund, respectively, and applicable to qualifying dividends received after January 1, 2003 will qualify for the lower tax rate. The Fund plans to designate the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act. The actual percentage for the calendar year will be designated in the year-end tax statements.
- ------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

[GRAPHIC OMITTED]

PRICEWATERHOUSECOOPERS

To the Board of Trustees and Shareholders of Phoenix Series Fund

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Aggressive Growth Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Oakhurst Balanced Fund (constituting Phoenix Series Fund, hereafter referred to as the "Trust") at October 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS

Boston, Massachusetts
December 12, 2003

                               PHOENIX SERIES FUND

                            PART C--OTHER INFORMATION

ITEM 23.   EXHIBITS

      a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via Edgar with Post-Effective Amendment No. 92 on November 30, 2000 and incorporated herein by reference.

      b. Bylaws of the Registrant filed via Edgar with Post-Effective Amendment No. 92 on November 30, 2000 and incorporated herein by reference.

      c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

      d.1 Amended and Restated Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. dated November 20, 2002 covering the Aggressive Growth Fund, Capital Growth Fund, High Yield Fund, Money Market Fund and Balanced Fund.

      d.2 Amended and Restated Investment Advisory Agreement between the Registrant and Duff & Phelps Investment Management Co. dated November 20, 2002 covering the Core Bond Fund.

      d.3 Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates dated August 6, 1999, covering the Capital Growth Fund, filed via EDGAR with Post-Effective Amendment No. 90 on February 23, 2000 and incorporated herein by reference.

      d.4 Amendment to Subadvisory Agreement between the Registrant and Engemann Asset Management (formerly, Roger Engemann & Associates, Inc.) dated November 20, 2002 covering the Capital Growth Fund.

      d.5 Second Amendment to Subadvisory Agreement between the Registrant and Engemann Asset Management (formerly, Roger Engemann & Associates, Inc.) effective January 1, 2003, covering the Capital Growth Fund.

      d.6 Amendment to Subadvisory Agreement between the Registrant and Engemann Asset Management (formerly, Roger Engemann & Associates, Inc.) dated November 20, 2002, covering the Aggressive Growth Fund.

      e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation, dated November 19, 1997, filed via EDGAR as
             Exhibit 6.1 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

      e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers.

      e.3 Form of Financial Institution Sales Contract for the Phoenix Family of Funds, filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

      f.     None.

      g.1 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8.1 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

      g.2 Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company.

      g.3 Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR herewith.

      g.4 Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company.

      h.1 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994, filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 84 on February 27, 1997, and incorporated herein by reference.

      h.2 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997, filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

      h.3 Sub-Transfer Agent Agreement Between Phoenix Equity Planning Corporation and State Street Bank & Trust Company, dated July 21, 1994, filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 85 on December 27, 1997, and incorporated herein by reference.

      h.4 First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, effective as of February 27, 1998, filed via Edgar with Post-Effective Amendment No. 87 on March 1, 1999, and incorporated herein by reference.

      h.5 Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, dated July 31, 1998 filed via Edgar with Post-Effective Amendment No. 87 on March 1, 1999, and incorporated herein by reference.

      h.6 Third Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, effective as of January 1, 2003.

      i. Opinion of Counsel as to legality of the shares filed via EDGAR with Post-Effective Amendment No. 92 on November 30, 2000 and incorporated herein by reference.

      j.*    Consent of PricewaterhouseCoopers LLP filed via EDGAR herewith.

      k.     Not Applicable.

      l.     None.

      m.1 Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 85 on December 29, 1997, and incorporated herein by reference.

      m.2 Class B Shares Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR with Post-Effective Amendment No. 91 on September 11, 2000 and incorporated herein by reference.

      m.3 Class C Shares Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, filed via EDGAR with Post-Effective Amendment No. 91 on September 11, 2000 and incorporated herein by reference.

      m.4 First Amendment to Class A Shares Amended and Restated Distribution Plan.

      o.1 Fourth amended and Restated Rule 18f-3 Multi-Class Distribution Plan effective November 1, 2002.

      o.2 First Amendment to Fourth Amended and Restated Plan Pursuant to Rule 18f-3, filed via EDGAR herewith.

      p. Amended and Restated Code of Ethics of the Trust, Advisers, Subadvisers and Distributor.

      q.* Powers of Attorney for all Trustees filed via EDGAR with Post-Effective Amendment No. 95 on February 25, 2003 and are incorporated by reference.

      ---------------
      *Filed herewith

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
   None.

ITEM 25.   INDEMNIFICATION
   The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

   Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
   See "Management of the Funds" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement.

   For information as to the business, profession, vocation or employment of a substantial nature of director and officers of the Advisers reference is made to the Adviser's current Form ADV (PIC: SEC File No. 801-5995 and Duff & Phelps:
SEC File No. 801-14813) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

ITEM 27.   PRINCIPAL UNDERWRITERS
   (a) Equity Planning also serves as the principal underwriter for the following registrants:

       Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Partner Select Funds, Phoenix Portfolios, Phoenix Series Fund, Phoenix-Seneca Funds, Phoenix Strategic Equity Series Fund, Phoenix Zweig Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVAl.

   (c) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

     NAME AND PRINCIPAL                                      POSITIONS AND OFFICES                    POSITIONS AND OFFICES
      BUSINESS ADDRESS                                         WITH DISTRIBUTOR                          WITH REGISTRANT
      ----------------                                         ----------------                          ---------------
Daniel T. Geraci                                       Director, Chairman and Chief               None
56 Prospect Street                                     Sales and Marketing Officer
P.O. Box 150480
Hartford, CT 06115-0480

Michael E. Haylon                                      Director                                   None
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

John F. Sharry                                         President,                                 Executive Vice President
56 Prospect St.                                        Private Client Group
P.O. Box 150480
Hartford, CT 06115-0480

Frank Waltman                                          Senior Vice Pesident and Investment        None
56 Prospect Street                                     Consultant, Private Client Group
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter                                   Assistant Vice President,                  Assistant Treasurer
56 Prospect Street                                     Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480

   (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS
     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include herein described Series' investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Trust is One American Row, Hartford, Connecticut 06102; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; the address of Duff & Phelps Investment Management Co. is 55 East Monroe Street, Chicago, Illinois 60603; the address of Phoenix Equity Planning Corporation is 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.

ITEM 29.   MANAGEMENT SERVICES
   All management-related service contracts are discussed in Part A or B of this Registration Statement.

ITEM 30.   UNDERTAKINGS
   Not applicable.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 27th day of February, 2004.

                                                 PHOENIX SERIES FUND

ATTEST: /s/ Richard J. Wirth                     BY: /s/ Philip R. McLoughlin
        ------------------------                     ---------------------------
            Richard J. Wirth                             Philip R. McLoughlin
            Assistant Secretary                          President

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 27th day of February, 2004.

              SIGNATURE                          TITLE
              ---------                          -----
                                                 Trustee
--------------------------------------
          E. Virgil Conway*


        /s/ Nancy G. Curtiss                     Treasurer (Principal
--------------------------------------           Financial and
          Nancy G. Curtiss                       Accounting Officer)

                                                 Trustee
--------------------------------------
        Harry Dalzell-Payne*

                                                 Trustee
--------------------------------------
        Francis E. Jeffries*

                                                 Trustee
--------------------------------------
          Leroy Keith, Jr.*

                                                 Trustee
--------------------------------------
        Marilyn E. LaMarche*


      /s/ Philip R. McLoughlin                   Trustee and President
--------------------------------------           (Principal Executive Officer)
        Philip R. McLoughlin

                                                 Trustee
--------------------------------------
       Geraldine M. McNamara*
                                                 Trustee
--------------------------------------
         Everett L. Morris*

                                                 Trustee
--------------------------------------
           James M. Oates*

                                                 Trustee
--------------------------------------
        Richard E. Segerson*

                                                 Trustee
--------------------------------------
       Lowell P. Weicker, Jr.*


   By /s/ Philip R. McLoughlin
     ---------------------------------------
   * Philip R. McLoughlin, Attorney-in-fact pursuant to powers of attorney.


                                      S-1